UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10145

Baillie Gifford Funds
(Exact name of registrant as specified in charter)

1 Greenside Row Edinburgh, Scotland, UK			EH1 3AN
(Address of principal executive offices)			(Zip code)

Gareth Griffiths 1 Greenside Row Edinburgh, Scotland, UK, EH1 3AN
(Name and address of agent for service)

Registrant’s telephone number, including area code:		011-44-131-275-2000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

BAILLIE GIFFORD FUNDS

EAFE Fund

EAFE Choice Fund

EAFE Pure Fund

Emerging Markets Fund

Global Alpha Equity Fund

Global Select Equity Fund

International Concentrated Growth Fund

International Equity Fund

Long Term Global Growth Equity Fund

Positive Change Equity Fund

U.S. Equity Growth Fund

International Choice Fund

Annual Report

December 31, 2017

Index

Page Number
01	Management Discussion
21	Fund Expenses
EAFE Fund
28	Industry Diversification Table
29	Portfolio of Investments
34	Statement of Assets and Liabilities
35	Statement of Operations
36	Statements of Changes in Net Assets
Financial Highlights
38	Selected Data for Class 2
39	Selected Data for Class 3
40	Selected Data for Class 4
41	Selected Data for Class 5
42	Selected Data for Class K
43	Selected Data for Institutional Class
EAFE Choice Fund
44	Industry Diversification Table
46	Portfolio of Investments
51	Statement of Assets and Liabilities
52	Statement of Operations
53	Statements of Changes in Net Assets
Financial Highlights
54	Selected Data for Class 2
55	Selected Data for Class 3
56	Selected Data for Class K
57	Selected Data for Institutional Class
EAFE Pure Fund
58	Industry Diversification Table
59	Portfolio of Investments
63	Statement of Assets and Liabilities
64	Statement of Operations
65	Statements of Changes in Net Assets
Financial Highlights
66	Selected Data for Class 2
67	Selected Data for Class 3
68	Selected Data for Class K
69	Selected Data for Institutional Class
Emerging Markets Fund
70	Industry Diversification Table
71	Portfolio of Investments
76	Statement of Assets and Liabilities
77	Statement of Operations
78	Statements of Changes in Net Assets
Financial Highlights
80	Selected Data for Class 2
81	Selected Data for Class 3
82	Selected Data for Class 5
83	Selected Data for Class K
84	Selected Data for Institutional Class
Global Alpha Equity Fund
85	Industry Diversification Table
87	Portfolio of Investments
93	Statement of Assets and Liabilities
94	Statement of Operations
95	Statements of Changes in Net Assets
Financial Highlights
97	Selected Data for Class 2
98	Selected Data for Class 3
99	Selected Data for Class 4
100	Selected Data for Class K
101	Selected Data for Institutional Class
Global Select Equity Fund
102	Industry Diversification Table
104	Portfolio of Investments
109	Statement of Assets and Liabilities
110	Statement of Operations
111	Statements of Changes in Net Assets
Financial Highlights
112	Selected Data for Class K
113	Selected Data for Institutional Class
International Concentrated Growth Fund
114	Industry Diversification Table
115	Portfolio of Investments
118	Statement of Assets and Liabilities
Page Number
119	Statement of Operations
120	Statements of Changes in Net Assets
Financial Highlights
121	Selected Data for Class K
122	Selected Data for Institutional Class
International Equity Fund
123	Industry Diversification Table
125	Portfolio of Investments
131	Statement of Assets and Liabilities
132	Statement of Operations
133	Statements of Changes in Net Assets
Financial Highlights
135	Selected Data for Class 2
136	Selected Data for Class 3
137	Selected Data for Class 4
138	Selected Data for Class 5
139	Selected Data for Class K
140	Selected Data for Institutional Class
Long Term Global Growth Equity Fund
141	Industry Diversification Table
142	Portfolio of Investments
145	Statement of Assets and Liabilities
146	Statement of Operations
147	Statements of Changes in Net Assets
Financial Highlights
148	Selected Data for Class 2
149	Selected Data for Class 4
150	Selected Data for Class K
151	Selected Data for Institutional Class
Positive Change Equity Fund
152	Industry Diversification Table
153	Portfolio of Investments
156	Statement of Assets and Liabilities
157	Statement of Operations
158	Statements of Changes in Net Assets
Financial Highlights
159	Selected Data for Class K
160	Selected Data for Institutional Class
U.S. Equity Growth Fund
161	Industry Diversification Table
162	Portfolio of Investments
164	Statement of Assets and Liabilities
165	Statement of Operations
166	Statements of Changes in Net Assets
Financial Highlights
167	Selected Data for Class K
168	Selected Data for Institutional Class
International Choice Fund
169	Industry Diversification Table
171	Portfolio of Investments
176	Statement of Assets and Liabilities
177	Statement of Operations
178	Statements of Changes in Net Assets
Financial Highlights
179	Selected Data for Class 2
180	Selected Data for Class 3
181	Selected Data for Class 4
182	Notes to Financial Statements
210	Report of Independent Registered Public Accounting Firm
Supplemental Information
211	Federal Income Tax Information
213	Management of the Trust
215	Board Considerations Regarding New Funds' Advisory Agreement Approval

Management Discussion (unaudited)

Annual Report December 31, 2017

EAFE Fund

Market Conditions and review of performance during 2017

International equity markets enjoyed a very strong year with the MSCI EAFE index producing a return of 25.62% and the EAFE Fund returning 46.09% for class 2 shares. This is an impressive return by any standards. Equity markets have been underpinned by improving global growth, accommodative central banks, and strong corporate operating performance. While the political backdrop retains the capability to cause periodic disruptions to markets, the growth opportunities available around the world remain abundant.

We invest for the Fund in companies that we believe can grow significantly faster than the market for many years, possibly decades. These opportunities are quite rare, and owning them requires patience. But we think it pays to back our convictions, so the Fund has become a little more concentrated over the last 12 months. We need to be supportive long-term shareholders and encourage great growth-oriented companies to put long-term goals before the market's obsession with short-term targets.

A new breed of company has emerged in recent years that has little need of capital and benefits from the effects of having a large network. For example, in Tencent and Alibaba, we own companies that exemplify these traits and are now capable of dominating across different parts of the economy. Although these companies have contributed well to returns over many years, we believe the prospects for patient shareholders remain good. Both Tencent and Alibaba contributed to a notably strong period of performance for the Fund. Stock selection was the key driver of relative performance and these two Chinese internet companies were significant contributors, once again thanks to strong operating fundamentals.

In Tencent's case, the most recent set of results saw revenue growth accelerate from the mid 50s to over 60% year on year. Smartphone games were the key driver, based on the huge popularity of games such as Honour of Kings. Elsewhere, the WeChat app continues to grow the number of active users, and interestingly is being used as a payment option in physical stores three times as often as this time last year. And its YouTube equivalent, Tencent Video, now has the largest paying subscriber base of any video streaming service.

Alibaba too is achieving the feat of generating accelerating revenue growth from an already high base,

at very similar rates to Tencent. The core e-commerce business goes from strength to strength. Its 'Singles Day' event on November 11th lived up to its reputation as the world's biggest twenty-four hour shopping event, with a 39% increase in sales over the same period in 2016.

Luxury car manufacturer Ferrari also performed exceptionally well. The company has been liberated following the spin off from Fiat Chrysler Automobiles, and the share price has responded to strong performance in both volumes and margins. The company has set out a long-term growth plan, with the intention of increasing annual sales from 8,000 to 14,000 cars per year.

Amongst the negative contributors were Spanish based global retailer Inditex, Swedish bank Svenska Handelsbanken and Japanese e-commerce stock Rakuten. The share price of the first two actually rose over the year, but simply lagged a strong index, while Rakuten's share price saw a single digit decline.

Inditex, the owner of the Zara retail chain, is a remarkable company with strong growth prospects as its 'fast fashion' model remains attractive around the globe, both offline and online. In the shorter term, however, it has been facing some currency headwinds. Svenska Handelsbanken has underperformed despite very stable profitability and robust capital ratios. Return on equity in its core domestic market sits at the mid-teens level, for example. This is a conservatively run bank however, and it has typically been more in favour during periods of higher volatility. We remain admirers of its distinctive business model. Rakuten meanwhile has delivered generally insipid results. Most recently, gross merchandise volume in the domestic ecommerce business grew 14%, which was at the low end of expectations. In the Fintech segment, top line growth was solid, but there were increased costs associated with the introduction of new systems in the Rakuten Card business. More recently, some sell side analysts have been worrying about the potential costs associated with the company's reported intention to acquire domestic telecoms wireless spectrum. We watch with interest to see if CEO Mikitani can execute with what he calls 'last mobile carrier advantage', given that they have little of the legacy baggage of incumbent wireless providers.

Investment Strategies used to manage the Fund

The investment strategy remains unchanged. The Fund invests in growth stocks based on bottom-up company analysis. In determining the potential of a company, we

01

Management Discussion (unaudited)

Annual Report December 31, 2017

analyse industry background, competitive advantage, management attitudes, financial strength, and valuation. We also consider whether we have a different view from the wider market. We think that the market, in general, is too short term and inward looking. Our ability to add value is derived from having a much longer time horizon and from our differentiated sources of information.

Annual turnover in the fund was 9% last year, which implies a typical holding period of over seven years. We believe that our ability to be patient, and our reputation as a long-term investor, allows us to develop much deeper relationships with management teams and to have more meaningful conversations with company leaders. Additionally, when formulating an investment opinion we pay little heed to broker research, preferring to listen to alternative voices such as academia, authors, and independent experts.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom up stock research are listed below:

New Buys:

Delivery Hero, Nidec, Umicore, Wix.Com

Complete Sales:

Aggreko, Celltrion, JD.Com, NAVER, Novo Nordisk

Fund Performance for the periods ended 12/31/17 (Average Annual Total Returns)

	One Year	% p.a. Five Year	Since Inception % p.a. (March 6, 2008)
EAFE Fund Class 2*	46.09%	11.44%	6.25%
MSCI EAFE Index	25.62%	8.39%	3.48%

*  The returns for Class 2 shares have been provided. One-year return figures for the other share classes are as follows: 46.20% for Class 3, 46.24% for Class 4, 46.31% for Class 5, 22.62% for Class K and 22.62% for Institutional Class, returns for Class K and Institutional Class are from Class inception date 04/28/2017. Additional year-over-year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $10,000 Investment in the Fund's Class 2 share and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

02

Management Discussion (unaudited)

Annual Report December 31, 2017

EAFE Choice Fund

Market Conditions and Review of Performance during 2017

The past year once again demonstrated our belief that it is very difficult to predict short term market outcomes, and therefore not worthwhile trying to do so. As we reflect on 2017 and look forward to the future we continue to focus on the individual companies and the long term investment opportunities they present in international equity markets. This is not always an easy endeavour but we think it remains a very worthwhile one and one that will become increasingly so as the world changes around us at an ever faster rate. For those prepared to think optimistically about the long term it could be argued that there has seldom been a more exciting time, as new technologies enable the creation of new business models and set on course structural growth trends that could play out over decades. From ecommerce to artificial intelligence, electric vehicles to personalised medicine, the prizes for the winners could be vast, and the disruption for the losers catastrophic.

After three years of lacklustre returns, 2017 delivered a more encouraging year in international equity markets. The MSCI EAFE index returned 25.62% for the year as a whole, with returns for the Fund meaningfully ahead of this at 31.28% for class 2 shares.

Your portfolio's performance continues to be driven by stock selection rather than thematic or sector views; exactly as we would expect given our bottom-up stock picking approach to investment. Over the last year this has been particularly notable in the Consumer Staples and Healthcare sectors. Whilst both sectors have lagged behind the broader market at the index level, your holdings have contributed strongly to your portfolio's performance.

A number of technology innovators and enablers contributed favourably to performance over the past year. Continued robust operational delivery from companies such as Australian hearing implant manufacturer Cochlear, SMC — the Japanese factory automation component manufacturer, and Hargreaves Lansdown — the UK online savings platform have been strongly supportive to performance.

Over the year, the main detractors included Japanese manufacturer of bicycle components Shimano, Australian pallet pool operator Brambles, and UK online vehicle retail platform Auto Trader. Shimano has downgraded its earnings forecasts; we believe that this reflects weakness in the overall bicycle market rather than a loss of share or competitiveness at the company itself. Brambles has seen challenges in its US business, where its main competitor has been pricing more aggressively, and where cheaper 'white wood' pallets have become more prevalent. Auto Trader's weakness reflects some cyclical concerns about the market for both new and used cars following the recent challenges in the diesel market.

The Fund holdings continue to offer exposure to a range of growing consumer franchises across the globe. This includes those such as luxury goods company Richemont, where centuries of history and heritage create a barrier to entry, to those such as online fashion retailer Zalando that are disrupting the established order in industries where an attachment to the past could prove a terminal disadvantage. With structural growth opportunities such as those highlighted above, and worldwide economic indicators looking as encouraging as at any time in recent years, there would appear to be plenty of reason to enter 2018 with an optimistic outlook. We believe that the Fund holds some of the most interesting growth companies across international markets, steered by high quality management teams, and we see the long-term opportunity for growth in these businesses as being undervalued by the short-term market valuations attached to them.

Investment Strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom-up approach to stock picking. Bottom-up investing is an investment approach that focuses on the analysis of individual stocks and deemphasizes the significant of economic cycles and market cycles. We aim to invest in companies that will generate sustainable earnings growth above the market over the long-term. In determining the potential of a company, we analyze industry background, competitive advantages, management capabilities, financial strength and valuation. From the outset, we also consider aspects which may derail the investment case and revisit the thesis for the Fund's holdings on a regular basis to ensure that our expectations are being met. The International Focus Portfolio Construction Group is responsible for the overall strategy and stock selection process. It meets regularly to discuss both buy and sell ideas and the level of conviction for existing holdings. Ongoing monitoring of the long-term prospects for the Fund's holdings enables appropriate changes to be made where applicable.

03

Management Discussion (unaudited)

Annual Report December 31, 2017

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom up stock research are listed below:

New Buys:

AIA, ASML, Advantest, MakeMyTrip, Raia Drogasil, Sartorius, Softbank, U-Blox

Complete Sales:

Asahi, Imagination Technologies, Pax Global Technology, Roche, Samsung Fire & Marine Insurance, Swatch, Unilever

Fund Performance for the periods ended 12/31/17 (Average Annual Total Returns)

	One Year	% p.a. Five Year	Since Inception % p.a. (December 17, 2009)
EAFE Choice Fund Class 2*	31.28%	9.38%	8.94%
MSCI EAFE Index	25.62%	8.39%	6.98%

*  The returns for Class 2 shares have been provided. One-year return figures for the other share classes are as follows: 31.37% for Class 3, 15.63% for Class K and 15.68% for Institutional Class, returns for Class K and Institutional Class are from Class inception date 04/28/2017. Additional year-over-year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $10,000 Investment in the Fund's Class 2 share and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

04

Management Discussion (unaudited)

Annual Report December 31, 2017

EAFE Pure Fund

Market Conditions and Review of Performance during 2017

The past year once again demonstrated our belief that it is very difficult to predict short term market outcomes, and therefore not worthwhile trying to do so. As we reflect on 2017 and look forward to the future we continue to focus on the individual companies and the long term investment opportunities they present in international equity markets. This is not always an easy endeavour but we think it remains a very worthwhile one and one that will become increasingly so as the world changes around us at an ever faster rate. For those prepared to think optimistically about the long term it could be argued that there has seldom been a more exciting time, as new technologies enable the creation of new business models and set on course structural growth trends that could play out over decades. From ecommerce to artificial intelligence, electric vehicles to personalised medicine, the prizes for the winners could be vast, and the disruption for the losers catastrophic.

After three years of lacklustre returns, 2017 delivered a more encouraging year in international equity markets. The MSCI EAFE index returned 25.62% for the year as a whole, with returns for the Fund meaningfully ahead of this at 28.59% for class 2 shares.

Your portfolio's performance continues to be driven by stock selection rather than thematic or sector views; exactly as we would expect given our bottom-up stock picking approach to investment. Over the last year this has been particularly notable in the Consumer Staples and Healthcare sectors. Whilst both sectors have lagged behind the broader market at the index level, your holdings have contributed strongly to your portfolio's performance.

A number of technology innovators and enablers contributed favourably to performance over the past year. Continued robust operational delivery from companies such as Australian hearing implant manufacturer Cochlear, SMC — the Japanese factory automation component manufacturer, and Hargreaves Lansdown — the UK online savings platform have been strongly supportive to performance.

Over the year, the main detractors included Japanese manufacturer of bicycle components Shimano, Australian pallet pool operator Brambles, and UK online vehicle retail platform Auto Trader. Shimano has downgraded its earnings forecasts; we believe that this reflects weakness in the overall bicycle market rather than a loss of share or competitiveness at the company itself. Brambles has seen challenges in its US business, where its main competitor has been pricing more aggressively, and where cheaper 'white wood' pallets have become more prevalent. Auto Trader's weakness reflects some cyclical concerns about the market for both new and used cars following the recent challenges in the diesel market.

The Fund holdings continue to offer exposure to a range of growing consumer franchises across the globe. This includes those such as luxury goods company Richemont, where centuries of history and heritage create a barrier to entry, to those such as online fashion retailer Zalando that are disrupting the established order in industries where an attachment to the past could prove a terminal disadvantage. With structural growth opportunities such as those highlighted above, and worldwide economic indicators looking as encouraging as at any time in recent years, there would appear to be plenty of reason to enter 2018 with an optimistic outlook. We believe that the Fund holds some of the most interesting growth companies across international markets, steered by high quality management teams, and we see the long-term opportunity for growth in these businesses as being undervalued by the short-term market valuations attached to them.

Investment Strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom-up approach to stock picking. Bottom-up investing is an investment approach that focuses on the analysis of individual stocks and deemphasizes the significant of economic cycles and market cycles. We aim to invest in companies that will generate sustainable earnings growth above the market over the long-term. In determining the potential of a company, we analyze industry background, competitive advantages, management capabilities, financial strength and valuation. From the outset, we also consider aspects which may derail the investment case and revisit the thesis for the Fund's holdings on a regular basis to ensure that our expectations are being met. The International Focus Portfolio Construction Group is responsible for the overall strategy and stock selection process. It meets regularly to discuss both buy and sell ideas and the level of conviction for existing holdings. Ongoing monitoring of the long-term prospects for the Fund's holdings enables appropriate changes to be made where applicable.

05

Management Discussion (unaudited)

Annual Report December 31, 2017

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom up stock research are listed below:

New Buys:

AIA, ASML, Advantest, Sartorius, Softbank, U-Blox

Complete Sales:

Asahi, Imagination Technologies, Roche, Swatch, Unilever

Fund Performance for the periods ended 12/31/17 (Average Annual Total Returns)

	One Year	Since Inception % p.a. (April 15, 2014)
EAFE Pure Fund Class 2*	28.59%	6.54%
MSCI EAFE Index	25.62%	5.57%

*  The returns for Class 2 shares have been provided. One-year return figures for the other share classes are as follows: 18.25% for Class 3 return for Class 3 is from inception date of 03/24/2017, 14.39% for Class K, and 14.39% for Institutional Class, returns for Class K and Institutional Class are from Class inception date 04/28/2017. Additional year-over-year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $10,000 Investment in the Fund's Class 2 share and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

06

Management Discussion (unaudited)

Annual Report December 31, 2017

Emerging Markets Fund

Market Conditions and Review of Performance during 2017

We conclude 2017 in a positive vein, happy that the strong operational performance exhibited by many companies in the portfolio has been well rewarded by the market. However, with a weak 2016 still relatively fresh in mind, we remind ourselves that short term volatility is a prerequisite in the pursuit of long term returns in the Emerging Markets Fund, and ask shareholders to continue to judge performance over 3-5 years and beyond, which is the investment horizon of the fund.

The conditions for EM investors have been strong and sentiment to the asset class has significantly improved as a result: relatively stable commodities and EM currencies, combined with a strong global growth tailwind are very appealing conditions for US$ based EM equity investors.

The way we operate remains unchanged. There have been no changes to the investment managers running the fund and no change to our investment beliefs. We continue to seek out companies that we believe can double their earnings over five years and have faith that returns will follow.

Over 2017, the portfolio returned 53.25% for class 5 shares in US$ terms, significantly more than the MSCI EM index, which returned 37.75%. Many technology companies continued to perform well both operationally and in share price terms. Tencent and Alibaba were all amongst the leading lights. Both continue to display operational excellence within their core businesses of gaming and ecommerce, as well as in other 'non-core' operations.

Amongst this year's detractors were a number of stocks where further patience will be required. Cemex continues its slow deleveraging but cement remains a business with a unique attraction; it is heavy, but relatively low cost, making it uneconomic to transport long distances. It therefore lends itself to local and regional monopoly pricing. Magnit, the Russian convenience store retailer, has spent much of the year investing in a total refurbishment of its stores. This has crimped margins and sales in the short term, but should lead to a significant uplift in profitability when completed.

The improved prevailing conditions across Emerging Markets do mean that the number of attractive opportunities across the region has increased, in our view. This has meant that whilst we retain enthusiasm for many of the structural growth stories in the Fund, the portfolio changes in 2017 have seen some more cyclical growth stocks enter the Fund, such as banks in several countries. We are enthusiastic on the prospects for credit growth in a low inflation and low (and in many countries, falling) interest rate environment.

Hopefully, 2018 will be a quieter year than 2017. This would allow the markets to focus on economic and company fundamentals, rather than the newest sound bite or the latest outbreak of 'fake news'. In terms of the fundamentals, a continued improvement in the global economy would be helpful to the emerging markets asset class and provide a broader range of potential investments. However, whatever the environment, we will continue to scour the emerging markets for the best long-term growth opportunities, wherever we may find them.

Investment Strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom-up approach to stock picking. We aim to invest in companies that will generate sustainable earnings growth above the market over the long term. In determining the potential of a company, we analyse the industry background, competitive advantage, management attitudes and financial strength, and finally we consider valuation. We meet the management of the companies within our investment universe and revisit the investment case for the Fund's holdings on a regular basis to ensure that our expectations are being met. The emerging markets investment team is responsible for the overall strategy and stock selection process, led by the most senior investment managers. The team meets regularly to discuss both buy and sell ideas and to determine the level of conviction in the Fund's holdings.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom up stock research are listed below:

New Buys:

Bank Mandiri, Bank Rakyat Indonesia, BM&F Bovespa, China Merchants Bank, CNOOC, Garanti Bankasi, Grupo Financiero Banorte, Kasikorn Bank, Kroton Educacional, Maruti Suzuki, Minth Group, Netmarble Games, Norilsk Nickel, SEA Ltd, Siam Commercial Bank

07

Management Discussion (unaudited)

Annual Report December 31, 2017

Complete Sales:

Axis Bank, China Life Insurance (Taiwan), China Overseas Land, China Pacific Insurance, CTBC Financial Holding Co Ltd, Ctrip.com International, Delta Electronics, Embraer, Fubon Financial Holding Co,

Infosys Ltd, Interpark, Oracle Financial Services, Orion Holdings, POWSZECHNY ZAKLAD UBEZPIECZE, President Chain Store, Samsung SDI Co Ltd, SEA Ltd ADR, X5 Retail Group GDR

Fund Performance for the periods ended 12/31/17 (Average Annual Total Returns)

	One Year	% p.a. Five Year	% p.a. Ten Year	Since Inception % p.a. (April 4, 2003)
Emerging Markets Fund Class 5*	53.25%	8.64%	3.59%	15.19%
MSCI Emerging Markets Index	37.75%	4.73%	2.02%	13.13%

*  The returns for Class 5 shares have been provided. Effective January 1, 2015, the share class structure of The Emerging Markets Fund was changed, and shares previously designated as Class III shares were converted to Class 5 shares. The performance information provided in the Fund Summary for Class 5 reflects the performance for Class III for periods prior to January 1, 2015. Class III shares were subject to a higher shareholder service fee than Class 5 shares, and no adjustment has been made to the performance information shown for Class 5 to reflect its different expense structure. One-year return figures for the other share classes are as follows: 53.02% for Class 2, 53.13% for Class 3, 27.57% for Class K and 27.61% for Institutional Class, returns for Class K and Institutional Class are from Class inception date 04/28/2017. Additional year-over-year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $10,000 Investment in the Fund's Class 5 share and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

08

Management Discussion (unaudited)

Annual Report December 31, 2017

The Global Alpha Equity Fund

Market Conditions and Review of Performance during 2017

Some good things happened in the world during 2017. A quick look at the website for the Brookings Institution (a US-based think tank) lists, among other things, the unprecedented rate at which people entered the global middle class, falling poverty in the US, the extension of the limits of human longevity and an increasing number of countries in the world who have managed to grow their economies, whilst simultaneously reducing their emissions of greenhouse gasses. You may have missed some of these stories. The media seem to have a preference for more arresting headlines focussing on dysfunctional politics, natural disasters, conflicts and a 'little rocket man' with his finger on a nuclear button.

This mood music may have contributed to the sense that the dramatic gains we have seen in global equity markets since their nadir in the aftermath of the global financial crisis, have constituted the most unloved bull market in history. While the MSCI AC World index has returned over 185% (in USD) since the start of 2009, this has seemingly been accompanied by remarkably little enthusiasm. The one area of notable exception, has been in relation to a small number of companies loosely categorised as 'technology stocks'. This group, including companies such as Facebook, Amazon, and Alphabet in the US and Alibaba and Tencent in China, have been responsible for an outsized share of the overall market gains. As bottom-up optimistic investors the operational progress that many of these companies are reporting is not a surprise. Whilst a broadening of the global economic recovery has been supportive, they continue to prosper more by their own endeavours: identifying growth markets, retaining strong competitive positions through differentiated products and services, and maintaining a flexible managerial approach.

In the context of strong relative performance throughout 2017, a number of the portfolio's 'technology stocks' once again saw strong share price gains, most notably Amazon and Naspers. Amazon's latest results show that both e-commerce and Amazon Web Services' sales continue apace, and Alexa (voice activated personal assistant) has expanded its user base by more than 5x over the last year. Furthermore, success in sales of its own brand range of products (Amazon Essentials), the launch of its core ecommerce offering in Australia and promising signs of growth at Whole Foods Market (which it acquired last year) have all supported the share price. Naspers has been selling non-core assets to focus on its most attractive growth opportunities, indeed, 77% of Naspers' revenues is now derived online, up from 11% in 2007. These assets are often in Emerging Markets where growth is supported by expanding middle classes, for example Naspers holdings in Tencent (China) and Mail.ru (Russia). The former continues to go from strength to strength. Tencent's payment platform (TenPay) more than tripled volumes last year, WeChat (social media) now has more than 900m monthly active users and Tencent's gaming business continues to grow its revenues handsomely.

Of course not everything goes to plan and the Fund's biggest detractors over the period include Apache (oil and gas exploration company) and First Republic Bank (US financial institution). The market has been growing increasingly impatient with Apache's operational performance. Whilst the most recent set of results showed a return to profitability, volumes were down, in part, the consequence of the company's cut in spending across 2016. Looking longer term, we believe Apache possesses an attractive asset base and the company will continue to leverage its advanced drilling techniques to support its return-focused approach. First Republic Bank's (FRB) customer base is predominantly high net worth individuals. Under US tax law, individuals are permitted to deduct mortgage interest payments from their taxable income. President Trump's recent tax legislation reduced the maximum loan amount that could qualify for deductibility to $750k from $1m. The market is now predicting a slowdown in the bank's loan book growth. We maintain enthusiasm for FRB's ability to prudently grow book value over the long term (+16% CAGR since 2010) and maintain its differentiating high-touch service model whilst expanding into new markets out with its Californian homeland.

Given the strong momentum enjoyed by a number of the Fund's holdings over the last year or so, we have continuously re-evaluated our enthusiasm. We have considered the remaining opportunities available to these businesses and ensured that we still retain a sufficiently differentiated view. Where we believe the market has caught up with our assessment, we have reinvested this capital elsewhere. Over the course of 2017, we have reduced the weightings of a number of the Fund's US-exposed cyclical companies. These include Martin Marietta Materials (construction aggregates and cement), Lincoln Electric (welding equipment and consumables), CarMax (second hand autos) and TD Ameritrade (online broking). Some of this capital has been put to work in the Fund's increasing exposure to Emerging Markets. In the past twelve months there were additions to two Indian financial holdings, ICICI Bank and HDFC. We made initial purchases of Banco Bradesco, one of the leading private sector banks in Brazil and 58.com, a Chinese online company that specialises in classified advertising for small businesses and individuals.

Overall, Fund turnover remains low. In the last twelve months it has been 15% on average with annual rate of 27%,

09

Management Discussion (unaudited)

Annual Report December 31, 2017

which implies that we own companies for 6-7 years on average.

We continue to cast the net widely for new ideas, with investment trips to Russia, India, China, Japan, Brazil, Europe and the US punctuating last year's research efforts. We fully expect there to more underappreciated good news stories during 2018. Our task is to continue to build a diverse collection of companies that see ongoing change in the world as an opportunity rather than a challenge.

Investment Strategies used to manage the Fund

We aim to invest in companies that will generate sustainable earnings growth above the market over the long term. In determining the potential of a company, we analyse industry background, competitive advantage, management attitudes and financial strength, and finally we consider valuation. We meet the management of the companies within our investment universe and revisit the investment case for the Fund's holdings on a regular basis to ensure that our expectations are being met. The Global Alpha investment team is responsible for the overall strategy and stock selection process. They meet regularly as part of a Portfolio Review Group, along with representatives from each of Baillie Gifford's regional investment teams, to discuss both buy and sell ideas and the level of conviction in their continuing holdings.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom up stock research are listed below:

New Buys: 58.Com, ABIOMED, Advanced Micro Devices, Advantest, AJ Gallagher & Co, AP Moller Maersk, Banco Bradesco, Infineon Technologies, Pernod Ricard, Persol Holdings, Philips Lighting, Siteone Landscape Supply, Thermo Fisher Scientific,

Complete Sales: Brambles, Carlsberg, Colgate-Palmolive, Ferrari, Intuitive Surgical, Monsanto, Qiagen, Rolls-Royce, TripAdvisor, Wolseley

Fund Performance for the periods ended 12/31/17 (Average Annual Total Returns)

	One Year	% p.a. Five Year	Since Inception % p.a. (November 15, 2011)
Global Alpha Equity Fund Class 3*	34.65%	14.13%	14.32%
MSCI AC World Index	24.62%	11.40%	11.81%

*  The returns for Class 3 shares have been provided. One-year return figures for the other share classes are as follows: 34.56% for Class 2, 12.87% for Class 4, return for Class 4 is from inception date of 07/10/2017, 17.97% for Class K, and 18.03% for Institutional Class, returns for Class K and Institutional Class are from Class inception date 04/28/2017. Additional year-over-year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $10,000 Investment in the Fund's Class 3 share and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Management Discussion (unaudited)

Annual Report December 31, 2017

The International Equity Fund

Market Conditions and Review of Performance during 2017

2017 was an exceptional year for international equity markets. The MSCI ACWI ex U.S. Index rose 27.77%, its strongest performance since 2009, with all regions posting positive returns. Emerging Markets led the way, followed by Europe, Developed Asia, the UK and Canada.

The global economy gained momentum over the year, supported by notable pick ups in investment, trade, and industrial production, coupled with strengthening business and consumer confidence. The period was marked by a revival of the interest rate cycle with tightening from the low rates implemented in the wake of the financial crisis taking place in several markets, including the U.S. and the U.K.. Central banks have been lessening support of liquidity with quantitative easing programs ending or scaling back. Inflation has increased across most of the developed markets, though wage growth generally remains muted, despite tighter labor markets. GDP growth has been positive with Europe, a laggard in recovering from the financial crisis, experiencing an acceleration over the year and Japan continuing to experience strong growth in the wake of the 'Abenomics' stimulus. Despite concerns over geopolitical risks, Emerging Markets also fared well over 2017, outstripping their developed market counterparts in the international indices. In China, higher domestic demand has driven growth and emerging Europe and Russia also gained momentum. In Brazil, strong export performance and a diminished pace of contraction in domestic demand allowed the economy to return to positive growth after a protracted period of decline.

All good news, and the International Equity Fund generated substantial outperformance over the period. However, it is important for future expectations to remain well grounded. In the investment world we have a habit of dividing performance into quarters and years for reporting purposes. In reality, investment is a long game with no distinct finishing line. When researching potential investments for inclusion in the fund, we look out at least five years. It takes time for businesses to execute their long-term plans, to reap the enduring rewards, and for the stock market to recognise this success. Performance should be assessed over a similarly long period, and indeed, the fund has delivered strong outperformance over three and five years, as it has since inception (February 7, 2008).

The International Equity Fund Class 2 returned 34.96% during 2017, outperforming the MSCI ACWI ex U.S. Index which returned 27.77% for the year.

A number of stocks contributed to this relative outperformance, lead by Naspers, the South African media conglomerate. One of the key challenges for the market remains establishing the value of the diverse investments held within the group beyond its large and listed Tencent (China) stake. To address this, the company focused its December capital markets day on various steps it plans to take to lower the share price discount to Net Asset Value (NAV). The company plans to improve disclosure around the Internal Rates of Return (IRR) it has achieved on investments outside of Tencent. Greater transparency should help investors better value the company's Portfolio of assets and more fully reflect the skill management have demonstrated in allocating capital.

Other contributors to outperformance include MercadoLibre, the South American e-commerce platform with an associated payments business. In order to avert the competitive threat posed by Amazon entering some of their markets, MercadoLibre has introduced a number of initiatives. Free delivery, akin to Amazon Prime, has proven the most successful of these, with the corresponding increase in Gross Merchandise Value (GMV) topping 68% in Brazil and 128% in Mexico year over year. Whilst this rollout has impacted short term margins (much as when Amazon launched Prime) we believe that the investment is a sensible one.

Samsung Electronics, the electronics company, was also among the top contributors to outperformance. Having also performed very well through 2016, on the back of anticipated corporate changes, namely increased pay-outs and share buybacks, a number of earnings reports through 2017 have highlighted rising memory prices and higher content in low and mid-end smartphones.

In terms of stocks which detracted from performance over the year, the Russian food retailer, Magnit, was first amongst these. The company is currently undergoing a new store roll out program in addition to an existing store refurbishment program. Both of these initiatives will be detrimental to near term margins for the benefit of long term margins and profitability. This has been known to us for some time.

Svenska Handelsbanken, the Swedish universal bank, produced strong financial numbers during the fourth

Management Discussion (unaudited)

Annual Report December 31, 2017

quarter but the stock has nevertheless been under pressure for much for the past year and detracted from performance. There was little negative news of long term significance, with the 'macro' picture cited as the biggest on-going concern. Swedish house prices are falling and housing starts are rising, which in combination could put pressure on mortgage volumes. Costs are rising as the bank invests more in information technology and in preparation for Brexit, as it transforms its U.K. operation from a branch structure to a subsidiary. We believe that both of these are temporary factors.

Another detractor is Shimano, the Japanese leisure company, which has built an enviable market share position in bicycle components, fishing equipment and related leisure pursuits, but like many stocks, now looks to China as its main growth market. Having grown strongly between 2011 and 2014, the market turned down in subsequent years. The key to further growth relies on higher component share per bicycle and the higher value of those components as new cycling enthusiasts trade up. With 70% share of the world market, we still believe Shimano is best positioned to exploit this opportunity.

Investment Strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom-up approach to stock picking. We aim to invest in companies that will generate sustainable earnings growth above that of the market over the long term. In determining the potential of a company, we analyse industry background, competitive advantage, management attitudes and financial strength, and finally we consider valuation. We meet the management of companies within our investment universe and revisit the investment case for the portfolio's holdings on a regular basis to ensure that our expectations are being met.

The ACWI ex US Alpha Portfolio Construction Group is responsible for the overall strategy and stock selection process. They meet regularly to discuss both buy and sell ideas and the level of conviction for existing holdings and will continue to monitor the long-term prospects for the Fund's holdings and make changes where appropriate.

Trading over the period:

The new buys and complete sales for International Equity Fund during 2017, in alphabetical order are as follows:

New Buys:

Boohoo
Discovery
Grifols
Credit Suisse Group
Kingspan Group
Kroton Educacional

Complete sales:

LafargeHolcim
MS&AD Insurance
Tullow Oil
Volvo
Yandex

Management Discussion (unaudited)

Annual Report December 31, 2017

Fund Performance for the periods ended 12/31/17 (Average Annual Total Returns)

	One Year	% p.a. Five Year	Since Inception % p.a. (February 7, 2008)
International Equity Fund Class 2*	34.96%	9.29%	5.82%
MSCI ACWI Ex U.S. Index	27.77%	7.29%	3.70%

*  The returns for Class 2 shares have been provided. One-year return figures for the other share classes are as follows: 35.05% for Class 3, 12.60% for Class 4, return for Class 4 is from inception date of 07/10/2017, 35.16% for Class 5, 18.19% for Class K and 18.25% for Institutional Class, returns for Class K and Institutional Class are from Class inception date 04/28/2017. Additional year-over-year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $10,000 Investment in the Fund's Class 2 share and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Management Discussion (unaudited)

Annual Report December 31, 2017

The Long Term Global Growth Equity Fund

Market Conditions and Review of Performance during 2017

The operational performance of the portfolio has been remarkably strong over the past 12 months. While headlines during the year raised the spectre of nuclear war with North Korea, the return of the far-right in Germany's parliament and the ongoing uncertainty of Brexit (to cite just a few), we have endeavoured to ignore short-term market noise and focus instead on the long-term business fundamentals and opportunities for the holdings in the Fund.

Tencent and Alibaba were among the key positive contributors to performance. Tencent continues to impress and the most recent set of results has seen revenue growth accelerate to over 60% year on year. While games continue to account for around half of total sales, the company's ubiquitous WeChat social messaging platform (the largest of its kind in China) is also expanding its functionality, extending from chat to service use, to payments, and — most recently — to gaming. With so much on offer, this is an example of a large innovative company growing by broadening its scope into new areas.

Alibaba too is accomplishing the feat of generating accelerating revenue growth from an already high base: its most recent results report total revenues growing at over 60% year on year, and interestingly international ecommerce revenues (albeit relatively small) growing at 115%. 'Singles' Day' lived up to its reputation as the world's biggest 24 hour shopping bonanza. But while e-commerce remains the dominant top-line driver, Alibaba is also expanding into other areas: for instance, revenue growth of its cloud computing services is growing at nearly 100% year on year.

Among the key detractors from performance over the 12 month period, Under Armour's share price suffered last year following slowing sales growth in its domestic US market. Underlying these numbers is a shift away from wholesale customers and an increase in direct-to-consumer sales, which should be a long-term positive for the brand. We met with founder and CEO, Kevin Plank, and we were impressed with how receptive he was to our constructive feedback. Whilst we still admire the strength of the brand that he helped to cultivate through differentiated technical sports products and an astute recruitment of sporting talent, we think there is scope for improvement in several areas, including board composition. As the largest outside shareholder of the company we can, and should, help Under Armour to address these areas through a combination of support and pressure for evolution. International sales, though only just over 1/5th of total sales continue to grow strongly at 35% year on year. We added on weakness in Q2 2017.

Also among the key detractors was Inditex, whose share price fell approximately 10% in 2017. The stronger Euro impacted the company's international revenues and profits. Nevertheless, its most recent results report sales growth at a group level of around 11% year on year, and positive across all geographies, with net income rising by 6%. Inditex now operates over 7,500 stores in 94 markets and continues to expand the regions covered by its online platform — notably launching Zara online in India in October 2017, and Singapore, Malaysia, Thailand and Vietnam earlier in the year. Zara accounts for about two-thirds of total sales with Oysho, Uterque, Bershka and Pull&Bear also performing strongly last year.

As ever, our focus remains on finding and holding companies that can appreciate five-fold over the next five or so years; this is a high bar, but we aim to own a small number of exceptional growth companies. Global equity markets continue to reach new highs, but generally operational performance among their constituents remains weak — as illustrated by the MSCI ACWI delivering 24.62% performance in 2017 while the compound annual revenue growth of its constituents has stagnated over the past five years. In contrast, the Fund continues to experience strong share price performance (the LTGG Fund Class 2 NAV performance was 54.07% in 2017), but which is outpaced by the strong aggregate operational performance of its holdings. In this environment, our role as stock-pickers therefore remains as relevant as ever in order to identify the small number of companies with the most compelling operational performance and opportunities for long-term growth.

Investment Strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom-up approach to stock picking. We aim to invest in companies that will generate sustainable earnings growth over the long term. In determining the potential of a company, we analyse industry background, competitive advantage, management attitudes and financial strength, and finally we consider valuation. We meet the management of the companies within our investment universe and revisit the

Management Discussion (unaudited)

Annual Report December 31, 2017

investment case for the Fund's holdings on a regular basis to ensure that our expectations are being met.

The Long Term Global Growth team is responsible for the overall strategy and stock selection process. They interact regularly to discuss both buy and sell ideas and the level of conviction for existing holdings and will continue to monitor the long-term prospects for the Fund's holdings and make changes where appropriate.

Trading over the period:

Our new buy and complete sale decisions, which are a result of our bottom-up stock research, are listed below:

New Buys: ASML, NetEase

Complete Sales: Splunk, TripAdvisor

Fund Performance for the periods ended 12/31/17 (Average Annual Total Returns)

	One Year	Since Inception % p.a. (June 10, 2014)
Long Term Global Growth Equity Fund Class 2*	54.07%	17.28%
MSCI AC World Index	24.62%	7.91%

*  The returns for Class 2 shares have been provided. One-year return figures for the other share classes are as follows: 54.22% for Class 4, 24.21% for Class K, and 24.21% for Institutional Class, returns for Class K and Institutional Class are from Class inception date 04/28/2017. Additional year-over-year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $10,000 Investment in the Fund's Class 2 share and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Management Discussion (unaudited)

Annual Report December 31, 2017

The U.S. Equity Growth Fund

Market Conditions and Review of Performance during 2017

2017 was a year of firsts: the first year of President Trump; the first time the Dow Jones industrial average rose 5,000 points in a year in its 121 year history. 2017 witnessed the most radical reform to U.S. tax legislation for a generation; and the first time since 2004 that annualised U.S. GDP figures were above 3% for consecutive quarters. Yet it was also the first time in 60 years that the Doomsday Clock was reset to 2 minutes, 30 seconds to midnight reflecting the ominous developments in North Korea's nuclear weapon capabilities, and the President's responses through twitter diplomacy, "fire and fury" statements and eventual UN-backed sanctions. And it was the year that saw the first country announce that it was pulling out of the Paris climate change agreement (the U.S.). Dramatic though this backdrop undoubtedly is, as stock-pickers we focus on the progression of a few exceptional businesses which are often disrupting their markets, creating new industries and changing the way we consume, or improving our chances of living longer, healthier lives.

2017 marked the first full year of investment returns for Baillie Gifford's U.S. Equity Growth Fund. We launched the U.S. Equity Growth Fund because we believe the U.S. equity market to be one of the most attractive asset classes for growth investors. The U.S. economy grew at a decent rate in 2017, unemployment is low and there are few signs of inflation which allows the Federal Reserve to gradually raise interest rates and withdraw stimulus. Most importantly from a stock market perspective, company level revenue and earnings growth have been strong which has contributed to healthy returns for investors. The Fund's K class share returned 34.75%, significantly outperforming the S&P 500 index return of 21.83%. While we are quietly pleased with this level of performance, it is still a short term performance number and must be viewed in the context of our five year investment horizon.

We construct the Fund's portfolio on a 'bottom-up' basis. As a result the majority of performance was driven by stock selection. Two of the top performing holdings in the Fund in 2017 were innovative ecommerce platforms: Amazon and Grubhub. Amazon, the internet platform and cloud computing behemoth, continued to grow its revenues in its major business segments: ecommerce, Prime membership and Amazon Web Services. And the company continues with its high-investment, low-profit strategy. Amazon's $13.7bn acquisition of healthy grocery store chain, Whole Foods, in August, was seen by many in the market as a significant strategic move that could have far reaching consequences for other grocery companies, retailers, food delivery companies and even restaurant chains. Furthermore, developments such as Amazon Echo, Amazon's smart speaker product with its virtual assistant Alexa, offer exciting new avenues of growth with tens of thousands of developers now integrating Alexa into their products.

Grubhub, the online food ordering company, saw its share price appreciate particularly strongly. The main drivers for this were some key acquisitions of rival food ordering companies, such as Eat24, Foodler and OrderUp, and the announcement of a strategic long-term partnership with Yelp, the online crowd-sourced review app and booking service, which should be beneficial for both companies. Following these acquisitions, Grubhub now has access to over 75,000 restaurants in the U.S. and is four times larger than the next biggest online food delivery platform. We believe Grubhub is both benefiting from, and helping to direct, the secular shift in food consumption behaviours in America.

Holdings in the Healthcare sector contributed to outperformance. We've invested in a number of innovative health care businesses who are at the leading edge of data-driven, machine learning and/or therapeutic research which offers reduced costs, earlier diagnosis and significantly improved outcomes for patients. One notable contributor to performance this year was Alnylam Pharmaceuticals. It announced positive results for the Phase 3 trial of Patisiran, an RNA inhibitor (RNAi) treatment which effectively 'silences' a disease-causing gene in a rare debilitating genetic disease. The trial results demonstrated the best-case scenario in terms of both efficacy and safety. The results are exciting because they potentially herald a new era of highly targeted and specific interventions in genetic diseases.

Two of the main detractors to the Fund's performance were the sports apparel company, Under Armour, and the San Francisco-based bank, First Republic. Under Armour faced significant headwinds during the year, and its share price suffered as a result. Bankruptcies in several sportswear chains in 2016 led to an excess of inventory, which in turn led to a significant discounting of products. As a result, it released disappointing 2016 earnings data. The company's fortunes didn't improve during the year: it struggled in its traditional market, North America, with its sports apparel seemingly off-trend as rivals took

Management Discussion (unaudited)

Annual Report December 31, 2017

market share; October saw its first quarterly sales decline since it became a public company in 2005. While the opportunity in the footwear market and international expansion offer growth opportunities for Under Armour, we are watching it closely to see how it progresses.

First Republic Bank underperformed. The market reacted negatively to its announcement that it wasn't earning as much money from loans as anticipated and that expenses were higher than expected. We view the market's reaction as overly short term: compression in the net interest margin was largely due to increased deposit costs, which management view as a one-off adjustment to catch up with the interest rates being offered at other banks; the higher than expected expense growth was driven by investments in new initiatives (such as the student loan business, which we expect to drive faster growth in the long term) and higher technology spending.

One other notable detractor was online travel site, TripAdvisor. The investment case for TripAdvisor was based on the network effect of the community of reviewers creating strong content which would attract other travellers. The company has been trying to change its business model so that more users book directly through its site, however this transition has encountered several difficulties exacerbated by more users engaging via mobile devices. With strong competitors in the shape of Priceline and Expedia, we became increasingly worried that the costs of driving such user changes will keep margins significantly lower for longer. We think growth rates going forward are unlikely to match those achieved historically therefore decided to sell the holding at the end of 2017.

Over the past year we have invested in a wide range of innovative growth companies which meet our requirements of possessing a differentiated culture and sustainable competitive advantage while at the same time addressing a large growth opportunity.

Investment strategies used to manage the fund

The Fund seeks to meet its objective by identifying the exceptional growth businesses and owning them for long enough that the advantages of their business models and cultural strengths become the dominant drivers of their stock prices. Our long-term time horizon allows us to capture the disproportionate impact of successful investments, harnessing the asymmetry of returns inherent in equity markets.

In our terms, an exceptional growth business has a special culture, addresses a large market opportunity and possesses an edge that will allow it to deliver high future returns. Such opportunities are rare. The Fund is concentrated as we do not want to dilute the impact of exceptional companies in the name of diversification.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom up stock research are listed below:

New Buys:

Activision Blizzard, Denali Therapeutics, Glaukos Corp, HEICO, New Relic, Redfin, Shopify, Stitch Fix

Complete Sales:

Bristol Myers Squibb, Brown-Forman, CarMax, Chipotle Mexican Grill, Harley-Davidson, M&T Bank, O'Reilly Automotive, TripAdvisor

Management Discussion (unaudited)

Annual Report December 31, 2017

Fund Performance for the periods ended 12/31/17 (Average Annual Total Returns)

	One Year	Since Inception % p.a. (December 5, 2016)
U.S. Equity Growth Fund Class K*	34.75%	31.79%
S&P 500	21.83%	22.26%

*  The returns for Class K shares have been provided. The inception date for The U.S. Equity Growth Fund is December 5, 2016, when Baillie Gifford International, LLC purchased Class 1 shares. Classes 1-5 of The U.S. Equity Growth Fund were terminated effective May 1, 2017, and Class 1 was converted to Class K. For the purposes of the total return data and other data reflected in the Fund's management discussion, the Fund has used December 5, 2016 as its inception date for Class K. One-year return figures for the other share classes are as follows: 17.01% for Institutional Class, return for Institutional Class is from Class inception date 04/28/2017. Additional year-over-year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $10,000 Investment in the Fund's Class K share and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Management Discussion (unaudited)

Annual Report December 31, 2017

International Choice Fund

Market Conditions and Review of Performance during 2017

The past year once again demonstrated our belief that it is very difficult to predict short term market outcomes, and therefore not worthwhile trying to do so. As we reflect on 2017 and look forward to the future we continue to focus on the individual companies and the long term investment opportunities they present in international equity markets. This is not always an easy endeavour but we think it remains a very worthwhile one and one that will become increasingly so as the world changes around us at an ever faster rate. For those prepared to think optimistically about the long term it could be argued that there has seldom been a more exciting time, as new technologies enable the creation of new business models and set on course structural growth trends that could play out over decades. From ecommerce to artificial intelligence, electric vehicles to personalised medicine, the prizes for the winners could be vast, and the disruption for the losers catastrophic.

After three years of lacklustre returns, 2017 delivered a more encouraging year in international equity markets. The MSCI ACWI ex US index returned 27.77% for the year, with returns for the Fund meaningfully ahead of this at 31.45% for class 2 shares.

Your portfolio's performance continues to be driven by stock selection rather than thematic or sector views; exactly as we would expect given our bottom-up stock picking approach to investment. Over the last year this has been particularly notable in the Consumer Staples and Healthcare sectors. Whilst both sectors have lagged behind the broader market at the index level, your holdings have contributed strongly to your portfolio's performance.

A number of technology innovators and enablers contributed favourably to performance over the past year. Continued robust operational delivery from companies such as Australian hearing implant manufacturer Cochlear, SMC — the Japanese factory automation component manufacturer, and Hargreaves Lansdown — the UK online savings platform have been strongly supportive to performance.

Over the year, the main detractors included Japanese manufacturer of bicycle components Shimano, Australian pallet pool operator Brambles, and UK online vehicle retail platform Auto Trader. Shimano has downgraded its earnings forecasts; we believe that this reflects weakness in the overall bicycle market rather than a loss of share or competitiveness at the company itself. Brambles has seen challenges in its US business, where its main competitor has been pricing more aggressively, and where cheaper 'white wood' pallets have become more prevalent. Auto Trader's weakness reflects some cyclical concerns about the market for both new and used cars following the recent challenges in the diesel market.

The Fund holdings continue to offer exposure to a range of growing consumer franchises across the globe. This includes those such as luxury goods company Richemont, where centuries of history and heritage create a barrier to entry, to those such as online fashion retailer Zalando that are disrupting the established order in industries where an attachment to the past could prove a terminal disadvantage. With structural growth opportunities such as those highlighted above, and worldwide economic indicators looking as encouraging as at any time in recent years, there would appear to be plenty of reason to enter 2018 with an optimistic outlook. We believe that the Fund holds some of the most interesting growth companies across international markets, steered by high quality management teams, and we see the long-term opportunity for growth in these businesses as being undervalued by the short-term market valuations attached to them.

Investment Strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom-up approach to stock picking. Bottom-up investing is an investment approach that focuses on the analysis of individual stocks and deemphasizes the significant of economic cycles and market cycles. We aim to invest in companies that will generate sustainable earnings growth above the market over the long-term. In determining the potential of a company, we analyze industry background, competitive advantages, management capabilities, financial strength and valuation. From the outset, we also consider aspects which may derail the investment case and revisit the thesis for the Fund's holdings on a regular basis to ensure that our expectations are being met. The International Focus Portfolio Construction Group is responsible for the overall strategy and stock selection process. It meets regularly to discuss both buy and sell ideas and the level of conviction for existing holdings. Ongoing monitoring of the long-term prospects for the Fund's holdings enables appropriate changes to be made where applicable.

Management Discussion (unaudited)

Annual Report December 31, 2017

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom up stock research are listed below:

New Buys:

AIA, ASML, Advantest, Asian Paints, Fairfax, HDFC, Magnit, MakeMyTrip, Naver, Raia Drogasil, Sartorius, Shopify, Softbank, U-Blox

Complete Sales:

Asahi, Imagination Technologies, Pax Global Technology, Roche, Swatch, Unilever

Fund Performance for the periods ended 12/31/17 (Average Annual Total Returns)

	One Year	Since Inception % p.a. (April 9, 2013)
International Choice Fund Class 2*	31.45%	8.20%
MSCI ACWI ex U.S. Index	27.77%	7.78%

*  The returns for Class 2 shares have been provided. One-year return figures for the other share classes are as follows: 31.54% for Class 3 and 19.56% for Class 4, return for Class 4 is from inception date of 04/03/2017. Additional year-over-year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $10,000 Investment in the Fund's Class 2 share and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Fund Expenses (unaudited)

Annual Report December 31, 2017

As a shareholder of the Baillie Gifford EAFE Fund, the Baillie Gifford EAFE Choice Fund, the Baillie Gifford EAFE Pure Fund, the Baillie Gifford Emerging Markets Fund, the Baillie Gifford Global Alpha Equity Fund, the Baillie Gifford Global Select Equity Fund, the Baillie Gifford International Concentrated Growth Fund, the Baillie Gifford International Equity Fund, the Baillie Gifford Long Term Global Growth Equity Fund, the Baillie Gifford Positive Change Equity Fund, the Baillie Gifford U.S. Equity Growth Fund and the Baillie Gifford International Choice Fund (together, the "Funds") you incur ongoing costs, including management fees, shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in the other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first line of each table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expenses (unaudited)

Annual Report December 31, 2017

	Beginning Account Value 7/01/17	Ending Account Value 12/31/17	Annualized Expense Ratios Based on the Period 7/01/17 to 12/31/17	Expenses Paid(1) During Period
Baillie Gifford EAFE Fund — Class 2
Actual	$1,000	$1,165.00	0.61%	$3.33
Hypothetical (5% return before expenses)	$1,000	$1,022.13	0.61%	$3.11
Baillie Gifford EAFE Fund — Class 3
Actual	$1,000	$1,165.40	0.54%	$2.95
Hypothetical (5% return before expenses)	$1,000	$1,022.48	0.54%	$2.75
Baillie Gifford EAFE Fund — Class 4
Actual	$1,000	$1,165.60	0.51%	$2.78
Hypothetical (5% return before expenses)	$1,000	$1,022.63	0.51%	$2.60
Baillie Gifford EAFE Fund — Class 5
Actual	$1,000	$1,165.90	0.46%	$2.51
Hypothetical (5% return before expenses)	$1,000	$1,022.89	0.46%	$2.35
Baillie Gifford EAFE Fund — Class K
Actual	$1,000	$1,165.20	0.61%	$3.33
Hypothetical (5% return before expenses)	$1,000	$1,022.13	0.61%	$3.11
Baillie Gifford EAFE Fund — Institutional Class
Actual	$1,000	$1,165.20	0.61%	$3.33
Hypothetical (5% return before expenses)	$1,000	$1,022.13	0.61%	$3.11
Baillie Gifford EAFE Choice Fund — Class 2
Actual	$1,000	$1,097.50	0.69%	$3.65
Hypothetical (5% return before expenses)	$1,000	$1,021.73	0.69%	$3.52
Baillie Gifford EAFE Choice Fund — Class 3
Actual	$1,000	$1,097.80	0.63%	$3.33
Hypothetical (5% return before expenses)	$1,000	$1,022.03	0.63%	$3.21
Baillie Gifford EAFE Choice Fund — Class K
Actual	$1,000	$1,097.40	0.70%	$3.70
Hypothetical (5% return before expenses)	$1,000	$1,021.68	0.70%	$3.57

Fund Expenses (unaudited)

Annual Report December 31, 2017

	Beginning Account Value 7/01/17	Ending Account Value 12/31/17	Annualized Expense Ratios Based on the Period 7/01/17 to 12/31/17	Expenses Paid(1) During Period
Baillie Gifford EAFE Choice Fund — Institutional Class
Actual	$1,000	$1,097.80	0.80%	$4.23
Hypothetical (5% return before expenses)	$1,000	$1,021.17	0.80%	$4.08
Baillie Gifford EAFE Pure Fund — Class 2
Actual	$1,000	$1,086.10	0.67%	$3.52
Hypothetical (5% return before expenses)	$1,000	$1,021.83	0.67%	$3.41
Baillie Gifford EAFE Pure Fund — Class 3
Actual	$1,000	$1,086.50	0.60%	$3.16
Hypothetical (5% return before expenses)	$1,000	$1,022.18	0.60%	$3.06
Baillie Gifford EAFE Pure Fund — Class K
Actual	$1,000	$1,087.20	0.67%	$3.52
Hypothetical (5% return before expenses)	$1,000	$1,021.83	0.67%	$3.41
Baillie Gifford EAFE Pure Fund — Institutional Class
Actual	$1,000	$1,087.20	0.67%	$3.52
Hypothetical (5% return before expenses)	$1,000	$1,021.83	0.67%	$3.41
Baillie Gifford Emerging Markets Fund — Class 2
Actual	$1,000	$1,204.40	0.85%	$4.72
Hypothetical (5% return before expenses)	$1,000	$1,020.92	0.85%	$4.33
Baillie Gifford Emerging Markets Fund — Class 3
Actual	$1,000	$1,204.80	0.78%	$4.33
Hypothetical (5% return before expenses)	$1,000	$1,021.27	0.78%	$3.97
Baillie Gifford Emerging Markets Fund — Class 5
Actual	$1,000	$1,205.30	0.70%	$3.89
Hypothetical (5% return before expenses)	$1,000	$1,021.68	0.70%	$3.57
Baillie Gifford Emerging Markets Fund — Class K
Actual	$1,000	$1,204.30	0.86%	$4.78
Hypothetical (5% return before expenses)	$1,000	$1,020.87	0.86%	$4.38

Fund Expenses (unaudited)

Annual Report December 31, 2017

	Beginning Account Value 7/01/17	Ending Account Value 12/31/17	Annualized Expense Ratios Based on the Period 7/01/17 to 12/31/17	Expenses Paid(1) During Period
Baillie Gifford Emerging Markets Fund — Institutional Class
Actual	$1,000	$1,204.60	0.86%	$4.78
Hypothetical (5% return before expenses)	$1,000	$1,020.87	0.86%	$4.38
Baillie Gifford Global Alpha Equity Fund — Class 2
Actual	$1,000	$1,132.20	0.68%	$3.65
Hypothetical (5% return before expenses)	$1,000	$1,021.78	0.68%	$3.47
Baillie Gifford Global Alpha Equity Fund — Class 3
Actual	$1,000	$1,132.60	0.61%	$3.28
Hypothetical (5% return before expenses)	$1,000	$1,022.13	0.61%	$3.11
Baillie Gifford Global Alpha Equity Fund — Class 4
Actual*	$1,000	$1,128.70	0.58%	$2.96
Hypothetical (5% return before expenses)	$1,000	$1,022.28	0.58%	$2.96
Baillie Gifford Global Alpha Equity Fund — Class K
Actual	$1,000	$1,131.80	0.69%	$3.71
Hypothetical (5% return before expenses)	$1,000	$1,021.73	0.69%	$3.52
Baillie Gifford Global Alpha Equity Fund — Institutional Class
Actual	$1,000	$1,132.40	0.68%	$3.65
Hypothetical (5% return before expenses)	$1,000	$1,021.78	0.68%	$3.47
Baillie Gifford Global Select Equity Fund — Class K
Actual**	$1,000	$1,015.00	0.65%	$0.32
Hypothetical (5% return before expenses)	$1,000	$1,021.93	0.65%	$3.31
Baillie Gifford Global Select Equity Fund — Institutional Class
Actual**	$1,000	$1,015.00	0.80%	$0.40
Hypothetical (5% return before expenses)	$1,000	$1,021.17	0.80%	$4.08
Baillie Gifford International Concentrated Growth Fund — Class K
Actual**	$1,000	$1,005.00	0.72%	$0.36
Hypothetical (5% return before expenses)	$1,000	$1,021.58	0.72%	$3.67

Fund Expenses (unaudited)

Annual Report December 31, 2017

	Beginning Account Value 7/01/17	Ending Account Value 12/31/17	Annualized Expense Ratios Based on the Period 7/01/17 to 12/31/17	Expenses Paid(1) During Period
Baillie Gifford International Concentrated Growth Fund — Institutional Class
Actual**	$1,000	$1,005.00	0.87%	$0.43
Hypothetical (5% return before expenses)	$1,000	$1,020.82	0.87%	$4.43
Baillie Gifford International Equity Fund — Class 2
Actual	$1,000	$1,123.80	0.62%	$3.32
Hypothetical (5% return before expenses)	$1,000	$1,022.08	0.62%	$3.16
Baillie Gifford International Equity Fund — Class 3
Actual	$1,000	$1,124.20	0.55%	$2.94
Hypothetical (5% return before expenses)	$1,000	$1,022.43	0.55%	$2.80
Baillie Gifford International Equity Fund — Class 4
Actual*	$1,000	$1,126.00	0.53%	$2.70
Hypothetical (5% return before expenses)	$1,000	$1,022.53	0.53%	$2.70
Baillie Gifford International Equity Fund — Class 5
Actual	$1,000	$1,124.60	0.47%	$2.52
Hypothetical (5% return before expenses)	$1,000	$1,022.84	0.47%	$2.40
Baillie Gifford International Equity Fund — Class K
Actual	$1,000	$1,123.20	0.65%	$3.48
Hypothetical (5% return before expenses)	$1,000	$1,021.93	0.65%	$3.31
Baillie Gifford International Equity Fund — Institutional Class
Actual	$1,000	$1,123.80	0.62%	$3.32
Hypothetical (5% return before expenses)	$1,000	$1,022.08	0.62%	$3.16
Baillie Gifford Long Term Global Growth Equity Fund — Class 2
Actual	$1,000	$1,172.70	0.77%	$4.42
Hypothetical (5% return before expenses)	$1,000	$1,021.32	0.77%	$3.92
Baillie Gifford Long Term Global Growth Equity Fund — Class 4
Actual	$1,000	$1,173.30	0.67%	$3.67
Hypothetical (5% return before expenses)	$1,000	$1,021.83	0.67%	$3.41

Fund Expenses (unaudited)

Annual Report December 31, 2017

	Beginning Account Value 7/01/17	Ending Account Value 12/31/17	Annualized Expense Ratios Based on the Period 7/01/17 to 12/31/17	Expenses Paid(1) During Period
Baillie Gifford Long Term Global Growth Equity Fund — Class K
Actual	$1,000	$1,172.40	0.77%	$4.22
Hypothetical (5% return before expenses)	$1,000	$1,021.32	0.77%	$3.92
Baillie Gifford Long Term Global Growth Equity Fund — Institutional Class
Actual	$1,000	$1,172.40	0.80%	$4.38
Hypothetical (5% return before expenses)	$1,000	$1,021.17	0.80%	$4.08
Baillie Gifford Positive Change Equity Fund — Class K
Actual**	$1,000	$1,016.00	0.65%	$0.32
Hypothetical (5% return before expenses)	$1,000	$1,021.93	0.65%	$3.31
Baillie Gifford Positive Change Equity Fund — Institutional Class
Actual**	$1,000	$1,016.00	0.80%	$0.40
Hypothetical (5% return before expenses)	$1,000	$1,021.17	0.80%	$4.08
Baillie Gifford U.S. Equity Growth Fund — Class K
Actual	$1,000	$1,104.70	0.57%	$3.02
Hypothetical (5% return before expenses)	$1,000	$1,022.33	0.57%	$2.91
Baillie Gifford U.S. Equity Growth Fund — Institutional Class
Actual	$1,000	$1,104.70	0.72%	$3.82
Hypothetical (5% return before expenses)	$1,000	$1,021.58	0.72%	$3.67
Baillie Gifford International Choice Fund — Class 2
Actual	$1,000	$1,095.00	0.66%	$3.49
Hypothetical (5% return before expenses)	$1,000	$1,021.88	0.66%	$3.36
Baillie Gifford International Choice Fund — Class 3
Actual	$1,000	$1,095.40	0.59%	$3.12
Hypothetical (5% return before expenses)	$1,000	$1,022.23	0.59%	$3.01

Fund Expenses (unaudited)

Annual Report December 31, 2017

	Beginning Account Value 7/01/17	Ending Account Value 12/31/17	Annualized Expense Ratios Based on the Period 7/01/17 to 12/31/17	Expenses Paid(1) During Period
Baillie Gifford International Choice Fund — Class 4
Actual	$1,000	$1,095.60	0.56%	$2.96
Hypothetical (5% return before expenses)	$1,000	$1,022.38	0.56%	$2.85

*  Commencement of operations on July 10, 2017. Expenses are calculated using the Fund's annualized expense ratio, multiplied by the ending value for the period, multiplied by 175/365 (to reflect recommencement of operation).

**  Commencement of operations on December 14, 2017. Expenses are calculated using the Fund's annualized expense ratio, multiplied by the ending value for the period, multiplied by 18/365 (to reflect commencement of operation).

(1)  Unless otherwise indicated, expenses are calculated using the Fund's annualized expense ratio, multiplied by the average account value for the period, multiplied by 184/365 (to reflect the six-month period).

Expenses are calculated using the annualized expense ratio for the Funds, which represents the ongoing expenses as a percentage of net assets for the year or period end December 31, 2017. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half-year; and then dividing that result by the number of days in the calendar year. Expense ratios for the most recent fiscal year may differ from expense ratios based on the one-year data in the financial highlights.

Industry Diversification Table

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford EAFE Fund

	Value	% of Total Net Assets
Aerospace & Defense	$69,547,908	2.5%
Apparel Retailers	208,020,034	7.4
Automobiles	219,740,933	7.9
Banks	141,578,593	5.1
Biotechnology	125,439,036	4.5
Broadline Retailers	98,705,083	3.5
Chemicals	35,724,612	1.3
Clothing & Accessories	45,958,033	1.7
Commodity Chemicals	47,568,512	1.7
Computers	13,810,151	0.5
Diversified Financial Services	30,303,829	1.1
Diversified Industrials	26,005,259	0.9
Electrical Components & Equipment	44,539,424	1.6
Food & Drug Retailers	14,638,571	0.5
Food Retailers & Wholesalers	25,392,538	0.9
General Financial	24,520,224	0.9
General Retailers	49,950,212	1.8
Healthcare — Products	36,637,488	1.4
Hotels Restaurants and Leisure	17,533,939	0.6
Industrial Engineering	12,063,991	0.4
Industrial Machinery	154,848,491	5.5
Internet, Software & Services	331,975,333	12.0
Life Insurance	120,118,457	4.3
Media & Photography	92,181,599	3.3
Medical Equipment	29,955,762	1.1
Mortgage Finance	13,064,955	0.5
Personal Products	99,260,960	3.5
Publishing	7,861,237	0.3
Semiconductors	73,833,031	2.6
Speciality Finance	49,418,958	1.8
Specialized Consumer Services	249,509,757	8.9
Technology Hardware & Equipment	142,685,218	5.1
Telecommunication Services	109,801,676	3.9
Total Value of Investments	2,762,193,804	99.0
Other assets less liabilities	28,211,465	1.0
Net Assets	$2,790,405,269	100.0%

Portfolio of Investments

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford EAFE Fund

	Shares	Value
COMMON STOCKS — 98.6%
ARGENTINA — 1.4%
MercadoLibre, Inc.	122,762	$38,628,291
AUSTRIA — 1.7%
ams AG (a)	536,657	48,616,756
BELGIUM — 1.3%
Umicore SA	754,498	35,724,612
CHINA — 15.9%
Alibaba Group Holding Ltd. ADR (a)	700,558	120,797,216
Baidu, Inc. ADR (a)	509,398	119,306,106
Ctrip.com International Ltd. ADR (a)	397,595	17,533,939
New Oriental Education & Technology Group, Inc. ADR	504,828	47,453,832
Tencent Holdings Ltd.	2,675,700	138,488,760
		443,579,853
DENMARK — 3.9%
Chr. Hansen Holding A/S	287,735	26,989,503
Genmab A/S (a)	298,881	49,567,030
Novozymes A/S, B Shares	552,683	31,551,201
		108,107,734
FRANCE — 7.1%
Essilor International SA	175,744	24,207,182
Kering	209,687	98,705,083
L'Oreal SA	340,849	75,525,395
		198,437,660
GERMANY — 8.2%
Aixtron SE (a)	1,148,158	15,870,130
BASF SE	433,896	47,568,512
Delivery Hero AG 144A (a)(b)	481,588	19,068,444
Dialog Semiconductor PLC (a)	301,806	9,346,145
MorphoSys AG (a)	189,625	17,331,302
Rocket Internet SE 144A (a)(b)	702,864	17,720,136
Zalando SE 144A (a)(b)	1,923,468	101,420,001
		228,324,670

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford EAFE Fund

	Shares	Value
HONG KONG — 5.4%
AIA Group Ltd.	14,122,200	$120,118,457
Hong Kong Exchanges & Clearing Ltd.	990,701	30,303,829
		150,422,286
INDIA — 0.5%
Housing Development Finance Corp., Ltd.	487,887	13,064,955
ISRAEL — 0.6%
Wix.com Ltd. (a)	309,853	17,832,040
ITALY — 8.0%
EXOR NV	57,074	3,499,330
Ferrari NV	1,122,328	117,597,537
Fiat Chrysler Automobiles NV (a)	5,721,275	102,143,396
		223,240,263
JAPAN — 15.7%
Don Quijote Holdings Co., Ltd.	592,400	30,881,768
M3, Inc.	2,366,700	82,962,700
Nidec Corp.	318,100	44,539,424
Pigeon Corp.	624,700	23,735,565
Rakuten, Inc.	3,908,600	35,727,243
SBI Holdings, Inc.	1,008,900	21,020,894
SMC Corp.	145,900	59,875,084
SoftBank Group Corp.	1,386,900	109,801,676
Sysmex Corp.	381,500	29,955,762
		438,500,116
NETHERLANDS — 5.6%
ASML Holding NV	820,700	142,685,218
Gemalto NV	233,201	13,810,151
		156,495,369
NORWAY — 0.6%
Schibsted ASA, Class A	322,112	9,218,899
Schibsted ASA, Class B	295,741	7,861,237
		17,080,136

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford EAFE Fund

	Shares	Value
PORTUGAL — 0.6%
Jeronimo Martins SGPS SA	802,592	$15,595,577
SPAIN — 5.7%
Banco Bilbao Vizcaya Argentaria SA	5,136,219	43,648,562
Distribuidora Internacional de Alimentacion SA	1,899,507	9,796,961
Inditex SA	3,065,714	106,600,033
		160,045,556
SWEDEN — 9.0%
Alfa Laval AB	1,099,436	26,005,259
Atlas Copco AB, A Shares	2,200,696	94,973,407
Elekta AB, B Shares	1,505,361	12,430,306
Kinnevik AB, B Shares	1,462,495	49,418,958
Svenska Handelsbanken AB, A Shares	4,908,132	67,074,747
		249,902,677
SWITZERLAND — 1.7%
Compagnie Financiere Richemont SA	507,443	45,958,033
UNITED KINGDOM — 4.1%
Ocado Group PLC (a)	2,741,504	14,638,571
Rolls-Royce Holdings PLC (a)	6,058,562	69,144,891
Rolls-Royce Holdings PLC Entitlement (a)(c)	298,498,370	403,017
Standard Chartered PLC (a)	2,938,161	30,855,284
		115,041,763
UNITED STATES — 1.6%
TAL Education Group ADR	1,532,530	45,531,466
Total Common Stocks
(cost $1,469,558,900)		2,750,129,813
PREFERRED STOCKS — 0.4%
GERMANY — 0.4%
Sartorius AG (cost $13,120,093)	127,000	12,063,991

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford EAFE Fund

Value
TOTAL INVESTMENTS — 99.0%
(cost $1,482,678,993)	$2,762,193,804
Other assets less liabilities — 1.0%	28,211,465
NET ASSETS — 100.0%	$2,790,405,269

(a)  Non-income producing security.

(b)  144A — Securities are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Prices are obtained daily from the London International Stock Exchange; therefore, fair valuation is typically not required. At December 31, 2017, the net value of these securities was $138,208,581 representing 5.0% of net assets.

(c)  Investment was valued using significant unobservable inputs.

ADR  —  American Depositary Receipt.

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$38,628,291	$—	$—	$38,628,291
Austria	—	48,616,756	—	48,616,756
Belgium	—	35,724,612	—	35,724,612
China	305,091,093	138,488,760	—	443,579,853
Denmark	76,556,533	31,551,201	—	108,107,734
France	—	198,437,660	—	198,437,660
Germany	19,068,444	209,256,226	—	228,324,670
Hong Kong	—	150,422,286	—	150,422,286
India	—	13,064,955	—	13,064,955
Israel	17,832,040	—	—	17,832,040
Italy	3,499,330	219,740,933	—	223,240,263
Japan	—	438,500,116	—	438,500,116
Netherlands	—	156,495,369	—	156,495,369
Norway	—	17,080,136	—	17,080,136
Portugal	15,595,577	—	—	15,595,577
Spain	—	160,045,556	—	160,045,556
Sweden	—	249,902,677	—	249,902,677
Switzerland	—	45,958,033	—	45,958,033
United Kingdom	—	114,638,746	403,017	115,041,763
United States	45,531,466	—	—	45,531,466
Total Common Stocks	521,802,774	2,227,924,022	403,017	2,750,129,813
Preferred Stocks
Germany	—	12,063,991	—	12,063,991
Total	$521,802,774	$2,239,988,013	$403,017	$2,762,193,804

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford EAFE Fund

For the EAFE Fund, fair value of Level 3, Level 2 and Level 1 investments at December 31, 2016 was $390,165, $1,855,983,398 and $292,437,851, respectively. $118,870,648 was transferred out of Level 2 into Level 1 and $10,322,368 was transferred out of Level 1 into Level 2 during the year ended December 31, 2017. Transfers into Level 2 and out of Level 1 resulted from foreign securities which were priced using inputs from a third-party vendor modeling tool to reflect any significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. Transfers into Level 1 and out of Level 2 resulted when pricing was based on quoted market prices.

It is the Fund's policy to recognize transfers in and transfers out at the fair value as of the beginning of the period.

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

Balance at December 31, 2016	$390,165
Purchases	1,020,285
Sales	(1,012,558)
Realized gain (loss)	(7)
Change in unrealized gain (loss)	5,132
Transfers into Level 3	—
Transfers out of Level 3	—
Balance at December 31, 2017	$403,017 *
Change in unrealized gain (loss) related to Investments still held at December 31, 2017	$7,492

*  Value of the security based on the amount it was known that it would be redeemed at, due to halt in market.

The Trust has made the determination to price these shares at their redemption value. As the fair value is based on management's own assumption, the Trust has determined this to be a level 3 security.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford EAFE Fund

ASSETS
Investments, at value (cost $1,482,678,993)	$2,762,193,804
Cash	27,193,733
Dividends receivable	249,165
Tax reclaims receivable	2,217,814
Capital shares sold receivable	4,800,000
Prepaid assets	33,261
Total Assets	2,796,687,777
LIABILITIES
Advisory fee payable	2,450,664
Due to Custodian	644
Servicing fee payable	622,372
Capital shares purchased payable	2,000,000
Trustee payable	33,182
Accrued expenses	1,175,646
Total Liabilities	6,282,508
NET ASSETS	$2,790,405,269
COMPOSITION OF NET ASSETS
Paid-in capital	$1,486,913,917
Distributions in excess of net investment income	(17,654,071)
Accumulated net realized gain on investments and foreign currency transactions	41,556,227
Net unrealized appreciation in value of investments and foreign currencies	1,279,589,196
	$2,790,405,269
NET ASSET VALUE, PER SHARE
Class 2 ($746,817,361 / 51,890,604 shares outstanding), unlimited authorized, no par value	$14.39
Class 3 ($601,548,841 / 41,714,466 shares outstanding), unlimited authorized, no par value	$14.42
Class 4 ($302,473,646 / 20,961,363 shares outstanding), unlimited authorized, no par value	$14.43
Class 5 ($1,139,553,157 / 78,817,054 shares outstanding), unlimited authorized, no par value	$14.46
Class K ($6,132 / 426 shares outstanding), unlimited authorized, no par value	$14.38	*
Institutional Class ($6,132 / 426 shares outstanding), unlimited authorized, no par value	$14.38	*

*  Net assets divided by shares does not recalculate using values rounded to the dollar.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2017

For the Year Ended December 31, 2017
Baillie Gifford EAFE Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $3,173,836)	$26,074,304
Interest	10,050
Total Investment Income	26,084,354
EXPENSES
Advisory fee (Note B)	9,108,847
Shareholder Servicing fees — Class 1 Shares (Note B)	12,838
Shareholder Servicing fees — Class 2 Shares (Note B)	1,517,938
Shareholder Servicing fees — Class 3 Shares (Note B)	506,588
Shareholder Servicing fees — Class 4 Shares (Note B)	185,705
Shareholder Servicing fees — Class 5 Shares (Note B)	198,802
Administration & Supervisory Fee — Class K Shares (Note B)	6
Administration & Supervisory Fee — Institutional Class Shares (Note B)	6
Fund accounting	1,241,042
Custody	467,162
Legal	411,490
Trustees' fees	119,502
Transfer agency	97,844
Professional fees	60,435
Insurance	18,863
Miscellaneous	69,106
Total Expenses	14,016,174
Net Investment Income	12,068,180
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain from:
Investments	98,583,871
Foreign currency transactions	304,295
98,888,166
Net change in unrealized appreciation on:
Investments	870,018,263
Translation of assets and liabilities denominated in foreign currencies	246,279
870,264,542
Net realized and unrealized gain on investments and foreign currency transactions	969,152,708
NET INCREASE IN NET ASSETS FROM OPERATIONS	$981,220,888

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2017

Baillie Gifford EAFE Fund

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$12,068,180	$19,672,297
Net realized gain from investments and foreign currency transactions	98,888,166	93,864,524
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	870,264,542	(83,622,730)
Net increase in net assets from operations	981,220,888	29,914,091
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class 1	—	(97,628)
Class 2	(2,877,997)	(4,641,903)
Class 3	(3,036,187)	(2,905,636)
Class 4	(1,594,302)	(1,575,312)
Class 5	(6,491,622)	(6,037,428)
Class K	(30)	—
Institutional Class	(30)	—
Capital gains:
Class 1	—	(871,988)
Class 2	(14,593,795)	(34,439,596)
Class 3	(11,762,424)	(20,659,320)
Class 4	(5,909,324)	(9,130,203)
Class 5	(22,211,065)	(36,373,689)
Class K	(120)	—
Institutional Class	(120)	—
Total Dividends and Distributions	(68,477,016)	(116,732,703)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 1	1,508	47,348,253
Class 2*	109,733,985	63,886,179
Class 3	110,142,876	197,212,132
Class 4	25,000,000	217,043,346
Class K	5,000	—
Institutional Class	5,000
Purchase fees:
Class 1	279	1,029
Class 2	11,880	34,321
Class 3	6,994	28,671
Class 4	3,256	2,941
Class 5	12,563	36,592
Redemption fees:
Class 1	100	1,595
Class 2	16,484	32,039
Class 3	8,105	27,583
Class 4	4,201	2,280
Class 5	16,205	34,541

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2017

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Dividends reinvested:
Class 1	—	969,616
Class 2	17,464,610	38,642,083
Class 3	14,798,611	23,564,955
Class 4	7,503,626	10,705,515
Class 5	28,702,684	42,410,685
Class K	150	—
Institutional Class	150	—
Cost of shares redeemed:
Class 1*	(20,817,261)	(30,384,500)
Class 2	(437,863,539)	(72,383,976)
Class 3	(122,361,558)	(284,259,708)
Class 4	(20,000,000)	(191,724,888)
Increase (Decrease) in Net Assets from Transactions in Shares of Beneficial Interest	(287,604,091)	63,231,284
Total Increase (Decrease) in Net Assets	625,139,781	(23,587,328)
NET ASSETS
Beginning of year	2,165,265,488	2,188,852,816
End of year (including distributions in excess of net investment income of $17,654,071 and $17,506,993, respectively)	$2,790,405,269	$2,165,265,488

*  Class 1 shareholders were converted to Class 2 during the period. Please refer to Notes A and D.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2017

Baillie Gifford EAFE Fund
Selected data for a Class 2 Share outstanding throughout each year:

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Net asset value, beginning of year	$10.09	$10.52	$11.11	$12.58	$9.88
From Investment Operations
Net investment income(a)	0.05	0.08	0.09	0.14	0.13
Net realized and unrealized gain (loss) on investments and foreign currency transactions	4.60	0.06	(0.42)	(1.01)	2.70
Net increase (decrease) in net asset value from investment operations	4.65	0.14	(0.33)	(0.87)	2.83
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.06)	(0.07)	(0.09)	(0.14)	(0.13)
Distributions from net realized gain on investments	(0.29)	(0.50)	(0.17)	(0.46)	—
Total Dividends and Distributions	(0.35)	(0.57)	(0.26)	(0.60)	(0.13)
Proceeds from Purchase Fees and Redemption Fees(a)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value, end of year	$14.39	$10.09	$10.52	$11.11	$12.58
Total Return
Total return based on net asset value(c)	46.09%	1.34%	(3.07)%	(6.98)%	28.69%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$746,817	$732,160	$732,135	$754,210	$828,208
Ratio of net expenses to average net assets	0.61%	0.61%	0.62%	0.61%	0.61%
Ratio of net investment income to average net assets	0.42%	0.81%	0.78%	1.18%	1.21%
Portfolio turnover rate(d)	9%	18%	17%	18%	15%

(a)  Calculated based upon average shares outstanding during the year.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the year. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2017

Baillie Gifford EAFE Fund
Selected data for a Class 3 Share outstanding throughout each year:

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Net asset value, beginning of year	$10.11	$10.54	$11.13	$12.61	$9.90
From Investment Operations
Net investment income(a)	0.05	0.11	0.10	0.15	0.14
Net realized and unrealized gain (loss) on investments and foreign currency transactions	4.62	0.03	(0.43)	(1.02)	2.71
Net increase (decrease) in net asset value from investment operations	4.67	0.14	(0.33)	(0.87)	2.85
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.07)	(0.07)	(0.09)	(0.15)	(0.14)
Distributions from net realized gain on investments	(0.29)	(0.50)	(0.17)	(0.46)	—
Total Dividends and Distributions	(0.36)	(0.57)	(0.26)	(0.61)	(0.14)
Proceeds from Purchase Fees and Redemption Fees(a)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value, end of year	$14.42	$10.11	$10.54	$11.13	$12.61
Total Return
Total return based on net asset value(c)	46.20%	1.41%	(3.02)%	(6.91)%	28.83%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$601,549	$433,860	$490,218	$487,943	$530,001
Ratio of net expenses to average net assets	0.54%	0.54%	0.55%	0.54%	0.54%
Ratio of net investment income to average net assets	0.41%	1.04%	0.85%	1.23%	1.30%
Portfolio turnover rate(d)	9%	18%	17%	18%	15%

(a)  Calculated based upon average shares outstanding during the year.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the year. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2017

Baillie Gifford EAFE Fund
Selected data for a Class 4 Share outstanding throughout each period:

	For the Year Ended December 31, 2017	For the Period October 10, 2016(b) through December 31, 2016	For the Period January 1, 2016(b) through April 11, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Period October 10, 2013(a) through December 31, 2013
Net asset value, beginning of period	$10.12	$11.49	$10.55	$11.15	$12.62	$11.68
From Investment Operations
Net investment income(c)	0.06	0.00 (d)	0.02	0.10	0.16	0.00	(d)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	4.62	(0.81)	(0.41)	(0.43)	(1.01)	1.08
Net increase (decrease) in net asset value from investment operations	4.68	(0.81)	(0.39)	(0.33)	(0.85)	1.08
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.08)	(0.08)	—	(0.10)	(0.16)	(0.14)
Distributions from net realized gain on investments	(0.29)	(0.48)	—	(0.17)	(0.46)	—
Total Dividends and Distributions	(0.37)	(0.56)	—	(0.27)	(0.62)	(0.14)
Proceeds from Purchase Fees and Redemption Fees(c)	0.00 (d)	0.00 (d)	—	0.00 (d)	0.00 (d)	0.00	(d)
Net asset value, end of period	$14.43	$10.12	$10.16	$10.55	$11.15	$12.62
Total Return
Total return based on net asset value(e)	46.24%	(6.97)%	(3.71)%	(2.99)%	(6.88)%	9.29%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$302,474	$201,923	$191,724	$199,086	$205,228	$220,388
Ratio of net expenses to average net assets	0.51%	0.52%*	0.51%*	0.52%	0.51%	0.52	%*
Ratio of net investment income to average net assets	0.45%	0.05%*	0.65%*	0.89%	1.26%	0.03	%*
Portfolio turnover rate(f)	9%	18%	18%	17%	18%	15%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Recommencement of investment operations. Class had no shareholders from April 11, 2016 to October 9, 2016. All shares of this class were redeemed on April 11, 2016 at $10.16. New shares were issued at $11.49 on October 10, 2016.

(c)  Calculated based upon average shares outstanding during the period.

(d)  Amount is less than $0.005 per share.

(e)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(f)  Portfolio turnover rate calculated at Fund level.
The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2017

Baillie Gifford EAFE Fund
Selected data for a Class 5 Share outstanding throughout each year:

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Net asset value, beginning of year	$10.14	$10.56	$11.16	$12.64	$9.92
From Investment Operations
Net investment income(a)	0.07	0.10	0.11	0.16	0.14
Net realized and unrealized gain (loss) on investments and foreign currency transactions	4.62	0.06	(0.44)	(1.02)	2.73
Net increase (decrease) in net asset value from investment operations	4.69	0.16	(0.33)	(0.86)	2.87
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.08)	(0.08)	(0.10)	(0.16)	(0.15)
Distributions from net realized gain on investments	(0.29)	(0.50)	(0.17)	(0.46)	—
Total Dividends and Distributions	(0.37)	(0.58)	(0.27)	(0.62)	(0.15)
Proceeds from Purchase Fees and Redemption Fees(a)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value, end of year	$14.46	$10.14	$10.56	$11.16	$12.64
Total Return
Total return based on net asset value(c)	46.31%	1.49%	(2.94)%	(6.83)%	28.97%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$1,139,553	$778,857	$767,415	$790,695	$848,681
Ratio of net expenses to average net assets	0.46%	0.46%	0.47%	0.46%	0.46%
Ratio of net investment income to average net assets	0.51%	0.98%	0.94%	1.30%	1.28%
Portfolio turnover rate(d)	9%	18%	17%	18%	15%

(a)  Calculated based upon average shares outstanding during the year.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2017

Baillie Gifford EAFE Fund
Selected data for a Class K Share outstanding throughout the period:

For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$12.02
From Investment Operations
Net investment income(b)	0.01
Net realized and unrealized gain on investments and foreign currency transactions	2.71
Net increase in net asset value from investment operations	2.72
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.07)
Distributions from net realized gain on investments	(0.29)
Total Dividends and Distributions	(0.36)
Net asset value, end of period	$14.38
Total Return
Total return based on net asset value(c)	22.62%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$6
Ratio of net expenses to average net assets	0.60%*
Ratio of net investment income to average net assets	0.14%*
Portfolio turnover rate(d)	9%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2017

Baillie Gifford EAFE Fund
Selected data for an Institutional Class Share outstanding throughout the period:

For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$12.02
From Investment Operations
Net investment income(b)	0.01
Net realized and unrealized gain on investments and foreign currency transactions	2.71
Net increase in net asset value from investment operations	2.72
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.07)
Distributions from net realized gain on investments	(0.29)
Total Dividends and Distributions	(0.36)
Net asset value, end of period	$14.38
Total Return
Total return based on net asset value(c)	22.62%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$6
Ratio of net expenses to average net assets	0.60%*
Ratio of net investment income to average net assets	0.14%*
Portfolio turnover rate(d)	9%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford EAFE Choice Fund

	Value	% of Total Net Assets
Apparel Retailers	$19,137,841	6.1%
Asset Managers	11,422,218	3.7
Auto Parts	5,050,310	1.6
Banks	15,115,587	4.9
Beverages, Food & Tobacco	2,640,688	0.9
Biotechnology	6,716,620	2.2
Brewers	5,340,010	1.8
Broadline Retailers	2,687,827	0.9
Business Support Services	4,779,813	1.6
Chemicals	4,497,256	1.5
Clothing & Accessories	7,409,985	2.4
Commercial Services & Supplies	3,809,917	1.2
Containers & Packaging	5,057,622	1.6
Distillers & Vintners	4,026,326	1.3
Electronic & Electrical Equipment	17,368,422	5.6
Food & Drug Retailers/Wholesalers	13,621,528	4.5
Food Products	6,476,248	2.1
Footwear	5,530,301	1.8
General Industries	4,491,522	1.5
General Retailers	5,499,974	1.8
Hotels Restaurants and Leisure	2,836,292	0.9
Industrial Engineering	4,515,504	1.5
Industrial Machinery	25,588,918	8.2
Internet	3,723,939	1.2
Investment Services	2,501,894	0.8
Leisure Goods	3,435,377	1.1
Life Insurance	6,283,973	2.0
Media & Photography	12,853,210	4.2
Medical Equipment	10,868,405	3.6
Nondurable Household Products	6,797,502	2.2
Oil Equipment & Services	2,705,151	0.9
Personal Products	12,212,754	3.9
Pharmaceuticals	6,852,941	2.2
Property & Casualty Insurance	6,300,849	2.1
Recreational Products	4,258,926	1.4
Semiconductors	6,071,604	2.0
Speciality Finance	4,944,146	1.6
Specialized Consumer Services	15,934,433	5.2
Support Services	2,387,591	0.8
Technology Hardware & Equipment	8,606,818	2.8

Industry Diversification Table

Annual Report December 31, 2017

	Value	% of Total Net Assets
Telecommunication Services	$3,356,833	1.1%
Travel & Leisure	1,048,959	0.4
Total Value of Investments	304,766,034	99.1
Other assets less liabilities	2,860,426	0.9
Net Assets	$307,626,460	100.0%

Portfolio of Investments

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford EAFE Choice Fund

	Shares	Value
COMMON STOCKS — 98.6%
AUSTRALIA — 6.5%
Brambles Ltd.	645,346	$5,057,622
Cochlear Ltd.	52,260	6,966,394
Mesoblast Ltd. (a)	173,450	197,588
SEEK Ltd.	257,641	3,809,917
Treasury Wine Estates Ltd.	324,469	4,026,326
		20,057,847
BRAZIL — 1.0%
Raia Drogasil SA	114,700	3,173,077
CHINA — 5.5%
Alibaba Group Holding Ltd. ADR (a)	29,456	5,079,098
Baidu, Inc. ADR (a)	15,900	3,723,939
Ctrip.com International Ltd. ADR (a)	64,315	2,836,292
JD.com, Inc. ADR (a)	64,892	2,687,827
Tsingtao Brewery Co., Ltd., Class H	511,943	2,640,688
		16,967,844
DENMARK — 6.1%
Carlsberg A/S, B Shares	44,523	5,340,010
Novo Nordisk A/S, B Shares	127,531	6,852,941
Novozymes A/S, B Shares	114,194	6,519,032
		18,711,983
FINLAND — 1.4%
Kone Oyj, B Shares	79,868	4,289,118
FRANCE — 1.9%
Legrand SA	76,161	5,855,159
GERMANY — 5.5%
adidas AG	27,653	5,530,301
Infineon Technologies AG	179,913	4,899,775
Zalando SE 144A (a)(b)	124,282	6,553,101
		16,983,177

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford EAFE Choice Fund

	Shares	Value
HONG KONG — 2.4%
AIA Group Ltd.	738,800	$6,283,973
Cafe de Coral Holdings Ltd.	421,702	1,157,773
		7,441,746
INDIA — 1.4%
Mahindra & Mahindra Ltd. GDR	133,399	3,108,197
MakeMytrip Ltd. (a)	35,141	1,048,959
		4,157,156
JAPAN — 21.3%
Advantest Corp.	172,000	3,173,285
DENSO Corp.	84,300	5,050,310
Japan Exchange Group, Inc.	144,200	2,501,894
Kakaku.com, Inc.	213,700	3,607,400
Kao Corp.	100,600	6,797,502
MS&AD Insurance Group Holdings, Inc.	186,800	6,300,849
Olympus Corp.	102,000	3,902,011
Pigeon Corp.	108,500	4,122,473
Rakuten, Inc.	293,400	2,681,874
Shimano, Inc.	30,300	4,258,926
Shiseido Co., Ltd.	167,900	8,090,281
SMC Corp.	17,500	7,181,727
SoftBank Group Corp.	42,400	3,356,833
Sugi Holdings Co., Ltd.	34,600	1,762,623
Suruga Bank Ltd.	130,400	2,788,262
		65,576,250
NETHERLANDS — 0.9%
ASML Holding NV	16,496	2,867,961
PORTUGAL — 2.1%
Jeronimo Martins SGPS SA	325,246	6,320,022
SINGAPORE — 3.5%
Jardine Matheson Holdings Ltd.	48,000	2,912,280
Jardine Strategic Holdings Ltd.	39,900	1,579,242
United Overseas Bank Ltd.	315,273	6,214,982
		10,706,504

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford EAFE Choice Fund

	Shares	Value
SOUTH AFRICA — 3.7%
Clicks Group Ltd.	296,604	$4,342,201
Naspers Ltd., N Shares	25,181	6,976,480
		11,318,681
SOUTH KOREA — 1.1%
Samsung Electronics Co., Ltd. GDR 144A (b)	2,901	3,435,377
SPAIN — 3.0%
Distribuidora Internacional de Alimentacion SA	458,700	2,365,806
Inditex SA	199,492	6,936,673
		9,302,479
SWEDEN — 5.8%
Atlas Copco AB, B Shares	180,311	6,910,794
Investor AB, B Shares	108,406	4,944,146
Svenska Handelsbanken AB, A Shares	447,265	6,112,343
		17,967,283
SWITZERLAND — 8.2%
Compagnie Financiere Richemont SA	47,456	4,297,989
Mettler-Toledo International, Inc. (a)	13,462	8,339,978
Nestle SA	75,326	6,476,248
Schindler Holding AG, Participating Certificates	22,979	5,284,953
u-blox Holding AG (a)	4,263	839,082
		25,238,250
TAIWAN — 2.0%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	153,130	6,071,604
UNITED KINGDOM — 15.3%
ASOS PLC (a)	62,606	5,648,067
Auto Trader Group PLC 144A (b)	958,588	4,566,061
Burberry Group PLC	129,076	3,111,996
Capita PLC	441,893	2,387,591
Hargreaves Lansdown PLC	310,745	7,546,670
Intertek Group PLC	68,348	4,779,813
John Wood Group PLC	309,174	2,705,151
Johnson Matthey PLC	108,529	4,497,256
Jupiter Fund Management PLC	458,023	3,875,548

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford EAFE Choice Fund

	Shares	Value
Rightmove PLC	96,839	$5,876,730
Weir Group PLC (The)	67,065	1,922,326
		46,917,209
Total Common Stocks
(cost $216,014,088)		303,358,727
PREFERRED STOCKS — 0.5%
GERMANY — 0.5%
Sartorius AG (cost $1,513,799)	14,815	1,407,307
TOTAL INVESTMENTS — 99.1%
(cost $217,527,887)		$304,766,034
Other assets less liabilities — 0.9%		2,860,426
NET ASSETS — 100.0%		$307,626,460

(a)  Non-income producing security.

(b)  144A — Securities are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Prices are obtained daily from the London International Stock Exchange; therefore, fair valuation is typically not required. At December 31, 2017, the net value of these securities was $14,554,539 representing 4.7% of net assets.

ADR  —  American Depositary Receipt.

GDR  —  Global Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford EAFE Choice Fund

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$197,588	$19,860,259	$—	$20,057,847
Brazil	—	3,173,077	—	3,173,077
China	16,967,844	—	—	16,967,844
Denmark	—	18,711,983	—	18,711,983
Finland	—	4,289,118	—	4,289,118
France	—	5,855,159	—	5,855,159
Germany	—	16,983,177	—	16,983,177
Hong Kong	—	7,441,746	—	7,441,746
India	4,157,156	—	—	4,157,156
Japan	—	65,576,250	—	65,576,250
Netherlands	—	2,867,961	—	2,867,961
Portugal	6,320,022	—	—	6,320,022
Singapore	1,579,242	9,127,262	—	10,706,504
South Africa	4,342,201	6,976,480	—	11,318,681
South Korea	—	3,435,377	—	3,435,377
Spain	—	9,302,479	—	9,302,479
Sweden	—	17,967,283	—	17,967,283
Switzerland	9,179,060	16,059,190	—	25,238,250
Taiwan	6,071,604	—	—	6,071,604
United Kingdom	6,488,387	40,428,822	—	46,917,209
Total Common Stocks	55,303,104	248,055,623	—	303,358,727
Preferred Stocks
Germany	—	1,407,307	—	1,407,307
Total	$55,303,104	$249,462,930	$—	$304,766,034

For the EAFE Choice Fund, fair value of Level 2 and Level 1 investments at December 31, 2016 was $258,450,244 and $30,759,359, respectively. $19,613,711 was transferred out of Level 2 into Level 1 during the year ended December 31, 2017. Transfers into Level 1 and out of Level 2 resulted when pricing was based on quoted market prices.

It is the Fund's policy to recognize transfers in and transfers out at the fair value as of the beginning of the period.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford EAFE Choice Fund

ASSETS
Investments, at value (cost $217,527,887)	$304,766,034
Cash	2,868,111
Dividends receivable	158,245
Tax reclaims receivable	481,438
Prepaid assets	30,682
Total Assets	308,304,510
LIABILITIES
Advisory fee payable	293,117
Servicing fee payable	137,706
Trustee fee payable	3,876
Accrued expenses	243,351
Total Liabilities	678,050
NET ASSETS	$307,626,460
COMPOSITION OF NET ASSETS
Paid-in capital	$222,001,469
Distributions in excess of net investment income	(1,798,467)
Accumulated net realized gain on investments and foreign currency transactions	168,925
Net unrealized appreciation in value of investments and foreign currencies	87,254,533
	$307,626,460
NET ASSET VALUE, PER SHARE
Class 2 ($280,488,443 / 17,407,495 shares outstanding), unlimited authorized, no par value	$16.11
Class 3 ($26,931,505 / 1,656,041 shares outstanding), unlimited authorized, no par value	$16.26
Class K ($5,783 / 359 shares outstanding), unlimited authorized, no par value	$16.10	*
Institutional Class ($200,729 / 12,477 shares outstanding), unlimited authorized, no par value	$16.09

*  Net assets divided by shares does not recalculate using values rounded to the dollar.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2017

For the Year Ended December 31, 2017
Baillie Gifford EAFE Choice Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $534,414)	$5,721,814
Interest	719
Total Investment Income	5,722,533
EXPENSES
Advisory fee (Note B)	1,159,935
Shareholder Servicing fees — Class 1 Shares (Note B)	3
Shareholder Servicing fees — Class 2 Shares (Note B)	522,536
Shareholder Servicing fees — Class 3 Shares (Note B)	24,015
Administration & Supervisory Fee — Class K Shares (Note B)	6
Administration & Supervisory Fee — Institutional Class Shares (Note B)	27
Fund accounting	189,861
Custody	68,939
Transfer agency	59,355
Legal	53,259
Professional fees	86,194
Trustees' fees	14,663
Insurance	2,427
Miscellaneous	21,659
Total Expenses	2,202,879
Net Investment Income	3,519,654
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	10,793,199
Foreign currency transactions	(67,452)
10,725,747
Net change in unrealized appreciation on:
Investments	74,228,563
Translation of assets and liabilities denominated in foreign currencies	34,346
74,262,909
Net realized and unrealized gain on investments and foreign currency transactions	84,988,656
NET INCREASE IN NET ASSETS FROM OPERATIONS	$88,508,310

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2017

Baillie Gifford EAFE Choice Fund

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$3,519,654	$4,427,859
Net realized gain (loss) from investments and foreign currency transactions	10,725,747	(3,576,184)
Net change in unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	74,262,909	1,919,705
Net increase in net assets from operations	88,508,310	2,771,380
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class 1	—	(39)
Class 2	(4,282,724)	(3,413,749)
Class 3	(432,754)	(260,142)
Class K	(92)	—
Institutional Class	(3,468)	—
Total Dividends and Distributions	(4,719,038)	(3,673,930)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 1	1,497	10,978,072
Class 2*	2,010,737	64,883,358
Class 3	2,591,699	2,715,447
Class K	5,000	—
Institutional Class	199,000	—
Purchase fees:
Class 1	—	7,278
Class 2	1,361	100,782
Class 3	100	8,214
Redemption fees:
Class 1	—	781
Class 2	4,257	24,442
Class 3	317	1,724
Dividends reinvested:
Class 1	—	39
Class 2	4,282,725	3,413,749
Class 3	432,754	260,142
Class K	92	—
Institutional Class	98	—
Cost of shares redeemed:
Class 1*	(4,741)	(30,703,470)
Class 2	(76,008,120)	(24,097,363)
Class 3	(1,910,571)	(2,710,863)
Increase (Decrease) in Net Assets from Transactions in Shares of Beneficial Interest	(68,393,795)	24,882,332
Total Increase in Net Assets	15,395,477	23,979,782
NET ASSETS
Beginning of year	292,230,983	268,251,201
End of year (including distributions in excess of net investment income of $1,798,467 and $591,434, respectively)	$307,626,460	$292,230,983

*  Class 1 shareholders were converted to Class 2 during the period. Please refer to Notes A and D.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2017

Baillie Gifford EAFE Choice Fund
Selected data for a Class 2 Share outstanding throughout each year:

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Net asset value, beginning of year	$12.46	$12.55	$12.43	$13.13	$11.19
From Investment Operations
Net investment income(a)	0.16	0.19	0.17	0.16	0.17
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.74	(0.13)	0.09 (e)	(0.75)	2.19
Net increase (decrease) in net asset value from investment operations	3.90	0.06	0.26	(0.59)	2.36
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.25)	(0.16)	(0.15)	(0.14)	(0.43)
Total Dividends and Distributions	(0.25)	(0.16)	(0.15)	(0.14)	(0.43)
Proceeds from Purchase Fees and Redemption Fees(a)	0.00 (b)	0.01	0.01	0.03	0.01
Net asset value, end of year	$16.11	$12.46	$12.55	$12.43	$13.13
Total Return
Total return based on net asset value(c)	31.28%	0.59%	2.16%	(4.25)%	21.20%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$280,488	$272,338	$229,032	$110,234	$94,942
Ratio of net expenses to average net assets	0.67%	0.65%	0.65%	0.66%	0.67%
Ratio of net investment income to average net assets	1.06%	1.46%	1.29%	1.23%	1.41%
Portfolio turnover rate(d)	12%	23%	16%	23%	25%

(a)  Calculated based upon average shares outstanding during the year.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

(e)  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Class shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2017

Baillie Gifford EAFE Choice Fund
Selected data for a Class 3 Share outstanding throughout each period:

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Period July 7, 2014(c) through December 31, 2014	For the Period January 1, 2013(c) through April 16, 2013
Net asset value, beginning of period	$12.58	$12.67	$12.54	$14.08	$11.22
From Investment Operations
Net investment income(a)	0.16	0.20	0.20	0.05	0.07
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.79	(0.13)	0.07 (f)	(1.44)	0.79
Net increase (decrease) in net asset value from investment operations	3.95	0.07	0.27	(1.39)	0.86
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.27)	(0.17)	(0.16)	(0.15)	—
Total Dividends and Distributions	(0.27)	(0.17)	(0.16)	(0.15)	—
Proceeds from Purchase Fees and Redemption Fees(a)	0.00 (d)	0.01	0.02	0.00 (d)	0.00	(d)
Net asset value, end of period	$16.26	$12.58	$12.67	$12.54	$12.08
Total Return
Total return based on net asset value(b)	31.37%	0.66%	2.25%	(9.86)%	7.66%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$26,932	$19,890	$19,703	$18,758	$—	(d)
Ratio of net expenses to average net assets	0.60%	0.58%	0.58%	0.58%*	0.55	%*
Ratio of net investment income to average net assets	1.09%	1.59%	1.51%	0.71%*	2.29	%*
Portfolio turnover rate(e)	12%	23%	16%	23%	5%

*  Annualized.

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(c)  Recommencement of investment operations. Class had no shareholders from April 17, 2013 to July 6, 2014. All shares of this class were redeemed at $12.08 on April 16, 2013. New shares were issued at $14.08 on July 7, 2014.

(d)  Amount is less than $0.005 per share.

(e)  Portfolio turnover rate calculated at Fund level.

(f)  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Class shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2017

Baillie Gifford EAFE Choice Fund
Selected data for a Class K Share outstanding throughout the period:

For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$14.15
From Investment Operations
Net investment income(b)	0.08
Net realized and unrealized gain on investments and foreign currency transactions	2.13
Net increase in net asset value from investment operations	2.21
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.26)
Total Dividends and Distributions	(0.26)
Net asset value, end of period	$16.10
Total Return
Total return based on net asset value(c)	15.63%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$6
Ratio of net expenses to average net assets	0.68%*
Ratio of net investment income to average net assets	0.73%*
Portfolio turnover rate(d)	12%

*  Annualized.

(a)  Commencement of operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2017

Baillie Gifford EAFE Choice Fund
Selected data for an Institutional Class Share outstanding throughout the period:

For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$14.15
From Investment Operations
Net investment income(b)	0.01
Net realized and unrealized gain on investments and foreign currency transactions	2.21
Net increase in net asset value from investment operations	2.22
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.28)
Total Dividends and Distributions	(0.28)
Net asset value, end of period	$16.09
Total Return
Total return based on net asset value(c)	15.68%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$201
Ratio of net expenses to average net assets	0.68%*
Ratio of net investment income to average net assets	0.14%*
Portfolio turnover rate(d)	12%

*  Annualized.

(a)  Commencement of operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford EAFE Pure Fund

	Value	% of Total Net Assets
Apparel Retailers	$23,969,162	7.9%
Asset Managers	14,212,334	4.6
Auto Parts	5,649,398	1.9
Banks	17,929,660	5.9
Biotechnology	6,884,006	2.3
Brewers	5,369,875	1.8
Business Support Services	6,244,849	2.1
Chemicals	6,067,767	2.0
Clothing & Accessories	10,089,818	3.3
Commercial Services & Supplies	4,432,893	1.5
Containers & Packaging	4,400,225	1.4
Distillers & Vintners	5,048,899	1.7
Electronic & Electrical Equipment	18,241,178	5.9
Food & Drug Retailers	1,757,529	0.6
Food Products	8,092,086	2.7
Food Retailers & Wholesalers	10,041,315	3.3
Footwear	6,872,429	2.2
General Industries	5,272,441	1.8
Industrial Engineering	1,501,159	0.5
Industrial Machinery	27,436,311	9.0
Investment Services	2,246,847	0.7
Life Insurance	6,938,907	2.3
Media Agencies	7,493,090	2.5
Medical Equipment	12,744,201	4.2
Nondurable Household Products	8,513,770	2.8
Oil Equipment & Services	2,611,329	0.9
Personal Products	12,120,183	4.0
Pharmaceuticals	7,386,535	2.4
Property & Casualty Insurance	7,943,522	2.6
Recreational Products	6,592,199	2.2
Speciality Finance	8,015,229	2.6
Specialized Consumer Services	11,974,283	4.0
Support Services	2,518,400	0.8
Technology Hardware & Equipment	10,171,716	3.3
Telecommunication Services	4,029,782	1.3
Total Value of Investments	300,813,327	99.0
Other assets less liabilities	3,037,154	1.0
Net Assets	$303,850,481	100.0%

Portfolio of Investments

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford EAFE Pure Fund

	Shares	Value
COMMON STOCKS — 98.5%
AUSTRALIA — 7.3%
Brambles Ltd.	561,463	$4,400,225
Cochlear Ltd.	59,846	7,977,627
Mesoblast Ltd. (a)	181,023	206,215
SEEK Ltd.	299,769	4,432,893
Treasury Wine Estates Ltd.	406,875	5,048,899
		22,065,859
DENMARK — 6.4%
Carlsberg A/S, B Shares	44,772	5,369,875
Novo Nordisk A/S, B Shares	137,461	7,386,535
Novozymes A/S, B Shares	116,975	6,677,791
		19,434,201
FINLAND — 1.6%
Kone Oyj, B Shares	89,189	4,789,680
FRANCE — 2.0%
Legrand SA	80,839	6,214,797
GERMANY — 6.5%
adidas AG	34,364	6,872,429
Infineon Technologies AG	200,993	5,473,870
Zalando SE 144A (a)(b)	142,617	7,519,863
		19,866,162
HONG KONG — 2.3%
AIA Group Ltd.	815,800	6,938,907
JAPAN — 24.6%
Advantest Corp.	184,500	3,403,902
DENSO Corp.	94,300	5,649,398
Japan Exchange Group, Inc.	129,500	2,246,847
Kakaku.com, Inc.	229,600	3,875,803
Kao Corp.	126,000	8,513,770
MS&AD Insurance Group Holdings, Inc.	235,500	7,943,522
Olympus Corp.	124,600	4,766,574
Pigeon Corp.	108,600	4,126,272

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford EAFE Pure Fund

	Shares	Value
Rakuten, Inc.	368,800	$3,371,081
Shimano, Inc.	46,900	6,592,199
Shiseido Co., Ltd.	165,900	7,993,911
SMC Corp.	18,000	7,386,919
SoftBank Group Corp.	50,900	4,029,782
Sugi Holdings Co., Ltd.	34,500	1,757,529
Suruga Bank Ltd.	141,200	3,019,192
		74,676,701
NETHERLANDS — 1.2%
ASML Holding NV	21,750	3,781,410
PORTUGAL — 2.3%
Jeronimo Martins SGPS SA	365,841	7,108,844
SINGAPORE — 4.2%
Jardine Matheson Holdings Ltd.	86,900	5,272,441
United Overseas Bank Ltd.	372,089	7,334,997
		12,607,438
SPAIN — 3.8%
Distribuidora Internacional de Alimentacion SA	568,569	2,932,471
Inditex SA	243,126	8,453,900
		11,386,371
SWEDEN — 7.5%
Atlas Copco AB, A Shares	138,119	5,960,674
Atlas Copco AB, B Shares	35,100	1,345,281
Investor AB, B Shares	175,743	8,015,229
Svenska Handelsbanken AB, A Shares	554,328	7,575,471
		22,896,655
SWITZERLAND — 9.8%
Compagnie Financiere Richemont SA	67,634	6,125,468
Mettler-Toledo International, Inc. (a)	13,918	8,622,479
Nestle SA	94,120	8,092,086
Schindler Holding AG	26,246	6,036,332
u-blox Holding AG (a)	4,656	916,436
		29,792,801

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford EAFE Pure Fund

	Shares	Value
UNITED KINGDOM — 19.0%
ASOS PLC (a)	88,625	$7,995,399
Auto Trader Group PLC 144A (b)	992,459	4,727,399
Burberry Group PLC	164,429	3,964,350
Capita PLC	466,103	2,518,400
Hargreaves Lansdown PLC	404,098	9,813,817
Intertek Group PLC	89,297	6,244,849
John Wood Group PLC	298,451	2,611,329
Johnson Matthey PLC	146,429	6,067,767
Jupiter Fund Management PLC	519,829	4,398,517
Rightmove PLC	123,474	7,493,090
Weir Group PLC (The)	66,894	1,917,425
		57,752,342
Total Common Stocks
(cost $249,146,900)		299,312,168
PREFERRED STOCKS — 0.5%
GERMANY — 0.5%
Sartorius AG (cost $1,541,845)	15,803	1,501,159
TOTAL INVESTMENTS — 99.0%
(cost $250,688,745)		$300,813,327
Other assets less liabilities — 1.0%		3,037,154
NET ASSETS — 100.0%		$303,850,481

(a)  Non-income producing security.

(b)  144A — Securities are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Prices are obtained daily from the London International Stock Exchange; therefore, fair valuation is typically not required. At December 31, 2017, the net value of these securities was $12,247,262 representing 4.0% of net assets.

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford EAFE Pure Fund

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$206,215	$21,859,644	$—	$22,065,859
Denmark	—	19,434,201	—	19,434,201
Finland	—	4,789,680	—	4,789,680
France	—	6,214,797	—	6,214,797
Germany	—	19,866,162	—	19,866,162
Hong Kong	—	6,938,907	—	6,938,907
Japan	—	74,676,701	—	74,676,701
Netherlands	—	3,781,410	—	3,781,410
Portugal	7,108,844	—	—	7,108,844
Singapore	—	12,607,438	—	12,607,438
Spain	—	11,386,371	—	11,386,371
Sweden	—	22,896,655	—	22,896,655
Switzerland	9,538,915	20,253,886	—	29,792,801
United Kingdom	6,644,824	51,107,518	—	57,752,342
Total Common Stocks	23,498,798	275,813,370	—	299,312,168
Preferred Stocks
Germany	—	1,501,159	—	1,501,159
Total	$23,498,798	$277,314,529	$—	$300,813,327

For the EAFE Pure Fund, fair value of Level 2 and Level 1 investments at December 31, 2016 was $165,001,501 and $5,124,866, respectively. $7,845,222 was transferred out of Level 2 into Level 1 during the year ended December 31, 2017. Transfers into Level 1 and out of Level 2 resulted when pricing was based on quoted market prices.

It is the Fund's policy to recognize transfers in and transfers out at the fair value as of the beginning of the period.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford EAFE Pure Fund

ASSETS
Investments, at value (cost $250,688,745)	$300,813,327
Cash	2,982,693
Tax reclaims receivable	422,837
Dividends receivable	190,137
Prepaid assets	30,646
Total Assets	304,439,640
LIABILITIES
Advisory fee payable	274,579
Servicing fee payable	119,071
Trustee fee payable	3,551
Accrued expenses	191,958
Total Liabilities	589,159
NET ASSETS	$303,850,481
COMPOSITION OF NET ASSETS
Paid-in capital	$253,944,507
Distributions in excess of net investment income	(1,994,694)
Accumulated net realized gain on investments and foreign currency transactions	1,761,444
Net unrealized appreciation in value of investments and foreign currencies	50,139,224
$303,850,481
NET ASSET VALUE, PER SHARE
Class 2 ($221,316,011 / 18,357,044 shares outstanding), unlimited authorized, no par value	$12.06
Class 3 ($82,523,036 / 6,778,981 shares outstanding), unlimited authorized, no par value	$12.17
Class K ($5,717 / 474 shares outstanding), unlimited authorized, no par value	$12.06
Institutional Class ($5,717 / 474 shares outstanding), unlimited authorized, no par value	$12.06

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2017

For the Year Ended December 31, 2017
Baillie Gifford EAFE Pure Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $477,877)	$5,203,228
Interest	176
Total Investment Income	5,203,404
EXPENSES
Advisory fee (Note B)	967,251
Shareholder Servicing fees — Class 1 Shares (Note B)	3
Shareholder Servicing fees — Class 2 Shares (Note B)	366,038
Shareholder Servicing fees — Class 3 Shares (Note B)	61,032
Administration & Supervisory Fee — Class K Shares (Note B)	6
Administration & Supervisory Fee — Institutional Class Shares (Note B)	6
Fund accounting	170,447
Custody	41,224
Transfer agency	55,564
Legal	45,193
Professional fees	28,149
Trustees' fees	12,456
Insurance	2,140
Miscellaneous	20,624
Total Expenses	1,770,133
Net Investment Income	3,433,271
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	5,875,452
Foreign currency transactions	(123,473)
5,751,979
Net change in unrealized appreciation on:
Investments	56,315,923
Translation of assets and liabilities denominated in foreign currencies	31,467
56,347,390
Net realized and unrealized gain on investments and foreign currency transactions	62,099,369
NET INCREASE IN NET ASSETS FROM OPERATIONS	$65,532,640

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2017

Baillie Gifford EAFE Pure Fund

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$3,433,271	$3,001,397
Net realized gain (loss) from investments and foreign currency transactions	5,751,979	(2,342,946)
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	56,347,390	(1,001,654)
Net increase (decrease) in net assets from operations	65,532,640	(343,203)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class 1	—	(44)
Class 2	(3,944,235)	(2,430,620)
Class 3	(1,529,526)	—
Class K	(105)	—
Institutional Class	(105)	—
Total Dividends and Distributions	(5,473,971)	(2,430,664)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 1	1,497	2,994
Class 2*	19,968,711	—
Class 3	74,325,352	—
Class K	5,000	—
Institutional Class	5,000	—
Purchase fees:
Class 1	5	—
Class 2	198,413	6
Class 3	1	—
Redemption fees:
Class 2	3,003	—
Dividends reinvested:
Class 1	—	44
Class 2	3,944,235	2,430,621
Class 3	1,529,525	—
Class K	105	—
Institutional Class	105	—
Cost of shares redeemed:
Class 1*	(4,715)	—
Class 2	(23,503,003)	—
Class 3	(5,000,000)	—
Increase in Net Assets from Transactions in Shares of Beneficial Interest	71,473,234	2,433,665
Total Increase (Decrease) in Net Assets	131,531,903	(340,202)
NET ASSETS
Beginning of year	172,318,578	172,658,780
End of year (including distributions in excess of net investment income of $1,994,694 and $28,102, respectively)	$303,850,481	$172,318,578

*  Class 1 shareholders were converted to Class 2 during the period. Please refer to Notes A and D.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2017

Baillie Gifford EAFE Pure Fund
Selected data for a Class 2 Share outstanding throughout each period:

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016		For the Year Ended December 31, 2015	For the Period April 15, 2014(a) through December 31, 2014
Net asset value, beginning of period	$9.55	$9.70		$9.36	$10.00
From Investment Operations
Net investment income(b)	0.14	0.17		0.13	0.08
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.58	(0.18)		0.27 (f)	(0.69)
Net increase (decrease) in net asset value from investment operations	2.72	(0.01)		0.40	(0.61)
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.22)	(0.14)		(0.09)	(0.06)
Distributions from net realized gain on investments	—	—		—	(0.00	)(c)
Total Dividends and Distributions	(0.22)	(0.14)		(0.09)	(0.06)
Proceeds from Purchase Fees and Redemption Fees(b)	0.01	(0.00	)(c)	0.03	0.03
Net asset value, end of period	$12.06	$9.55		$9.70	$9.36
Total Return
Total return based on net asset value(d)	28.59%	(0.20)%		4.61%	(5.79)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$221,316	$172,316		$172,659	$43,223
Ratio of expenses to average net assets, before waiver	0.66%	0.66%		0.66%	0.70	%*
Ratio of net expenses to average net assets, after waiver	0.66%	0.66%		0.66%	0.67	%*
Ratio of net investment income to average net assets	1.22%	1.73%		1.36%	1.17	%*
Portfolio turnover rate(e)	21%	13%		18%	5%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

(f)  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Class shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2017

Baillie Gifford EAFE Pure Fund
Selected data for a Class 3 Share outstanding throughout the period:

For the Period March 24, 2017(a) through December 31, 2017
Net asset value, beginning of period	$10.49
From Investment Operations
Net investment income(b)	0.12
Net realized and unrealized gain on investments and foreign currency transactions	1.79
Net increase in net asset value from investment operations	1.91
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.23)
Total Dividends and Distributions	(0.23)
Proceeds from Purchase Fees and Redemption Fees(b)	0.00 (c)
Net asset value, end of period	$12.17
Total Return
Total return based on net asset value(d)	18.25%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$82,523
Ratio of net expenses to average net assets	0.58%*
Ratio of net investment income to average net assets	1.32%*
Portfolio turnover rate(e)	21%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2017

Baillie Gifford EAFE Pure Fund
Selected data for a Class K Share outstanding throughout the period:

For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$10.74
From Investment Operations
Net investment income(b)	0.07
Net realized and unrealized gain on investments and foreign currency transactions	1.47
Net increase in net asset value from investment operations	1.54
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.22)
Total Dividends and Distributions	(0.22)
Net asset value, end of period	$12.06
Total Return
Total return based on net asset value(c)	14.39%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$6
Ratio of net expenses to average net assets	0.66%*
Ratio of net investment income to average net assets	0.87%*
Portfolio turnover rate(d)	21%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2017

Baillie Gifford EAFE Pure Fund
Selected data for an Institutional Class Share outstanding throughout the period:

For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$10.74
From Investment Operations
Net investment income(b)	0.07
Net realized and unrealized gain on investments and foreign currency transactions	1.47
Net increase in net asset value from investment operations	1.54
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.22)
Total Dividends and Distributions	(0.22)
Net asset value, end of period	$12.06
Total Return
Total return based on net asset value(c)	14.39%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$6
Ratio of net expenses to average net assets	0.66%*
Ratio of net investment income to average net assets	0.87%*
Portfolio turnover rate(d)	21%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford Emerging Markets Fund

	Value	% of Total Net Assets
Auto Manufacturers	$17,218,227	1.0%
Automobiles & Parts	70,748,527	4.1
Banks	327,629,789	19.2
Broadline Retailers	36,664,733	2.1
Building Materials & Fixtures	17,940,048	1.1
Commodity Chemicals	18,968,474	1.1
Computer Services	19,819,096	1.2
Construction & Building Materials	32,863,311	1.9
Electronic & Electrical Equipment	164,529,622	9.7
Food & Staples	6,393,665	0.4
Food Producers & Processors	9,204,876	0.5
General Financial	9,300,767	0.5
General Industrials	10,704,597	0.6
General Retailers	7,171,340	0.4
Household Goods	16,039,292	0.9
Industrial Engineering	10,893,340	0.6
Insurance	27,139,876	1.6
Internet, Software & Services	210,259,282	12.5
Leisure Goods	26,259,392	1.5
Life Insurance	80,217,582	4.7
Media & Photography	54,450,123	3.2
Metals & Mining	24,490,780	1.4
Mortgage Finance	45,912,635	2.7
Nonlife Insurance	24,329,315	1.4
Oil, Gas & Consumable fuels	138,065,410	8.1
Personal Goods	8,751,429	0.5
Real Estate Holding & Development	38,108,025	2.3
Semiconductors	86,381,255	5.1
Specialized Consumer Services	88,761,964	5.2
Technology Hardware & Equipment	37,781,910	2.2
Textiles and Apparel	4,775,705	0.3
Toys	11,440,332	0.7
Transportation Services	13,666,935	0.8
Total Value of Investments	1,696,881,654	99.5
Other assets less liabilities	8,908,581	0.5
Net Assets	$1,705,790,235	100.0%

Portfolio of Investments

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford Emerging Markets Fund

	Shares	Value
COMMON STOCKS — 95.3%
ARGENTINA — 1.4%
MercadoLibre, Inc.	74,073	$23,307,810
BRAZIL — 4.4%
B3 SA — Brasil Bolsa Balcao	1,355,200	9,300,767
Banco Bradesco SA ADR	3,087,835	31,619,431
Kroton Educacional SA	1,292,400	7,171,340
Petroleo Brasileiro SA ADR (a)	2,626,015	27,021,694
		75,113,232
CHINA — 30.1%
Alibaba Group Holding Ltd. ADR (a)	514,771	88,761,964
Baidu, Inc. ADR (a)	42,086	9,856,962
China Merchants Bank Co., Ltd., Class H	9,249,000	36,617,370
China Vanke Co., Ltd., Class H	6,279,000	24,987,200
CNOOC Ltd.	30,694,000	44,064,831
Geely Automobile Holdings Ltd.	4,505,000	15,517,029
JD.com, Inc. ADR (a)	558,719	23,142,141
Minth Group Ltd.	2,336,000	14,047,517
Ping An Insurance Group Co. of China Ltd., Class H	7,734,000	80,217,582
Shenzhou International Group Holdings Ltd.	919,000	8,751,429
SINA Corp. (a)	95,160	9,545,500
Sohu.com, Inc. (a)	144,558	6,266,589
Tencent Holdings Ltd.	2,373,800	122,863,033
ZTE Corp., Class H (a)	7,761,800	29,011,657
		513,650,804
HONG KONG — 5.6%
AAC Technologies Holdings, Inc.	1,070,000	18,937,353
Brilliance China Automotive Holdings Ltd.	7,084,000	18,825,045
China Taiping Insurance Holdings Co., Ltd.	4,157,610	15,517,689
Haier Electronics Group Co., Ltd. (a)	5,884,300	16,039,292
Kingsoft Corp. Ltd.	3,453,000	11,440,332
Sunny Optical Technology Group Co., Ltd.	1,173,000	14,893,883
		95,653,594

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford Emerging Markets Fund

	Shares	Value
INDIA — 13.2%
Ambuja Cements Ltd.	1,981,244	$8,444,596
Asian Paints Ltd.	638,409	11,571,674
Housing Development Finance Corp., Ltd.	1,714,524	45,912,635
ICICI Bank Ltd.	4,713,129	23,099,365
Mahindra & Mahindra Ltd.	1,465,590	17,218,227
Maruti Suzuki India Ltd.	146,838	22,358,936
Reliance Industries Ltd.	4,646,677	66,978,885
Tata Consultancy Services Ltd.	468,737	19,819,096
UltraTech Cement Ltd.	140,450	9,495,452
		224,898,866
INDONESIA — 2.1%
Bank Mandiri Persero Tbk PT	20,583,700	12,120,844
Bank Rakyat Indonesia Persero Tbk PT	89,047,000	23,890,258
		36,011,102
MEXICO — 3.8%
Alfa SAB de CV, Class A	9,721,900	10,704,597
Cemex SAB de CV ADR (a)	2,838,885	21,291,637
Grupo Financiero Banorte SAB de CV, Class O	3,592,000	19,716,952
Wal-Mart de Mexico SAB de CV	5,514,060	13,522,592
		65,235,778
PHILIPPINES — 0.8%
Ayala Land, Inc.	6,596,100	5,884,347
SM Prime Holdings, Inc.	9,633,200	7,236,478
		13,120,825
RUSSIA — 6.7%
Magnit PJSC GDR Reg S	234,920	6,393,665
MMC Norilsk Nickel PJSC ADR	1,312,489	24,490,780
Sberbank of Russia PJSC ADR	4,940,210	83,269,907
		114,154,352
SOUTH AFRICA — 3.2%
Naspers Ltd., N Shares	196,533	54,450,123
The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford Emerging Markets Fund

	Shares	Value
SOUTH KOREA — 10.9%
DB Insurance Co., Ltd. (a)	161,333	$10,729,914
Doosan Bobcat, Inc. (a)	326,306	10,893,340
Hyundai Marine & Fire Insurance Co., Ltd. (a)	264,999	11,622,187
LG Chem Ltd.	50,140	18,968,474
NAVER Corp. (a)	24,460	19,870,807
NCSoft Corp. (a)	38,378	16,042,366
Netmarble Games Corp. 144A (a)(b)	70,016	12,299,327
Orion Corp. (a)	94,461	9,204,876
Samsung Electronics Co., Ltd.	26,397	62,716,930
Samsung Fire & Marine Insurance Co., Ltd. (a)	54,541	13,599,401
		185,947,622
TAIWAN — 8.3%
Advanced Semiconductor Engineering, Inc.	5,371,332	6,875,471
Eclat Textile Co., Ltd.	479,360	4,775,705
Hon Hai Precision Industry Co., Ltd.	8,734,848	27,773,231
Largan Precision Co., Ltd.	104,000	13,960,065
Pegatron Corp.	3,640,000	8,770,253
Taiwan Semiconductor Manufacturing Co., Ltd.	10,383,310	79,505,784
		141,660,509
THAILAND — 3.7%
Airports of Thailand PCL NVDR	6,563,500	13,666,935
Kasikornbank PCL NVDR	2,896,900	20,574,720
Siam Commercial Bank PCL NVDR	6,112,200	28,054,815
		62,296,470
TURKEY — 1.0%
Turkiye Garanti Bankasi AS	6,317,484	17,852,213
UNITED STATES — 0.1%
Weibo Corp. ADR (a)	24,224	2,506,215
Total Common Stocks
(cost $1,032,936,887)		1,625,859,515

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford Emerging Markets Fund

	Shares	Value
PREFERRED STOCKS — 4.2%
BRAZIL — 1.8%
Banco Bradesco SA	3,021,929	$30,813,914
SOUTH KOREA — 2.4%
Samsung Electronics Co., Ltd.	20,647	40,208,225
Total Preferred Stocks
(cost $37,975,665)		71,022,139
TOTAL INVESTMENTS — 99.5%
(cost $1,070,912,552)		$1,696,881,654
Other assets less liabilities — 0.5%		8,908,581
NET ASSETS — 100.0%		$1,705,790,235

(a)  Non-income producing security.

(b)  144A — Securities are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Prices are obtained daily from the London International Stock Exchange; therefore, fair valuation is typically not required. At December 31, 2017, the net value of these securities was $12,299,327 representing 0.7% of net assets.

ADR  —  American Depositary Receipt.

GDR  —  Global Depositary Receipt.

NVDR  —  Non-Voting Depositary Receipt.

Reg S — Regulation S ("Reg S") under the Securities Act of 1933, as amended ("1933 Act") is a safe harbor that defines when an offering of securities will be deemed to come to rest abroad and therefore is not subject to the registration obligations imposed under Section 5 of the 1933 Act. The regulation includes two safe harbor provisions: an issuer safe harbor and a resale safe harbor. In each case, the regulation demands that offers and sales of the securities be made outside the United States and that no offering participant (which includes the issuer, the banks assisting with the offer and their respective affiliates) engage in "directed" selling efforts. In the case of issuers for whose securities there is substantial U.S. market interest, the regulation also requires that no offers and sales be made to U.S. persons (including U.S. persons physically located outside the United States).

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford Emerging Markets Fund

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$23,307,810	$—	$—	$23,307,810
Brazil	58,641,125	16,472,107	—	75,113,232
China	146,324,585	367,326,219	—	513,650,804
Hong Kong	—	95,653,594	—	95,653,594
India	8,444,596	216,454,270	—	224,898,866
Indonesia	23,890,258	12,120,844	—	36,011,102
Mexico	54,531,181	10,704,597	—	65,235,778
Philippines	7,236,478	5,884,347	—	13,120,825
Russia	—	114,154,352	—	114,154,352
South Africa	—	54,450,123	—	54,450,123
South Korea	45,740,754	140,206,868	—	185,947,622
Taiwan	—	141,660,509	—	141,660,509
Thailand	—	62,296,470	—	62,296,470
Turkey	—	17,852,213	—	17,852,213
United States	2,506,215	—	—	2,506,215
Total Common Stocks	370,623,002	1,255,236,513	—	1,625,859,515
Preferred Stocks
Brazil	—	30,813,914	—	30,813,914
South Korea	—	40,208,225	—	40,208,225
Total Preferred Stocks	—	71,022,139	—	71,022,139
Total	$370,623,002	$1,326,258,652	$—	$1,696,881,654

For the Emerging Markets Fund, fair value of Level 2 and Level 1 investments at December 31, 2016 was $1,052,849,853 and $275,066,835, respectively. $61,015,389 was transferred out of Level 2 into Level 1 and $18,263,769 was transferred out of Level 1 into Level 2 during the year ended December 31, 2017. Transfers into Level 2 and out of Level 1 resulted from foreign securities which were priced using inputs from a third-party vendor modeling tool to reflect any significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. Transfers into Level 1 and out of Level 2 resulted when pricing was based on quoted market prices.

It is the Fund's policy to recognize transfers in and transfers out at the fair value as of the beginning of the period.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford Emerging Markets Fund

ASSETS
Investments, at value (cost $ 1,070,912,552)	$1,696,881,654
Cash	33,625,321
Foreign cash, at value (cost $12)	12
Capital shares sold receivable	322,000
Dividends receivable	3,132,255
Tax reclaims receivable	34,837
Prepaid assets	32,111
Total Assets	1,734,028,190
LIABILITIES
Advisory fee payable	2,723,938
Capital shares purchased payable	16,000,000
Servicing fee payable	254,676
Trustee fee payable	23,232
Payable for deferred Indian capital gains tax	8,334,973
Accrued expenses	901,136
Total Liabilities	28,237,955
NET ASSETS	$1,705,790,235
COMPOSITION OF NET ASSETS
Paid-in capital	$1,014,092,971
Distributions in excess of net investment income	(5,795,490)
Accumulated net realized gain on investments and foreign currency transactions	80,139,817
Net unrealized appreciation in value of investments and foreign currencies (net of deferred Indian capital gain tax)	617,352,937
	$1,705,790,235
NET ASSET VALUE, PER SHARE
Class 2 ($203,830,413 / 8,931,922 shares outstanding), unlimited authorized, no par value	$22.82
Class 3 ($196,468,249 / 8,541,401 shares outstanding), unlimited authorized, no par value	$23.00
Class 5 ($1,232,136,514 / 52,324,644 shares outstanding), unlimited authorized, no par value	$23.55
Class K ($73,348,678 / 3,218,338 shares outstanding), unlimited authorized, no par value	$22.79
Institutional Class ($6,381 / 280 shares outstanding), unlimited authorized, no par value	$22.80	*

*  Net assets divided by shares does not recalculate using values rounded to the dollar.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2017

For the Year Ended December 31, 2017
Baillie Gifford Emerging Markets Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $3,608,806)	$28,052,375
Interest	1,810
Total Investment Income	28,054,185
EXPENSES
Advisory fee (Note B)	9,630,373
Shareholder Servicing fees — Class 1 Shares (Note B)	5,638
Shareholder Servicing fees — Class 2 Shares (Note B)	338,977
Shareholder Servicing fees — Class 3 Shares (Note B)	166,969
Shareholder Servicing fees — Class 5 Shares (Note B)	269,181
Administration & Supervisory Fee — Class K Shares (Note B)	62,469
Administration & Supervisory Fee — Institutional Class Shares (Note B)	7
Fund accounting	830,519
Custody	810,337
Legal	286,003
Transfer agency	75,230
Professional fees	82,949
Trustees' fees	79,837
Insurance	12,100
Miscellaneous	55,413
Total Expenses	12,706,002
Net Investment Income	15,348,183
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain from:
Investments (net of Indian capital gains refund $24,542)	156,016,079
Foreign currency transactions	376,810
156,392,889
Net change in unrealized appreciation on:
Investments (net of deferred Indian capital gains tax $8,631,321)	537,907,737
Translation of assets and liabilities denominated in foreign currencies	33,353
537,941,090
Net realized and unrealized gain on investments and foreign currency transactions	694,333,979
NET INCREASE IN NET ASSETS FROM OPERATIONS	$709,682,162

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2017

Baillie Gifford Emerging Markets Fund

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$15,348,183	$10,187,956
Net realized gain (loss) from investments and foreign currency transactions	156,392,889	(36,740,744)
Net change in unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	537,941,090	62,816,124
Net increase in net assets from operations	709,682,162	36,263,336
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class 1	—	(63,550)
Class 2	(2,175,573)	(1,102,014)
Class 3	(2,236,030)	(1,191,919)
Class 5	(14,640,063)	(10,344,713)
Class K	(811,639)	—
Institutional Class	(72)	—
Capital gains:
Class 2	(1,598,271)	—
Class 3	(1,527,382)	—
Class 5	(9,476,620)	—
Class K	(555,567)	—
Institutional Class	(50)	—
Total Dividends and Distributions	(33,021,267)	(12,702,196)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 1	5,696	7,035,259
Class 2*	49,650,731	69,655,261
Class 3	—	122,132,513
Class 5	—	119,060,276
Class K	98,891,235	—
Institutional Class	5,000	—
Purchase fees:
Class 1	281	809
Class 2	4,567	35,040
Class 3	4,814	13,857
Class 4	—	46,053
Class 5	40,345	439,341
Redemption fees:
Class 1	—	14
Class 2	4,199	1,637
Class 3	3,560	241
Class 4	—	2,003
Class 5	29,835	21,089
Dividends reinvested:
Class 1	—	63,550
Class 2	3,767,062	1,102,014
Class 3	3,756,892	1,191,919
Class 5	24,075,158	10,344,713
Class K	1,339,105	—
Institutional Class	121	—

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2017

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Cost of shares redeemed:
Class 1*	$(8,699,086)	$—
Class 2	(45,405,788)	(13,454,743)
Class 4	—	(110,086,301)
Class 5	(396,049,578)	(1,002,506)
Class K	(35,000,000)	—
Increase (decrease) in Net Assets from Transactions in Shares of Beneficial Interest	(303,575,851)	206,602,039
Total Increase in Net Assets	373,085,044	230,163,179
NET ASSETS
Beginning of year	1,332,705,191	1,102,542,012
End of year (including distributions in excess of net investment income of $5,795,490 and $3,550,429 respectively)	$1,705,790,235	$1,332,705,191

*  Class 1 shareholders were converted to Class 2 during the period. Please refer to Notes A and D.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2017

Baillie Gifford Emerging Markets Fund
Selected data for a Class 2 Share outstanding throughout each period:

	For the Year Ended December 31, 2017		For the Year Ended December 31, 2016	For the Period March 3, 2015(a) through December 31, 2015		For the Period April 8, 2014(a) through June 9, 2014		For the Period January 1, 2014(a) through January 12, 2014		For the Period April 9, 2013(b) through December 31, 2013
Net asset value, beginning of period	$15.20		$14.88	$17.24		$16.64		$16.52		$15.60
From Investment Operations
Net investment income (loss)(c)	0.16		0.07	0.13		0.01		(0.00	)(d)	0.10
Net realized and unrealized gain (loss) on investments and foreign currency transactions	7.89		0.38	(2.38)		1.18		(0.41)		1.10
Net increase (decrease) in net asset value from investment operations	8.05		0.45	(2.25)		1.19		(0.41)		1.20
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.25)		(0.14)	(0.17)		—		—		(0.29)
Distributions from net realized gain on investments	(0.18)		—	(0.00	)(d)	—		—		—
Total Dividends and Distributions	(0.43)		(0.14)	(0.17)		—		—		(0.29)
Proceeds from Purchase Fees and Redemption Fees(c)	(0.00	)(d)	0.01	0.06		0.02		—		0.01
Net asset value, end of period	$22.82		$15.20	$14.88		$17.85		$16.11		$16.52
Total Return
Total return based on net asset value(e)	53.02%		3.10%	(12.68)%		7.27%		(2.48)%		7.90%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$203,830		$121,739	$69,091		$9,994		$49,767		$51,029
Ratio of net expenses to average net assets	0.85%		0.87%	0.87	%*	0.90	%*	0.92	%*	0.89%*
Ratio of net investment income (loss) to average net assets	0.82%		0.52%	0.95	%*	0.46	%*	(0.90	)%*	0.90%*
Portfolio turnover rate(f)	33%		24%	46%		26%		26%		33%

*  Annualized.

(a)  Recommencement of investment operations. Class had no shareholders from January 13, 2014 to April 7, 2014 and from June 10, 2014 to March 2, 2015. All shares of this class were redeemed at $16.11 on January 12, 2014. New shares were issued at $16.64 on April 8, 2014. All shares of this class were redeemed at $17.85 on June 9, 2014. New shares were issued at $17.24 on March 3, 2015.

(b)  Commencement of investment operations.

(c)  Calculated based upon average shares outstanding during the period.

(d)  Amount is less than 0.005 per share.

(e)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(f)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2017

Baillie Gifford Emerging Markets Fund
Selected data for a Class 3 Share outstanding throughout each period:

	For the Year Ended December 31, 2017	For the Period April 01, 2016(b) through December 31, 2016	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Net asset value, beginning of period	$15.32	$14.72	$16.74	$16.40	$14.60
From Investment Operations
Net investment income(a)	0.17	0.12	0.17	0.14	0.19
Net realized and unrealized gain (loss) on investments and foreign currency transactions	7.96	0.62	(0.15)	0.48	1.82
Net increase in net asset value from investment operations	8.13	0.74	0.02	0.62	2.01
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.27)	(0.14)	(0.02)	(0.29)	(0.23)
Distributions from net realized gain on investments	(0.18)	—	—	—	—
Total Dividends and Distributions	(0.45)	(0.14)	(0.02)	(0.29)	(0.23)
Proceeds from Purchase Fees and Redemption Fees(a)	0.00 (c)	0.00 (c)	0.02	0.01	0.02
Net asset value, end of period	$23.00	$15.32	$16.76	$16.74	$16.40
Total Return
Total return based on net asset value(d)	53.13%	5.05%	0.26%	3.98%	13.94%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$196,468	$128,303	$485,066	$317,406	$490,246
Ratio of net expenses to average net assets	0.78%	0.80%*	0.75%	0.74%	0.75%
Ratio of net investment income to average net assets	0.84%	1.09%*	1.00%	0.88%	1.18%
Portfolio turnover rate(e)	33%	24%	26%	33%	51%

*  Annualized.

(a)  Calculated based upon average shares outstanding during the period.

(b)  Recommencement of investment operations. Class had no shareholders from December 31, 2014 to March 31, 2016. All shares of this class were redeemed on December 31, 2014 at $16.76. New shares were issued at $14.72 on April 01, 2016.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2017

Baillie Gifford Emerging Markets Fund
Selected data for a Class 5 Share outstanding throughout each period:

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Net asset value, beginning of year	$15.67	$15.33	$16.93
From Investment Operations
Net investment income(a)	0.19	0.13	0.14
Net realized and unrealized gain (loss) on investments and foreign currency transactions	8.15	0.35	(1.60)
Net increase (decrease) in net asset value from investment operations	8.34	0.48	(1.46)
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.28)	(0.15)	(0.19)
Distributions from net realized gain on investments	(0.18)	—	(0.00	)(b)
Total Dividends and Distributions	(0.46)	(0.15)	(0.19)
Proceeds from Purchase Fees and Redemption Fees(a)	0.00 (b)	0.01	0.05
Net asset value, end of year	$23.55	$15.67	$15.33
Total Return
Total return based on net asset value(c)	53.25%	3.24%	(8.24)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$1,232,137	$1,075,176	$935,177
Ratio of net expenses to average net assets	0.70%	0.71%	0.71%
Ratio of net investment income to average net assets	0.91%	0.83%	0.89%
Portfolio turnover rate(d)	33%	24%	46%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2017

Baillie Gifford Emerging Markets Fund
Selected data for a Class K Share outstanding throughout the period:

For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$18.22
From Investment Operations
Net investment income(b)	0.02
Net realized and unrealized gain on investments and foreign currency transactions	5.00
Net increase in net asset value from investment operations	5.02
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.27)
Distributions from net realized gain on investments	(0.18)
Total Dividends and Distributions	(0.45)
Net asset value, end of period	$22.79
Total Return
Total return based on net asset value(c)	27.57%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$73,349
Ratio of net expenses to average net assets	0.85%*
Ratio of net investment income to average net assets	0.18%*
Portfolio turnover rate(d)	33%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2017

Baillie Gifford Emerging Markets Fund
Selected data for an Institutional Class Share outstanding throughout the period:

For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$18.22
From Investment Operations
Net investment income(b)	0.16
Net realized and unrealized gain on investments and foreign currency transactions	4.86
Net increase in net asset value from investment operations	5.02
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.26)
Distributions from net realized gain on investments	(0.18)
Total Dividends and Distributions	(0.44)
Net asset value, end of period	$22.80
Total Return
Total return based on net asset value(c)	27.61%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$6
Ratio of net expenses to average net assets	0.85%*
Ratio of net investment income to average net assets	1.13%*
Portfolio turnover rate(d)	33%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford Global Alpha Equity Fund

	Value	% of Total Net Assets
Aerospace & Defense	$38,281	0.0%
Airlines	14,426,772	1.2
Asset Managers	3,844,131	0.3
Automobiles & Parts	23,843,773	2.1
Banks	68,848,299	6.1
Beverages, Food & Tobacco	15,205,853	1.3
Business Support Services	11,092,539	1.0
Clothing & Accessories	11,133,146	1.0
Commercial Services	35,127,040	3.1
Construction & Building Materials	29,456,492	2.6
Diversified Financial Services	17,241,534	1.5
Electronic & Electrical Equipment	12,681,107	1.1
Engineering & Machinery	4,808,133	0.4
Equipment & Supplies	11,668,126	1.0
Financial Services	2,893,485	0.3
Fixed Line Telecommunications	9,067,342	0.8
Food Retailers & Wholesalers	4,286,514	0.4
Gambling	5,283,130	0.5
General Financial	55,605,905	4.9
General Industries	6,146,125	0.5
General Retailers	71,531,303	6.2
Health Care Equipment, Supplies & Services	28,405,584	2.5
Healthcare Providers	27,517,148	2.4
Hotels Restaurants and Leisure	8,970,822	0.8
Industrial Engineering	8,164,986	0.7
Industrial Machinery	45,813,412	4.0
Industrial Transportation	8,822,999	0.8
Information and Communications	4,279,843	0.4
Insurance	49,213,535	4.3
Internet Software & Services	108,472,756	9.5
Investment Services	3,931,549	0.3
Leisure Goods	22,296,201	2.0
Life Insurance	24,651,068	2.1
Marine Expoloration	5,383,813	0.5
Media & Photography	57,373,115	5.1
Medical Equipment	10,688,449	0.9
Mobile Telecommunications	2,717,819	0.2
Mortgage Finance	15,163,115	1.3
Nonlife Insurance	25,798,102	2.2
Oil & Gas	25,791,661	2.2

Industry Diversification Table

Annual Report December 31, 2017

	Value	% of Total Net Assets
Oil Equipment & Services	$2,833,243	0.2%
Pharmaceuticals, Biotechnology & Life Sciences	37,518,047	3.3
Property & Casualty Insurance	17,087,848	1.5
Publishing	3,698,629	0.3
Real Estate	5,396,904	0.5
Real Estate Holding & Development	4,522,937	0.4
Semiconductors	48,402,443	4.2
Speciality Chemicals	5,669,911	0.5
Specialized Consumer Services	26,208,670	2.3
Support Services	16,588,945	1.5
Technology Hardware & Equipment	22,813,157	2.0
Telecommunications Equipment	3,281,805	0.3
Travel & Leisure	28,629,228	2.5
Trucking	10,254,259	0.9
Waste & Disposal	4,562,333	0.4
Total Value of Investments	1,135,153,366	99.3
Other assets less liabilities	8,159,466	0.7
Net Assets	$1,143,312,832	100.0%

Portfolio of Investments

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford Global Alpha Equity Fund

	Shares	Value
COMMON STOCKS — 98.3%
BRAZIL — 0.6%
B3 SA — Brasil Bolsa Balcao	1,013,000	$6,952,241
CANADA — 1.6%
Fairfax Financial Holdings Ltd.	24,236	12,905,429
Ritchie Bros. Auctioneers, Inc.	177,820	5,322,153
		18,227,582
CHINA — 5.7%
58.com, Inc. ADR (a)	119,434	8,547,891
Alibaba Group Holding Ltd. ADR (a)	151,996	26,208,670
Baidu, Inc. ADR (a)	59,131	13,849,072
China Biologic Products Holdings, Inc. (a)	34,194	2,693,461
Ctrip.com International Ltd. ADR (a)	203,420	8,970,822
NetEase, Inc.	6,739	2,325,427
Tsingtao Brewery Co., Ltd., Class H	580,000	2,991,738
		65,587,081
DENMARK — 1.8%
A P Moller — Maersk A/S, B Shares	5,062	8,822,999
Novo Nordisk A/S, B Shares	218,582	11,745,611
		20,568,610
FRANCE — 2.0%
Bureau Veritas SA	406,132	11,092,539
Pernod Ricard SA	77,229	12,214,115
		23,306,654
GERMANY — 3.7%
Deutsche Boerse AG	65,959	7,634,437
Infineon Technologies AG	246,533	6,714,113
SAP SE	246,807	27,611,542
		41,960,092
HONG KONG — 2.6%
AIA Group Ltd.	2,898,200	24,651,068
Sands China Ltd.	1,026,400	5,283,130
		29,934,198

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford Global Alpha Equity Fund

	Shares	Value
INDIA — 3.1%
Housing Development Finance Corp., Ltd.	566,239	$15,163,115
ICICI Bank Ltd.	4,032,535	19,763,728
		34,926,843
IRELAND — 3.9%
Bank of Ireland Group PLC (a)	1,324,180	11,272,626
CRH PLC	540,143	19,385,689
Ryanair Holdings PLC ADR (a)	138,466	14,426,772
		45,085,087
ITALY — 1.3%
Fiat Chrysler Automobiles NV (a)	806,326	14,395,546
JAPAN — 7.5%
Advantest Corp.	405,700	7,484,894
CyberAgent, Inc.	222,100	8,655,832
Japan Exchange Group, Inc.	226,600	3,931,549
Kansai Paint Co., Ltd.	218,500	5,669,911
LINE Corp. (a)	104,800	4,279,843
MS&AD Insurance Group Holdings, Inc.	506,600	17,087,848
Olympus Corp.	279,400	10,688,449
Persol Holdings Co., Ltd.	255,800	6,404,305
Rohm Co., Ltd.	86,800	9,562,041
SMC Corp.	28,700	11,778,032
		85,542,704
NETHERLANDS — 1.0%
Philips Lighting NV 144A (b)	141,676	5,196,213
Yandex NV, Class A (a)	206,839	6,773,977
		11,970,190
NORWAY — 0.9%
Schibsted ASA, Class A	224,374	6,421,621
Schibsted ASA, Class B	139,143	3,698,629
		10,120,250
RUSSIA — 0.7%
Sberbank of Russia PJSC ADR	490,822	8,273,070

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford Global Alpha Equity Fund

	Shares	Value
SINGAPORE — 0.5%
Jardine Matheson Holdings Ltd.	101,300	$6,146,125
SOUTH AFRICA — 4.7%
MTN Group Ltd.	246,171	2,717,819
Naspers Ltd., N Shares	183,905	50,951,494
		53,669,313
SOUTH KOREA — 2.0%
Samsung Electronics Co., Ltd. GDR 144A (b)	18,828	22,296,201
SPAIN — 0.4%
Distribuidora Internacional de Alimentacion SA	831,101	4,286,514
SWEDEN — 2.0%
Atlas Copco AB, B Shares	353,827	13,561,156
Svenska Handelsbanken AB, A Shares	674,128	9,212,663
		22,773,819
SWITZERLAND — 2.8%
Compagnie Financiere Richemont SA	122,926	11,133,146
OC Oerlikon Corp. AG (a)	365,214	6,164,671
Schindler Holding AG, Participating Certificates	62,218	14,309,553
		31,607,370
TAIWAN — 3.0%
HTC Corp. (a)	1,336,000	3,281,805
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	787,576	31,227,389
		34,509,194
UNITED KINGDOM — 3.8%
Hays PLC.	2,199,628	5,417,501
Prudential PLC	1,479,130	37,880,910
Rolls-Royce Holdings PLC Entitlement (a)(c)	28,353,480	38,281
		43,336,692
UNITED STATES — 42.7%
ABIOMED, Inc. (a)	35,684	6,687,538
Advanced Micro Devices, Inc. (a)	364,962	3,751,809
Alnylam Pharmaceuticals, Inc. (a)	49,467	6,284,782

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford Global Alpha Equity Fund

	Shares	Value
Alphabet, Inc., Class C (a)	26,401	$27,626,006
Amazon.com, Inc. (a)	37,003	43,273,898
Anthem, Inc.	122,293	27,517,148
Apache Corp.	300,839	12,701,423
Arthur J Gallagher & Co.	179,087	11,332,625
Autohome, Inc. ADR (a)	86,474	5,592,274
C.H. Robinson Worldwide, Inc.	115,100	10,254,259
CarMax, Inc. (a)	41,835	2,682,879
EOG Resources, Inc.	121,307	13,090,238
Facebook, Inc., Class A (a)	90,891	16,038,626
Financial Engines, Inc.	126,869	3,844,131
First Republic Bank	99,437	8,615,222
GrubHub, Inc. (a)	129,779	9,318,132
Howard Hughes Corp. (The) (a)	41,113	5,396,904
Interactive Brokers Group, Inc., Class A	106,070	6,280,405
Kirby Corp. (a)	80,596	5,383,813
LendingTree, Inc. (a)	8,499	2,893,485
Leucadia National Corp.	342,293	9,067,342
Lincoln Electric Holdings, Inc.	52,502	4,808,133
Markel Corp. (a)	11,318	12,892,673
MarketAxess Holdings, Inc.	41,053	8,282,443
Martin Marietta Materials, Inc.	45,561	10,070,803
Mastercard, Inc., Class A	115,494	17,481,172
Moody's Corp.	165,215	24,387,386
Myriad Genetics, Inc. (a)	237,148	8,144,848
NOW, Inc. (a)	256,867	2,833,243
NVIDIA Corp.	63,810	12,347,235
ResMed, Inc.	123,118	10,426,863
Royal Caribbean Cruises Ltd.	240,017	28,629,228
Seattle Genetics, Inc. (a)	161,670	8,649,345
SiteOne Landscape Supply, Inc. (a)	100,502	7,708,503
Stericycle, Inc. (a)	67,103	4,562,333
TD Ameritrade Holding Corp.	175,537	8,975,207
Teradyne, Inc.	181,825	7,613,013
Tesla, Inc. (a)	30,346	9,448,227
Thermo Fisher Scientific, Inc.	61,450	11,668,126
Verisk Analytics, Inc. (a)	106,090	10,184,640
Visa, Inc., Class A	151,215	17,241,534
Wabtec Corp.	100,270	8,164,986
Waters Corp. (a)	58,446	11,291,183

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford Global Alpha Equity Fund

	Shares	Value
Zillow Group, Inc., Class A (a)	7,909	$322,213
Zillow Group, Inc., Class C (a)	102,657	4,200,724
		487,967,000
Total Common Stocks
(cost $767,062,191)		1,123,442,376
PREFERRED STOCKS — 1.0%
BRAZIL — 1.0%
Banco Bradesco SA (cost $11,002,186)	1,148,500	11,710,990
TOTAL INVESTMENTS — 99.3%
(cost $778,064,377)		$1,135,153,366
Other assets less liabilities — 0.7%		8,159,466
NET ASSETS — 100.0%		$1,143,312,832

(a)  Non-income producing security.

(b)  144A — Securities are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Prices are obtained daily from the London International Stock Exchange; therefore, fair valuation is typically not required. At December 31, 2017, the net value of these securities was $27,492,414 representing 2.4% of net assets.

(c)  Investment was valued using significant unobservable inputs.

ADR  —  American Depositary Receipt.

GDR  —  Global Depositary Receipt.

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$—	$6,952,241	$—	$6,952,241
Canada	18,227,582	—	—	18,227,582
China	65,587,081	—	—	65,587,081
Denmark	—	20,568,610	—	20,568,610
France	—	23,306,654	—	23,306,654
Germany	—	41,960,092	—	41,960,092
Hong Kong	—	29,934,198	—	29,934,198
India	—	34,926,843	—	34,926,843
Ireland	25,699,398	19,385,689	—	45,085,087
Italy	—	14,395,546	—	14,395,546
Japan	—	85,542,704	—	85,542,704

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2017

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
Netherlands	$6,773,977	$5,196,213	$—	$11,970,190
Norway	—	10,120,250	—	10,120,250
Russia	—	8,273,070	—	8,273,070
Singapore	—	6,146,125	—	6,146,125
South Africa	—	53,669,313	—	53,669,313
South Korea	—	22,296,201	—	22,296,201
Spain	—	4,286,514	—	4,286,514
Sweden	—	22,773,819	—	22,773,819
Switzerland	—	31,607,370	—	31,607,370
Taiwan	34,509,194	—	—	34,509,194
United Kingdom	—	43,298,411	38,281	43,336,692
United States	487,967,000	—	—	487,967,000
Total Common Stocks	638,764,232	484,639,863	38,281	1,123,442,376
Preferred Stocks
Brazil	—	11,710,990	—	11,710,990
Total	$638,764,232	$496,350,853	$38,281	$1,135,153,366

For the Global Alpha Equity Fund, fair value of Level 3, Level 2 and Level 1 investments at December 31, 2016 was $28,397, $321,032,702 and $490,031,410, respectively. $5,064,049 was transferred out of Level 2 into Level 1 during the year ended December 31, 2017. Transfers into Level 1 and out of Level 2 resulted when pricing was based on quoted market prices.

It is the Fund's policy to recognize transfers in and transfers out at the fair value as of the beginning of the period.

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

Balance at December 31, 2016	$28,397
Purchases	92,243
Sales	(82,940)
Realized gain (loss)	41
Change in unrealized gain	540
Transfers into Level 3	—
Transfers out of Level 3	—
Balance at December 31, 2017	$38,281	*
Change in unrealized gain related to Investments still held at December 31, 2017	$711

*  Value of the security is based on the amount it was known that it would be redeemed at, due to halt in market.

The Trust has made the determination to price these shares at their redemption value. As the fair value is based on management's own assumption, the Trust has determined this to be a level 3 security.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford Global Alpha Equity Fund

ASSETS
Investments, at value (cost $778,064,377)	$1,135,153,366
Cash	9,393,500
Dividends receivable	513,463
Tax reclaims receivable	496,771
Prepaid assets	31,646
Total Assets	1,145,588,746
LIABILITIES
Advisory fee payable	1,161,906
Capital shares purchased payable	66,672
Servicing fee payable	303,553
Payable for deferred Indian capital gains tax	247,657
Trustee fee payable	13,192
Accrued expenses	482,934
Total Liabilities	2,275,914
NET ASSETS	$1,143,312,832
COMPOSITION OF NET ASSETS
Paid-in capital	$777,286,526
Distributions in excess of net investment income	(3,511,772)
Accumulated net realized gain on investments and foreign currency transactions	12,682,335
Net unrealized appreciation in value of investments and foreign currencies (net of deferred Indian capital gains tax)	356,855,743
	$1,143,312,832
NET ASSET VALUE, PER SHARE
Class 2 ($154,522,644 / 8,195,849 shares outstanding), unlimited authorized, no par value	$18.85
Class 3 ($564,713,603 / 29,388,019 shares outstanding), unlimited authorized, no par value	$19.22
Class 4 ($367,908,176 / 18,791,721 shares outstanding), unlimited authorized, no par value	$19.58
Class K ($56,162,509 / 2,983,440 shares outstanding), unlimited authorized, no par value	$18.82
Institutional Class ($5,900 / 313 shares outstanding), unlimited authorized, no par value	$18.84	*

*  Net assets divided by shares does not recalculate using values rounded to the dollar.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2017

For the Year Ended December 31, 2017
Baillie Gifford Global Alpha Equity Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $904,200)	$11,432,949
Interest	2,106
Total Investment Income	11,435,055
EXPENSES
Advisory fee (Note B)	3,986,135
Shareholder Servicing fees — Class 1 Shares (Note B)	3
Shareholder Servicing fees — Class 2 Shares (Note B)	359,494
Shareholder Servicing fees — Class 3 Shares (Note B)	650,783
Shareholder Servicing fees — Class 4 Shares (Note B)	79,958
Administration & Supervisory Fee — Class K Shares (Note B)	34,091
Administration & Supervisory Fee — Institutional Class Shares (Note B)	6
Fund accounting	494,862
Legal	153,990
Custody	162,755
Trustees' fees	45,867
Transfer agency	68,380
Professional fees	37,192
Insurance	6,720
Miscellaneous	34,846
Total Expenses	6,115,082
Net Investment Income	5,319,973
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments (net of Indian capital gains tax $19,529)	65,020,158
Foreign currency transactions	(15,066)
65,005,092
Net change in unrealized appreciation on:
Investments (net of deferred Indian capital gains tax $57,975)	216,624,056
Translation of assets and liabilities denominated in foreign currencies	38,117
216,662,173
Net realized and unrealized gain on investments and foreign currency transactions	281,667,265
NET INCREASE IN NET ASSETS FROM OPERATIONS	$286,987,238

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2017

Baillie Gifford Global Alpha Equity Fund

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$5,319,973	$5,140,233
Net realized gain (loss) from investments and foreign currency transactions	65,005,092	(19,504,514)
Net change in unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	216,662,173	49,198,844
Net increase in net assets from operations	286,987,238	34,834,563
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class 1	—	(21)
Class 2	(901,464)	(1,209,257)
Class 3	(3,868,548)	(3,840,716)
Class 4	(2,809,108)	—
Class K	(424,261)	—
Institutional Class	(41)	—
Capital gains:
Class 1	—	(6)
Class 2	(4,497,059)	(1,167,950)
Class 3	(16,117,596)	(1,386,910)
Class 4	(10,303,488)	—
Class K	(1,634,655)	—
Institutional Class	(172)	—
Total Dividends and Distributions	(40,556,392)	(7,604,860)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 1	1,498	2,996
Class 2*	20,191,462	102,389,191
Class 3	167,078,422	206,629,056
Class 4	352,706,903	—
Class K	75,400,530	—
Institutional Class	5,000	—
Purchase fees:
Class 1	—	1
Class 2	5,472	50,495
Class 3	14,033	107,459
Redemption fees:
Class 2	6,754	12,291
Class 3	17,770	21,142
Dividends reinvested:
Class 1	—	26
Class 2	5,398,523	2,377,207
Class 3	19,986,144	5,227,626
Class 4	13,112,596	—
Class K	2,058,917	—
Institutional Class	213	—

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2017

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Cost of shares redeemed:
Class 1*	$(4,965)	$—
Class 2	(154,903,521)	(108,680,958)
Class 3	(388,729,425)	(128,628,662)
Class 4	(10,500,000)	—
Class K	(23,575,015)	—
Increase in Net Assets from Transactions in Shares of Beneficial Interest	78,271,311	79,507,870
Total Increase in Net Assets	324,702,157	106,737,573
NET ASSETS
Beginning of year	818,610,675	711,873,102
End of year (including distributions in excess of net investment income of $3,511,772 and $967,445 respectively)	$1,143,312,832	$818,610,675

*  Class 1 shareholders were converted to Class 2 during the period. Please refer to Notes A and D.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2017

Baillie Gifford Global Alpha Equity Fund
Selected data for a Class 2 Share outstanding throughout each period:

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Period January 6, 2013(a) through December 31, 2013
Net asset value, beginning of period	$14.52	$13.96	$14.00	$14.10	$11.55
From Investment Operations
Net investment income(b)	0.10	0.10	0.12	0.11	0.12
Net realized and unrealized gain on investments and foreign currency transactions	4.91	0.59	0.11 (f)	0.53	2.94
Net increase in net asset value from investment operations	5.01	0.69	0.23	0.64	3.06
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.11)	(0.08)	(0.11)	(0.14)	(0.17)
Distributions from net realized gain on investments	(0.57)	(0.05)	(0.17)	(0.61)	(0.34)
Total Dividends and Distributions	(0.68)	(0.13)	(0.28)	(0.75)	(0.51)
Proceeds from Purchase Fees and Redemption Fees(b)	0.00 (c)	0.00 (c)	0.01	0.01	0.00 (c)
Net asset value, end of period	$18.85	$14.52	$13.96	$14.00	$14.10
Total Return
Total return based on net asset value(d)	34.56%	4.95%	1.75%	4.49%	26.48%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$154,523	$225,095	$210,890	$213,426	$119,535
Ratio of net expenses to average net assets	0.67%	0.67%	0.66%	0.67%	0.68%*
Ratio of net investment income to average net assets	0.59%	0.69%	0.83%	0.74%	1.00%*
Portfolio turnover rate(e)	27%	20%	16%	26%	20%

*  Annualized.

(a)  Commencement of investment operations.

(b)   Calculated based upon average shares outstanding during the period.

(c)   Amount is less than $0.005 per share.

(d)   Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)   Portfolio turnover rate calculated at Fund level and excludes the value of portfolio securities received in-kind in connection with Fund capital shares sold.

(f)   Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Class shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2017

Baillie Gifford Global Alpha Equity Fund
Selected data for a Class 3 Share outstanding throughout each period:

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Net asset value, beginning of year	$14.79	$14.23	$14.26	$14.36	$11.56
From Investment Operations
Net investment income(a)	0.10	0.10	0.13	0.13	0.14
Net realized and unrealized gain on investments and foreign currency transactions	5.04	0.61	0.12 (b)	0.52	3.17
Net increase in net asset value from investment operations	5.14	0.71	0.25	0.65	3.31
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.14)	(0.10)	(0.12)	(0.15)	(0.18)
Distributions from net realized gain on investments	(0.57)	(0.05)	(0.17)	(0.61)	(0.34)
Total Dividends and Distributions	(0.71)	(0.15)	(0.29)	(0.76)	(0.52)
Proceeds from Purchase Fees and Redemption Fees(a)	0.00 (c)	0.00 (c)	0.01	0.01	0.01
Net asset value, end of year	$19.22	$14.79	$14.23	$14.26	$14.36
Total Return
Total return based on net asset value(d)	34.65%	5.02%	1.84%	4.48%	28.71%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$564,714	$593,513	$500,983	$410,993	$299,182
Ratio of net expenses to average net assets	0.60%	0.60%	0.59%	0.59%	0.61%
Ratio of net investment income to average net assets	0.60%	0.75%	0.85%	0.91%	1.05%
Portfolio turnover rate(e)	27%	20%	16%	26%	20%

(a)  Calculated based upon average shares outstanding during the year.

(b)  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Class shares in relation to fluctuating market values of the investments of the Fund.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the year. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level and excludes the value of portfolio securities received in-kind in connection with Fund capital shares sold.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2017

Baillie Gifford Global Alpha Equity Fund
Selected data for a Class 4 Share outstanding throughout the period:

For the Period July 10, 2017(a) through December 31, 2017
Net asset value, beginning of period	$17.99
From Investment Operations
Net investment income(b)	0.01
Net realized and unrealized gain on investments and foreign currency transactions	2.31
Net increase in net asset value from investment operations	2.32
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.16)
Distributions from net realized gain on investments	(0.57)
Total Dividends and Distributions	(0.73)
Net asset value, end of period	$19.58
Total Return
Total return based on net asset value(c)	12.87%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$367,908
Ratio of net expenses to average net assets	0.58%*
Ratio of net investment income to average net assets	0.15%*
Portfolio turnover rate(d)	27%

*  Annualized.

(a)  Commencement of operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level and excludes the value of portfolio securities received in-kind in connection with Fund capital shares sold.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2017

Baillie Gifford Global Alpha Equity Fund
Selected data for a Class K Share outstanding throughout the period:

For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$16.56
From Investment Operations
Net investment income(b)	0.02
Net realized and unrealized gain on investments and foreign currency transactions	2.96
Net increase in net asset value from investment operations	2.98
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.15)
Distributions from net realized gain on investments	(0.57)
Total Dividends and Distributions	(0.72)
Net asset value, end of period	$18.82
Total Return
Total return based on net asset value(c)	17.97%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$56,163
Ratio of net expenses to average net assets	0.68%*
Ratio of net investment income to average net assets	0.17%*
Portfolio turnover rate(d)	27%

*  Annualized.

(a)  Commencement of operations.

(b)   Calculated based upon average shares outstanding during the period.

(c)   Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)   Portfolio turnover rate calculated at Fund level and excludes the value of portfolio securities received in-kind in connection with Fund capital shares sold.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2017

Baillie Gifford Global Alpha Equity Fund
Selected data for an Institutional Class Share outstanding throughout the period:

For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$16.56
From Investment Operations
Net investment income(b)	0.04
Net realized and unrealized gain on investments and foreign currency transactions	2.95
Net increase in net asset value from investment operations	2.99
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.14)
Distributions from net realized gain on investments	(0.57)
Total Dividends and Distributions	(0.71)
Net asset value, end of period	$18.84
Total Return
Total return based on net asset value(c)	18.03%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$6
Ratio of net expenses to average net assets	0.67%*
Ratio of net investment income to average net assets	0.35%*
Portfolio turnover rate(d)	27%

*   Annualized.

(a)   Commencement of operations.

(b)   Calculated based upon average shares outstanding during the period.

(c)   Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)   Portfolio turnover rate calculated at Fund level and excludes the value of portfolio securities received in-kind in connection with Fund capital shares sold.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford Global Select Equity Fund

	Value	% of Total Net Assets
Aerospace & Defense	$18,524	0.6%
Airlines	50,740	1.7
Apparel Retailers	46,815	1.6
Asset Managers	42,184	1.4
Automobiles & Parts	29,267	1.0
Banks	124,345	4.1
Biotechnology	29,514	1.0
Broadline Retailers	50,367	1.7
Chemicals	41,325	1.4
Clothing & Accessories	31,971	1.0
Construction & Materials	85,545	2.8
Consumer Electronics	36,010	1.2
Diversified Financial Services	27,530	0.9
Electronic & Electrical Equipment	69,878	2.2
Financial Services	70,814	2.3
Food Producers & Processors	25,266	0.8
Footwear	44,597	1.5
General Financial	236,677	7.8
General Industrials	29,953	1.0
General Retailers	240,743	7.9
Health Care Equipment, Supplies & Services	96,507	3.2
Hotels Restaurants and Leisure	22,227	0.7
Household Goods	55,430	1.8
Industrial Machinery	126,923	4.2
Industrial Transportation — Marine Transportation	16,617	0.5
Insurance	84,417	2.7
Internet, Software & Services	349,258	11.3
Life Insurance	69,865	2.3
Machinery	23,471	0.8
Machinery — Diversified	47,979	1.6
Multiline Retail	28,902	1.0
Nonlife Insurance	26,200	0.9
Oil & Gas	86,064	2.9
Personal Goods	9,604	0.3
Pharmaceuticals & Biotechnology	136,517	4.5
Retailer	27,488	0.9
Semiconductors	59,951	2.0
Speciality Retailer	84,112	2.7
Specialized Consumer Services	68,282	2.2
Support Services	18,584	0.6

Industry Diversification Table

Annual Report December 31, 2017

	Value	% of Total Net Assets
Technology Hardware & Equipment	$57,001	1.8%
Telecommunication Services	47,502	1.6
Textiles and apparel	34,952	1.2
Trading Companies & Distributors	30,900	1.0
Trucking	26,816	0.9
Wholesale Trade	37,742	1.2
Total Value of Investments	3,005,376	98.7
Other assets less liabilities	39,827	1.3
Net Assets	$3,045,203	100.0%

Portfolio of Investments

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford Global Select Equity Fund

	Shares	Value
COMMON STOCKS — 98.7%
CANADA — 0.6%
Shopify, Inc., Class A (a)	184	$18,584
CHINA — 7.8%
Alibaba Group Holding Ltd. ADR (a)	396	68,282
Baidu, Inc. ADR (a)	129	30,213
Ctrip.com International Ltd. ADR (a)	504	22,227
JD.com, Inc. ADR (a)	1,216	50,367
Tencent Holdings Ltd.	1,300	67,285
		238,374
DENMARK — 1.0%
Novozymes A/S, B Shares	517	29,514
FRANCE — 1.0%
Sartorius Stedim Biotech	416	30,093
GERMANY — 2.5%
adidas AG	223	44,597
Zalando SE 144A (a)(b)	570	30,055
		74,652
HONG KONG — 2.2%
AIA Group Ltd.	4,800	40,827
Hong Kong Exchanges & Clearing Ltd.	900	27,530
		68,357
IRELAND — 1.7%
Ryanair Holdings PLC ADR (a)	487	50,740
ISRAEL — 1.4%
Frutarom Industries Ltd.	441	41,325
ITALY — 2.2%
COSMO Pharmaceuticals NV	207	31,099
Yoox Net-A-Porter Group SpA (a)	1,002	34,952
		66,051

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford Global Select Equity Fund

	Shares	Value
JAPAN — 12.6%
CyberAgent, Inc.	800	$31,178
FANUC Corp.	200	47,979
Gree, Inc.	2,600	16,297
Inpex Corp.	4,600	57,252
Kubota Corp.	1,200	23,471
MISUMI Group, Inc.	1,300	37,742
Mitsui O.S.K. Lines Ltd.	500	16,617
Nintendo Co., Ltd.	100	36,010
SoftBank Group Corp.	600	47,502
Sumitomo Mitsui Trust Holdings, Inc.	900	35,610
Yaskawa Electric Corp.	800	35,052
		384,710
SOUTH KOREA — 0.5%
NAVER Corp. (a)	20	16,248
SPAIN — 0.6%
Inditex SA	482	16,760
SWEDEN — 2.1%
Atlas Copco AB, B Shares	1,038	39,784
Svenska Handelsbanken AB, A Shares	1,808	24,708
		64,492
SWITZERLAND — 4.7%
Aryzta AG (a)	637	25,266
Compagnie Financiere Richemont SA	353	31,971
OC Oerlikon Corp. AG (a)	2,887	48,731
Schindler Holding AG, Participating Certificates	167	38,408
		144,376
TAIWAN — 3.1%
Hon Hai Precision Industry Co., Ltd. GDR Reg S	5,545	34,826
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,512	59,951
		94,777

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford Global Select Equity Fund

	Shares	Value
UNITED KINGDOM — 6.6%
Hargreaves Lansdown PLC	1,737	$42,184
Just Group PLC	12,710	29,038
Prudential PLC	1,830	46,867
St James's Place PLC	2,273	37,550
Ted Baker PLC	751	27,488
Ultra Electronics Holdings PLC	1,020	18,524
		201,651
UNITED STATES — 48.1%
ABIOMED, Inc. (a)	208	38,981
Alphabet, Inc., Class A (a)	64	67,418
Amazon.com, Inc. (a)	101	118,116
American Express Co.	368	36,546
C.H. Robinson Worldwide, Inc.	301	26,816
CarMax, Inc. (a)	568	36,426
Celgene Corp. (a)	305	31,830
Chegg, Inc. (a)	1,317	21,493
Ellie Mae, Inc. (a)	248	22,171
EOG Resources, Inc.	267	28,812
Facebook, Inc., Class A (a)	491	86,642
Fastenal Co.	565	30,900
First Republic Bank	739	64,027
Fortive Corp.	414	29,953
GrubHub, Inc. (a)	591	42,434
Illumina, Inc. (a)	244	53,312
Interactive Brokers Group, Inc., Class A	829	49,085
iRobot Corp. (a)	325	24,927
LendingTree, Inc. (a)	208	70,814
Markel Corp. (a)	23	26,200
MarketAxess Holdings, Inc.	419	84,533
Martin Marietta Materials, Inc.	197	43,545
Mastercard, Inc., Class A	180	27,245
Netflix, Inc. (a)	228	43,767
NVIDIA Corp.	180	34,830
Seattle Genetics, Inc. (a)	379	20,276
Sherwin-Williams Co. (The)	83	34,033
Tableau Software, Inc., Class A (a)	491	33,977
TD Ameritrade Holding Corp.	768	39,268
Tesla, Inc. (a)	94	29,267

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford Global Select Equity Fund

	Shares	Value
Tiffany & Co.	275	$28,586
TJX Cos., Inc. (The)	378	28,902
Under Armour, Inc., Class C (a)	721	9,604
Waters Corp. (a)	142	27,433
Watsco, Inc.	247	42,000
Wayfair, Inc., Class A (a)	380	30,503
		1,464,672
TOTAL INVESTMENTS — 98.7%
(cost $2,957,455)		$3,005,376
Other assets less liabilities — 1.3%		39,827
NET ASSETS — 100.0%		$3,045,203

(a)  Non-income producing security.

(b)  144A — Securities are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Prices are obtained daily from the London International Stock Exchange; therefore, fair valuation is typically not required. At December 31, 2017, the net value of these securities was $30,055 representing 1.0% of net assets.

ADR  —  American Depositary Receipt.

GDR  —  Global Depositary Receipt.

Reg S  —  Regulation S ("Reg S") of the securities Act of 1933, as amended ("1933 Act") is a safe harbor that defines when an offering of securities will be deemed to come to rest abroad and therefore is not subject to the registration obligations imposed under Section 5 of the 1933 Act. The regulation includes two safe harbor provisions: an issuer safe harbor and a resale safe harbor. In each case, the regulation demands that offers and sales of the securities be made outside the United States and that no offering participant (which includes the issuer, the banks assisting with the offer and their respective affiliates) engage in "directed" selling efforts. In the case of issuers for whose securities there is substantial U.S. market interest, the regulation also requires that no offers and sales be made to U.S. persons (including U.S. persons physically located outside the United States).

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
Canada	$18,584	$—	$—	$18,584
China	171,089	67,285	—	238,374
Denmark	—	29,514	—	29,514
France	30,093	—	—	30,093
Germany	—	74,652	—	74,652
Hong Kong	—	68,357	—	68,357
Ireland	50,740	—	—	50,740
Israel	—	41,325	—	41,325
Italy	31,099	34,952	—	66,051
Japan	—	384,710	—	384,710
South Korea	—	16,248	—	16,248
Spain	—	16,760	—	16,760
Sweden	—	64,492	—	64,492

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2017

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
Switzerland	$25,266	$119,110	$—	$144,376
Taiwan	59,951	34,826	—	94,777
United Kingdom	27,488	174,163	—	201,651
United States	1,464,672	—	—	1,464,672
Total	$1,878,982	$1,126,394	$—	$3,005,376

There were no transfers between levels for the period ended December 31, 2017.

It is the Fund's policy to recognize transfers in and transfers out at the fair value as of the beginning of the period.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford Global Select Equity Fund

ASSETS
Investments, at value (cost $2,957,455)	$3,005,376
Cash	40,375
Due from Investment Advisor	23,393
Dividends receivable	308
Tax reclaims receivable	10
Total Assets	3,069,462
LIABILITIES
Servicing fee payable	226
Trustee fee payable	35
Accrued expenses	23,998
Total Liabilities	24,259
NET ASSETS	$3,045,203
COMPOSITION OF NET ASSETS
Paid-in capital	$3,000,000
Accumulated net investment loss	(2,719)
Accumulated net realized loss on foreign currency transactions	—
Net unrealized appreciation in value of investments and foreign currencies	47,922
$3,045,203
NET ASSET VALUE, PER SHARE
Class K ($1,522,602 / 150,000 shares outstanding), unlimited authorized, no par value	$10.15
Institutional Class ($1,522,601 / 150,000 shares outstanding), unlimited authorized, no par value	$10.15

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2017

For the Period December 14, 2017* through December 31, 2017
Baillie Gifford Global Select Equity Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $21)	$455
Total Investment Income	455
EXPENSES
Advisory fee (Note B)	439
Administration & Supervisory Fee — Class K Shares (Note B)	113
Administration & Supervisory Fee — Institutional Class Shares (Note B)	113
Professional fees	20,267
Custody	1,000
Fund accounting	10
Transfer agency	2,386
Legal	161
Trustees' fees	35
Miscellaneous	174
Total Expenses	24,698
Fees waived	(23,833)
Net Expenses	865
Net Investment Loss	(410)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss from:
Foreign currency transactions	(2,309)
(2,309)
Net change in unrealized appreciation on:
Investments	47,921
Translation of assets and liabilities denominated in foreign currencies	1
47,922
Net realized and unrealized gain on investments and foreign currency transactions	45,613
NET INCREASE IN NET ASSETS FROM OPERATIONS	$45,203

*  Commencement of investment operations.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2017

Baillie Gifford Global Select Equity Fund

For the Period December 14, 2017* through December 31, 2017
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment loss	$(410)
Net realized loss from foreign currency transactions	(2,309)
Net change in unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	47,922
Net increase in net assets from operations	45,203
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class K	1,500,000
Institutional Class	1,500,000
Increase in Net Assets from Transactions in Shares of Beneficial Interest	3,000,000
Total Increase in Net Assets	3,045,203
NET ASSETS
Beginning of period	—
End of period (including accumulated net investment loss of $2,719)	$3,045,203

*  Commencement of investment operations.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2017

Baillie Gifford Global Select Equity Fund
Selected data for a Class K Share outstanding throughout the period:

	For the Period December 14, 2017(a) through December 31, 2017
Net asset value, beginning of period	$10.00
From Investment Operations
Net investment loss(b)	(0.00	)(c)
Net realized and unrealized gain on investments and foreign currency transactions	0.15
Net increase in net asset value from investment operations	0.15
Net asset value, end of period	$10.15
Total Return
Total return based on net asset value(d)	1.50%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$1,523
Ratio of net expenses to average net assets, before waiver	18.55	%*
Ratio of net expenses to average net assets, after waiver	0.65	%*
Ratio of net investment loss to average net assets	(0.31	)%*
Portfolio turnover rate(e)	0%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2017

Baillie Gifford Global Select Equity Fund
Selected data for an Institutional Class Share outstanding throughout the period:

	For the Period December 14, 2017(a) through December 31, 2017
Net asset value, beginning of period	$10.00
From Investment Operations
Net investment loss(b)	(0.00	)(c)
Net realized and unrealized gain on investments and foreign currency transactions	0.15
Net increase in net asset value from investment operations	0.15
Net asset value, end of period	$10.15
Total Return
Total return based on net asset value(d)	1.50%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$1,523
Ratio of net expenses to average net assets, before waiver	18.55	%*
Ratio of net expenses to average net assets, after waiver	0.80	%*
Ratio of net investment loss to average net assets	(0.31	)%*
Portfolio turnover rate(e)	0%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford International Concentrated Growth Fund

	Value	% of Total Net Assets
Apparel Retailers	$112,736	11.2%
Automobiles & Parts	81,601	8.1
Biotechnology	26,037	2.6
Broadline Retailers	66,372	6.6
Clothing & Accessories	28,889	2.9
General Retailers	76,085	7.5
Hotels Restaurants and Leisure	35,236	3.5
Industrial Machinery	28,017	2.8
Internet, Software & Services	180,331	18.0
Life Insurance	25,517	2.5
Media	31,549	3.1
Personal Products	27,476	2.7
Pharmaceuticals & Biotechnology	35,177	3.5
Speciality Finance	24,971	2.5
Specialized Consumer Services	75,697	7.5
Technology Hardware & Equipment	98,648	9.9
Telecommunication Services	31,668	3.2
Total Value of Investments	986,007	98.1
Other assets less liabilities	18,703	1.9
Net Assets	$1,004,710	100.0%

Portfolio of Investments

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford International Concentrated Growth Fund

	Shares	Value
COMMON STOCKS — 98.1%
ARGENTINA — 3.3%
MercadoLibre, Inc.	106	$33,354
CHINA — 24.2%
Alibaba Group Holding Ltd. ADR (a)	439	75,697
Baidu, Inc. ADR (a)	189	44,266
Ctrip.com International Ltd. ADR (a)	799	35,236
Tencent Holdings Ltd.	1,700	87,988
		243,187
DENMARK — 2.6%
Genmab A/S (a)	157	26,037
FRANCE — 12.2%
Hermes International	54	28,889
Kering	141	66,372
L'Oreal SA	124	27,476
		122,737
GERMANY — 9.1%
Delivery Hero AG 144A (a)(b)	622	24,628
Rocket Internet SE 144A (a)(b)	584	14,723
Zalando SE 144A (a)(b)	986	51,990
		91,341
HONG KONG — 2.5%
AIA Group Ltd.	3,000	25,517
ITALY — 4.6%
Ferrari NV	443	46,418
JAPAN — 6.3%
M3, Inc.	900	31,549
SoftBank Group Corp.	400	31,668
		63,217
NETHERLANDS — 7.9%
ASML Holding NV	455	79,105

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford International Concentrated Growth Fund

	Shares	Value
SPAIN — 6.0%
Inditex SA	1,747	$60,746
SWEDEN — 5.3%
Atlas Copco AB, B Shares	731	28,017
Kinnevik AB, B Shares	739	24,971
		52,988
UNITED STATES — 14.1%
Amazon.com, Inc. (a)	44	51,457
Illumina, Inc. (a)	161	35,177
NVIDIA Corp.	101	19,543
Tesla, Inc. (a)	113	35,183
		141,360
TOTAL INVESTMENTS — 98.1%
(cost $979,387)		$986,007
Other assets less liabilities — 1.9%		18,703
NET ASSETS — 100.0%		$1,004,710

(a)  Non-income producing security.

(b)  144A — Securities are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Prices are obtained daily from the London International Stock Exchange; therefore, fair valuation is typically not required. At December 31, 2017, the net value of these securities was $91,341 representing 9.1% of net assets.

ADR  —  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford International Concentrated Growth Fund

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$33,354	$—	$—	$33,354
China	155,199	87,988	—	243,187
Denmark	26,037	—	—	26,037
France	—	122,737	—	122,737
Germany	24,628	66,713	—	91,341
Hong Kong	—	25,517	—	25,517
Italy	—	46,418	—	46,418
Japan	—	63,217	—	63,217
Netherlands	—	79,105	—	79,105
Spain	—	60,746	—	60,746
Sweden	—	52,988	—	52,988
United States	141,360	—	—	141,360
Total	$380,578	$605,429	$—	$986,007

There were no transfers between levels for the period ended December 31, 2017.

It is the Fund's policy to recognize transfers in and transfers out at the fair value as of the beginning of the period.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford International Concentrated Growth Fund

ASSETS
Investments, at value (cost $979,387)	$986,007
Cash	19,005
Due from Investment Advisor	23,037
Dividends receivable	16
Total Assets	1,028,065
LIABILITIES
Servicing fee payable	75
Trustee fee payable	12
Accrued expenses	23,268
Total Liabilities	23,355
NET ASSETS	$1,004,710
COMPOSITION OF NET ASSETS
Paid-in capital	$998,090
Accumulated net investment loss	—
Accumulated net realized loss on investments and foreign currency transactions	—
Net unrealized appreciation in value of investments and foreign currencies	6,620
$1,004,710
NET ASSET VALUE, PER SHARE
Class K ($502,355 / 50,000 shares outstanding), unlimited authorized, no par value	$10.05
Institutional Class ($502,355 / 50,000 shares outstanding), unlimited authorized, no par value	$10.05

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2017

For the Period December 14, 2017(a) through December 31, 2017
Baillie Gifford International Concentrated Growth Fund

INVESTMENT INCOME
Dividends	$16
Total Investment Income	16
EXPENSES
Advisory fee (Note B)	176
Administration & Supervisory Fee — Class K Shares (Note B)	38
Administration & Supervisory Fee — Institutional Class Shares (Note B)	38
Professional fees	20,267
Custody	500
Fund accounting	5
Transfer agency	2,384
Legal	54
Trustees' fees	12
Miscellaneous	58
Total Expenses	23,532
Fees waived	(23,214)
Net Expenses	318
Net Investment Loss	(302)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss from:
Foreign currency transactions	(1,608)
(1,608)
Net change in unrealized appreciation on:
Investments	6,620
6,620
Net realized and unrealized gain on investments and foreign currency transactions	5,012
NET INCREASE IN NET ASSETS FROM OPERATIONS	$4,710

(a)  Commencement of investment operations.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2017

Baillie Gifford International Concentrated Growth Fund

For the Period December 14, 2017(a) through December 31, 2017
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment loss	$(302)
Net realized loss from foreign currency transactions	(1,608)
Net change in unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	6,620
Net increase in net assets from operations	4,710
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class K	500,000
Institutional Class	500,000
Increase in Net Assets from Transactions in Shares of Beneficial Interest	1,000,000
Total Increase in Net Assets	1,004,710
NET ASSETS
Beginning of period	—
End of period (including accumulated net investment loss of $—)	$1,004,710

(a)  Commencement of investment operations.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2017

Baillie Gifford International Concentrated Growth Fund
Selected data for a Class K Share outstanding throughout the period:

	For the Period December 14, 2017(a) through December 31, 2017
Net asset value, beginning of period	$10.00
From Investment Operations
Net investment loss(b)	(0.00	)(c)
Net realized and unrealized gain on investments and foreign currency transactions	0.05
Net increase in net asset value from investment operations	0.05
Net asset value, end of period	$10.05
Total Return
Total return based on net asset value(d)	0.50%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$502
Ratio of net expenses to average net assets, before waiver	53.29	%*
Ratio of net expenses to average net assets, after waiver	0.72	%*
Ratio of net investment loss to average net assets	(0.68	)%*
Portfolio turnover rate(e)	0%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2017

Baillie Gifford International Concentrated Growth Fund
Selected data for an Institutional Class Share outstanding throughout the period:

	For the Period December 14, 2017(a) through December 31, 2017
Net asset value, beginning of period	$10.00
From Investment Operations
Net investment loss(b)	(0.00	)(c)
Net realized and unrealized gain on investments and foreign currency transactions	0.05
Net increase in net asset value from investment operations	0.05
Net asset value, end of period	$10.05
Total Return
Total return based on net asset value(d)	0.50%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$502
Ratio of net expenses to average net assets, before waiver	53.29	%*
Ratio of net expenses to average net assets, after waiver	0.87	%*
Ratio of net investment loss to average net assets	(0.68	)%*
Portfolio turnover rate(e)	0%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford International Equity Fund

	Value	% of Total Net Assets
Aerospace & Defense	$27,919,414	1.3%
Airlines	41,050,756	1.9
Apparel Retailers	46,464,350	2.2
Asset Managers	21,106,805	1.0
Auto Manufacturers	19,043,648	0.9
Auto Parts	26,168,153	1.2
Banks	194,625,754	9.1
Beverages, Food & Tobacco	54,160,852	2.6
Biotechnology	21,676,062	1.0
Business Support Services	31,237,780	1.4
Chemicals	16,028,793	0.8
Clothing & Accessories	55,660,437	2.7
Commercial Services & Supplies	64,499,097	3.0
Construction & Building Materials	57,928,146	2.8
Containers & Packaging	15,258,431	0.7
Distribution/Wholesale	31,037,843	1.5
Diversified Financial Services	31,484,506	1.5
Electronic & Electrical Equipment	156,660,271	7.5
Food & Staples	66,491,078	3.2
Food Producers & Processors	28,276,915	1.3
General Financial	35,869,900	1.7
General Retailers	70,054,964	3.2
Healthcare — Products	17,667,920	0.8
Hotels Restaurants and Leisure	16,398,761	0.8
Industrial Machinery	100,938,039	4.8
Industrial Suppliers	35,069,794	1.7
Information and Communications	19,007,594	0.9
Insurance	66,897,143	3.2
Internet, Software & Services	177,478,498	8.3
Investment Services	39,025,736	1.9
Life Insurance	35,504,444	1.7
Machinery — Diversified	21,782,597	1.0
Media & Photography	87,430,830	4.1
Medical Equipment	22,192,484	1.0
Mining & Metals	37,084,818	1.7
Nonlife Insurance	35,206,113	1.7
Pharmaceuticals & Biotechnology	26,231,050	1.2
Recreational Products	26,073,623	1.2
Restaurant & Bars	19,914,206	0.9
Semiconductors	82,788,296	3.9

Industry Diversification Table

Annual Report December 31, 2017

	Value	% of Total Net Assets
Specialized Consumer Services	$45,310,635	2.1%
Support Services	8,252,299	0.4
Transportation	31,898,213	1.5
Travel & Leisure	25,037,046	1.2
Total Value of Investments	2,089,894,094	98.5
Other assets less liabilities	32,206,660	1.5
Net Assets	$2,122,100,754	100.0%

Portfolio of Investments

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford International Equity Fund

	Shares	Value
COMMON STOCKS — 97.7%
ARGENTINA — 2.8%
MercadoLibre, Inc.	191,138	$60,143,483
AUSTRALIA — 2.1%
Brambles Ltd.	1,946,956	15,258,431
Cochlear Ltd.	166,482	22,192,484
SEEK Ltd.	552,258	8,166,623
		45,617,538
BRAZIL — 1.1%
Kroton Educacional SA	4,305,000	23,887,821
CANADA — 4.5%
Constellation Software, Inc.	46,955	28,465,115
Fairfax Financial Holdings Ltd.	66,116	35,206,113
Restaurant Brands International, Inc.	323,957	19,914,206
Ritchie Bros. Auctioneers, Inc.	365,837	10,949,501
		94,534,935
CHINA — 3.2%
Alibaba Group Holding Ltd. ADR (a)	163,461	28,185,580
Baidu, Inc. ADR (a)	103,203	24,171,175
Ctrip.com International Ltd. ADR (a)	371,854	16,398,761
		68,755,516
DENMARK — 4.7%
DSV A/S	405,387	31,898,213
Novo Nordisk A/S, B Shares	483,505	25,981,379
Novozymes A/S, B Shares	379,700	21,676,062
Pandora A/S	180,729	19,644,978
		99,200,632
FINLAND — 1.9%
Kone Oyj, B Shares	398,788	21,415,945
Sampo Oyj, A Shares	333,522	18,304,356
		39,720,301

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford International Equity Fund

	Shares	Value
FRANCE — 3.9%
Bureau Veritas SA	713,797	$19,495,685
Edenred	670,240	19,403,310
Essilor International SA	128,269	17,667,920
Legrand SA	343,936	26,441,353
		83,008,268
GERMANY — 6.3%
Brenntag AG	254,250	16,028,793
Continental AG	70,826	19,043,648
Deutsche Boerse AG	309,904	35,869,900
MTU Aero Engines AG	104,859	18,737,711
SAP SE	387,052	43,301,457
		132,981,509
HONG KONG — 3.9%
AIA Group Ltd.	3,163,800	26,910,168
Hang Seng Bank Ltd.	950,900	23,590,813
Hong Kong Exchanges & Clearing Ltd.	1,029,300	31,484,506
		81,985,487
IRELAND — 4.7%
CRH PLC	596,347	21,402,846
James Hardie Industries PLC SE CDI	901,764	15,837,563
Kingspan Group PLC	472,130	20,687,737
Ryanair Holdings PLC ADR (a)	393,999	41,050,756
		98,978,902
JAPAN — 12.6%
DENSO Corp.	436,800	26,168,153
FANUC Corp.	90,800	21,782,597
Japan Exchange Group, Inc.	2,249,300	39,025,736
Nidec Corp.	205,800	28,815,509
Rakuten, Inc.	1,873,500	17,125,055
Shimano, Inc.	185,500	26,073,623
SMC Corp.	81,300	33,364,252
Square Enix Holdings Co., Ltd.	400,600	19,007,594
Sumitomo Mitsui Trust Holdings, Inc.	608,100	24,060,090
Toyota Tsusho Corp.	772,600	31,037,843
		266,460,452

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford International Equity Fund

	Shares	Value
NETHERLANDS — 2.8%
Heineken Holding NV	313,180	$30,964,107
Unilever NV CVA	502,229	28,276,915
		59,241,022
PERU — 1.1%
Credicorp Ltd.	110,831	22,989,674
RUSSIA — 0.8%
Magnit PJSC GDR Reg S	602,011	16,384,541
SINGAPORE — 1.5%
United Overseas Bank Ltd.	1,629,872	32,129,695
SOUTH AFRICA — 4.5%
Discovery Ltd.	571,566	8,594,276
Naspers Ltd., N Shares	315,574	87,430,830
		96,025,106
SOUTH KOREA — 4.7%
NAVER Corp. (a)	26,339	21,397,268
Samsung Electronics Co., Ltd.	33,214	78,913,518
		100,310,786
SPAIN — 2.4%
Bankinter SA	2,243,450	21,222,320
Grifols SA	8,539	249,671
Inditex SA	857,852	29,828,958
		51,300,949
SWEDEN — 3.7%
Atlas Copco AB, B Shares	1,204,314	46,157,842
Svenska Handelsbanken AB, A Shares	2,441,301	33,362,926
		79,520,768
SWITZERLAND — 4.9%
Compagnie Financiere Richemont SA	241,984	21,915,976
Credit Suisse Group AG (a)	1,175,963	20,974,151
Nestle SA	582,795	50,106,537

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford International Equity Fund

	Shares	Value
SGS SA	4,504	$11,742,095
		104,738,759
TAIWAN — 5.0%
Hon Hai Precision Industry Co., Ltd.	2,044,000	6,499,081
Hon Hai Precision Industry Co., Ltd. GDR Reg S	2,546,024	15,990,810
Taiwan Semiconductor Manufacturing Co., Ltd.	10,812,000	82,788,296
		105,278,187
UNITED KINGDOM — 12.9%
ASOS PLC (a)	184,395	16,635,392
boohoo.com PLC (a)	3,953,908	10,062,804
British American Tobacco PLC	343,154	23,196,745
Burberry Group PLC	584,803	14,099,483
Capita PLC	1,527,327	8,252,299
Experian PLC	1,178,609	25,979,663
Ferguson PLC	313,959	22,530,878
Hargreaves Lansdown PLC	869,103	21,106,805
Howden Joinery Group PLC	1,991,934	12,538,916
Just Eat PLC (a)	2,277,670	23,957,007
Prudential PLC	1,152,333	29,511,552
Rio Tinto PLC	706,950	37,084,818
Rolls-Royce Holdings PLC (a)	800,158	9,132,008
Rolls-Royce Holdings PLC Entitlement (a)(b)	36,807,268	49,695
St James's Place PLC	1,155,031	19,081,235
		273,219,300
UNITED STATES — 1.7%
Copa Holdings SA, Class A	186,760	25,037,046
PriceSmart, Inc.	141,084	12,147,332
		37,184,378
Total Common Stocks
(cost $1,186,906,029)		2,073,598,009
PREFERRED STOCKS — 0.8%
BRAZIL — 0.8%
Itau Unibanco Holding SA ADR (cost $14,532,097)	1,253,545	16,296,085

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford International Equity Fund

Value
TOTAL INVESTMENTS — 98.5%
(cost $1,201,438,126)	$2,089,894,094
Other assets less liabilities — 1.5%	32,206,660
NET ASSETS — 100.0%	$2,122,100,754

(a)  Non-income producing security.

(b)  Investment was valued using significant unobservable inputs.

ADR  —  American Depositary Receipt.

CDI  —  CHESS Depositary Interest.

CVA  —  Certificate Van Aandelen (Bearer).

GDR  —  Global Depositary Receipt.

Reg S  —  Regulation S ("Reg S") of the securities Act of 1933, as amended ("1933 Act") is a safe harbor that defines when an offering of securities will be deemed to come to rest abroad and therefore is not subject to the registration obligations imposed under Section 5 of the 1933 Act. The regulation includes two safe harbor provisions: an issuer safe harbor and a resale safe harbor. In each case, the regulation demands that offers and sales of the securities be made outside the United States and that no offering participant (which includes the issuer, the banks assisting with the offer and their respective affiliates) engage in "directed" selling efforts. In the case of issuers for whose securities there is substantial U.S. market interest, the regulation also requires that no offers and sales be made to U.S. persons (including U.S. persons physically located outside the United States).

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$60,143,483	$—	$—	$60,143,483
Australia	—	45,617,538	—	45,617,538
Brazil	—	23,887,821	—	23,887,821
Canada	94,534,935	—	—	94,534,935
China	68,755,516	—	—	68,755,516
Denmark	—	99,200,632	—	99,200,632
Finland	—	39,720,301	—	39,720,301
France	—	83,008,268	—	83,008,268
Germany	—	132,981,509	—	132,981,509
Hong Kong	—	81,985,487	—	81,985,487
Ireland	41,050,756	57,928,146	—	98,978,902
Japan	—	266,460,452	—	266,460,452
Netherlands	—	59,241,022	—	59,241,022
Peru	22,989,674	—	—	22,989,674
Russia	—	16,384,541	—	16,384,541
Singapore	—	32,129,695	—	32,129,695
South Africa	—	96,025,106	—	96,025,106
South Korea	—	100,310,786	—	100,310,786
Spain	—	51,300,949	—	51,300,949
Sweden	—	79,520,768	—	79,520,768
Switzerland	—	104,738,759	—	104,738,759

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford International Equity Fund

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
Taiwan	$—	$105,278,187	$—	$105,278,187
United Kingdom	10,062,804	263,106,801	49,695	273,219,300
United States	37,184,378	—	—	37,184,378
Total Common Stocks	334,721,546	1,738,826,768	49,695	2,073,598,009
Preferred Stocks
Brazil	16,296,085	—	—	16,296,085
Total	$351,017,631	$1,738,826,768	$49,695	$2,089,894,094

For the International Equity Fund, fair value of Level 3, Level 2 and Level 1 investments at December 31, 2016 was $52,739, $1,366,689,310 and $295,426,273, respectively. $14,399,961 was transferred out of Level 1 into Level 2 during the year ended December 31, 2017. Transfers into Level 2 and out of Level 1 resulted from foreign securities which were priced using inputs from a third-party vendor modeling tool to reflect any significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets.

It is the Fund's policy to recognize transfers in and transfers out at the fair value as of the beginning of the period.

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

Balance at December 31, 2016	$52,739
Purchases	126,596
Sales	(130,214)
Realized gain (loss)	(31)
Change in unrealized gain (loss)	605
Transfers into Level 3	—
Transfers out of Level 3	—
Balance at December 31, 2017	$49,695 *
Change in unrealized gain (loss) related to Investments still held at December 31, 2017	$924

*  Value of the security based on the amount it was known that it would be redeemed at, due to halt in active market.

The Trust has made the determination to price these shares at their redemption value. As the fair value is based on management's own assumption, the Trust has determined this to be a level 3 security.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford International Equity Fund

ASSETS
Investments, at value (cost $1,201,438,126)	$2,089,894,094
Cash	30,632,627
Dividends receivable	1,106,505
Tax reclaims receivable	2,605,603
Receivable for investments sold	1,060,967
Prepaid assets	32,442
Total Assets	2,125,332,238
LIABILITIES
Advisory fee payable	1,815,016
Due to Custodian	51
Servicing fee payable	559,105
Trustee fee payable	23,801
Accrued expenses	833,511
Total Liabilities	3,231,484
NET ASSETS	$2,122,100,754
COMPOSITION OF NET ASSETS
Paid-in capital	$1,226,479,543
Distributions in excess of net investment income	(1,379,679)
Accumulated net realized gain on investments and foreign currency transactions	8,502,565
Net unrealized appreciation in value of investments and foreign currencies	888,498,325
	$2,122,100,754
NET ASSET VALUE, PER SHARE
Class 2 ($478,079,220 / 33,674,872 shares outstanding), unlimited authorized, no par value	$14.20
Class 3 ($1,119,162,461 / 77,865,768 shares outstanding), unlimited authorized, no par value	$14.37
Class 4 ($232,741,034 / 15,948,399 shares outstanding), unlimited authorized, no par value	$14.59
Class 5 ($183,384,095 / 12,371,800 shares outstanding), unlimited authorized, no par value	$14.82
Class K ($108,728,032 / 7,671,676 shares outstanding), unlimited authorized, no par value	$14.17
Institutional Class ($5,912 / 417 shares outstanding), unlimited authorized, no par value	$14.19	*

*  Net assets divided by shares does not recalculate using values rounded to the dollar.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2017

For the Year Ended December 31, 2017
Baillie Gifford International Equity Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $4,024,977)	$36,566,852
Interest	3,068
Total Investment Income	36,569,920
EXPENSES
Advisory fee (Note B)	6,751,475
Shareholder Servicing fees — Class 1 Shares (Note B)	14,486
Shareholder Servicing fees — Class 2 Shares (Note B)	960,575
Shareholder Servicing fees — Class 3 Shares (Note B)	1,051,668
Shareholder Servicing fees — Class 4 Shares (Note B)	73,531
Shareholder Servicing fees — Class 5 Shares (Note B)	37,426
Administration & Supervisory Fee — Class K Shares (Note B)	27,493
Administration & Supervisory Fee — Institutional Class Shares (Note B)	6
Fund accounting	917,143
Custody	359,355
Legal	301,560
Trustees' fees	85,616
Transfer agency	88,638
Professional fees	30,859
Insurance	14,043
Miscellaneous	51,550
Total Expenses	10,765,424
Net Investment Income	25,804,496
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	62,956,510
Foreign currency transactions	(119,060)
62,837,450
Net change in unrealized appreciation on:
Investments	482,709,992
Translation of assets and liabilities denominated in foreign currencies	227,757
482,937,749
Net realized and unrealized gain on investments and foreign currency transactions	545,775,199
NET INCREASE IN NET ASSETS FROM OPERATIONS	$571,579,695

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2017

Baillie Gifford International Equity Fund

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$25,804,496	$25,926,664
Net realized gain from investments and foreign currency transactions	62,837,450	12,881,122
Net change in unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	482,937,749	49,514,656
Net increase in net assets from operations	571,579,695	88,322,442
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class 1	—	(261,202)
Class 2	(4,574,939)	(7,965,059)
Class 3	(11,739,881)	(13,740,642)
Class 4	(2,546,213)	—
Class 5	(1,995,692)	(2,749,424)
Class K	(1,231,283)	—
Institutional Class	(62)	—
Capital gains:
Class 1	—	(284,619)
Class 2	(11,835,400)	(8,835,185)
Class 3	(27,349,629)	(12,242,254)
Class 4	(5,601,265)	—
Class 5	(4,347,019)	(2,333,843)
Class K	(2,691,370)	—
Institutional Class	(146)	—
Total Dividends and Distributions	(73,912,899)	(48,412,228)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 1	1,497	18,721,547
Class 2*	21,820,826	197,471,010
Class 3	215,980,083	314,718,178
Class 4	206,702,541	—
Class 5	2,000,007	—
Class K	105,992,735	—
Institutional Class	5,000	—
Purchase fees:
Class 1	129	404
Class 2	3,746	25,933
Class 3	5,862	31,311
Class 5	1,085	6,808
Redemption fees:
Class 1	206	986
Class 2	5,976	37,355
Class 3	9,457	45,973
Class 5	1,728	9,709

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2017

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Dividends reinvested:
Class 1	$—	$545,821
Class 2	16,410,339	16,800,244
Class 3	39,089,511	25,982,896
Class 4	8,147,477	—
Class 5	6,342,711	5,083,267
Class K	3,922,653	—
Institutional Class	208	—
Cost of shares redeemed:
Class 1*	(21,814,876)	—
Class 2	(295,922,268)	(363,708,396)
Class 3	(324,073,123)	(216,391,115)
Class 5	(41,800,000)	(17,199,199)
Decrease in Net Assets from Transactions in Shares of Beneficial Interest	(57,166,490)	(17,817,268)
Total Increase in Net Assets	440,500,306	22,092,946
NET ASSETS
Beginning of year	1,681,600,448	1,659,507,502
End of year (including distributions in excess of net investment income of $1,379,679 and $4,817,588, respectively)	$2,122,100,754	$1,681,600,448

*  Class 1 shareholders were converted to Class 2 during the period. Please refer to Notes A and D.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2017

Baillie Gifford International Equity Fund
Selected data for a Class 2 Share outstanding throughout each year:

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Net asset value, beginning of year	$10.90	$10.65	$11.20	$11.79	$10.39
From Investment Operations
Net investment income(a)	0.18	0.17	0.19	0.18	0.19
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.62	0.39	(0.40)	(0.52)	1.40
Net increase (decrease) in net asset value from investment operations	3.80	0.56	(0.21)	(0.34)	1.59
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.14)	(0.15)	(0.24)	(0.20)	(0.19)
Distributions from net realized gain on investments	(0.36)	(0.16)	(0.11)	(0.05)	—
Total Dividends and Distributions	(0.50)	(0.31)	(0.35)	(0.25)	(0.19)
Proceeds from Purchase Fees and Redemption Fees(a)	0.00 (b)	0.00 (b)	0.01	0.00 (b)	0.00 (b)
Net asset value, end of year	$14.20	$10.90	$10.65	$11.20	$11.79
Total Return
Total return based on net asset value(c)	34.96%	5.24%	(1.89)%	(2.93)%	15.35%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$478,079	$578,606	$708,666	$542,943	$637,144
Ratio of net expenses to average net assets	0.61%	0.61%	0.62%	0.61%	0.61%
Ratio of net investment income to average net assets	1.41%	1.53%	1.61%	1.57%	1.72%
Portfolio turnover rate(d)	12%	12%	15%	11%	16%

(a)  Calculated based upon average shares outstanding during the year.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2017

Baillie Gifford International Equity Fund
Selected data for a Class 3 Share outstanding throughout each year:

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Net asset value, beginning of year	$11.03	$10.79	$11.34	$11.93	$10.52
From Investment Operations
Net investment income(a)	0.18	0.17	0.20	0.21	0.19
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.68	0.40	(0.41)	(0.54)	1.42
Net increase (decrease) in net asset value from investment operations	3.86	0.57	(0.21)	(0.33)	1.61
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.16)	(0.17)	(0.24)	(0.21)	(0.20)
Distributions from net realized gain on investments	(0.36)	(0.16)	(0.11)	(0.05)	—
Total Dividends and Distributions	(0.52)	(0.33)	(0.35)	(0.26)	(0.20)
Proceeds from Purchase Fees and Redemption Fees(a)	0.00 (b)	0.00 (b)	0.01	0.00 (b)	0.00 (b)
Net asset value, end of year	$14.37	$11.03	$10.79	$11.34	$11.93
Total Return
Total return based on net asset value(c)	35.05%	5.31%	(1.82)%	(2.83)%	15.34%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$1,119,162	$915,782	$776,265	$1,078,665	$1,268,490
Ratio of net expenses to average net assets	0.55%	0.54%	0.54%	0.54%	0.54%
Ratio of net investment income to average net assets	1.35%	1.54%	1.69%	1.76%	1.75%
Portfolio turnover rate(d)	12%	12%	15%	11%	16%

(a)  Calculated based upon average shares outstanding during the year.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2017

Baillie Gifford International Equity Fund
Selected data for a Class 4 Share outstanding throughout the period:

	For the Period July 10, 2017(a) through December 31, 2017	For the Period January 1, 2015(a) through December 10, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Net asset value, beginning of period	$13.43	$11.60	$12.20	$10.75
From Investment Operations
Net investment income(b)	0.05	0.19	0.22	0.20
Net realized and unrealized gain on investments and foreign currency transactions	1.64	(0.33)	(0.57)	1.45
Net increase in net asset value from investment operations	1.69	(0.14)	(0.35)	1.65
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.17)	(0.01)	(0.21)	(0.20)
Distributions from net realized gain on investments	(0.36)	—	(0.05)	—
Total Dividends and Distributions	(0.53)	(0.01)	(0.26)	(0.20)
Proceeds from Purchase Fees and Redemption Fees(b)	—	0.01	0.01	0.00 (c)
Net asset value, end of period	$14.59	$11.46	$11.60	$12.20
Total Return
Total return based on net asset value(d)	12.60%	(1.04)%	(2.82)%	15.42%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$232,741	$59	$352,890	$611,786
Ratio of net expenses to average net assets	0.53%*	0.52%*	0.51%	0.51%
Ratio of net investment income to average net assets	0.77%*	1.72%*	1.82%	1.77%
Portfolio turnover rate(e)	12%	15%	11%	16%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2017

Baillie Gifford International Equity Fund
Selected data for a Class 5 Share outstanding throughout each period:

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Period April 7, 2014(a) through December 31, 2014
Net asset value, beginning of period	$11.36	$11.11	$11.67	$12.25
From Investment Operations
Net investment income(b)	0.20	0.19	0.22	0.15
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.79	0.41	(0.42)	(0.46)
Net increase (decrease) in net asset value from investment operations	3.99	0.60	(0.20)	(0.31)
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.17)	(0.19)	(0.25)	(0.22)
Distributions from net realized gain on investments	(0.36)	(0.16)	(0.11)	(0.05)
Total Dividends and Distributions	(0.53)	(0.35)	(0.36)	(0.27)
Proceeds from Purchase Fees and Redemption Fees(b)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)
Net asset value, end of period	$14.82	$11.36	$11.11	$11.67
Total Return
Total return based on net asset value(d)	35.16%	5.40%	(1.75)%	(2.60)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$183,384	$167,297	$174,577	$296,649
Ratio of net expenses to average net assets	0.47%	0.46%	0.47%	0.47%*
Ratio of net investment income to average net assets	1.45%	1.66%	1.83%	1.61%*
Portfolio turnover rate(e)	12%	12%	15%	11%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.
The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2017

Baillie Gifford International Equity Fund
Selected data for a Class K Share outstanding throughout the period:

For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$12.44
From Investment Operations
Net investment income(b)	0.01
Net realized and unrealized gain on investments and foreign currency transactions	2.25
Net increase in net asset value from investment operations	2.26
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.17)
Distributions from net realized gain on investments	(0.36)
Total Dividends and Distributions	(0.53)
Net asset value, end of period	$14.17
Total Return
Total return based on net asset value(c)	18.19%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$108,728
Ratio of net expenses to average net assets	0.63%*
Ratio of net investment income to average net assets	0.12%*
Portfolio turnover rate(d)	12%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2017

Baillie Gifford International Equity Fund
Selected data for an Institutional Class Share outstanding throughout the period:

For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$12.44
From Investment Operations
Net investment income(b)	0.09
Net realized and unrealized gain on investments and foreign currency transactions	2.17
Net increase in net asset value from investment operations	2.26
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.15)
Distributions from net realized gain on investments	(0.36)
Total Dividends and Distributions	(0.51)
Net asset value, end of period	$14.19
Total Return
Total return based on net asset value(c)	18.25%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$6
Ratio of net expenses to average net assets	0.62%*
Ratio of net investment income to average net assets	1.01%*
Portfolio turnover rate(d)	12%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford Long Term Global Growth Equity Fund

	Value	% of Total Net Assets
Apparel Retailers	$6,221,662	3.3%
Automobiles & Parts	11,200,194	5.9
Biotechnology	4,301,821	2.3
Broadline Retailers	9,014,870	4.7
Clothing & Accessories	4,928,344	2.6
General Retailers	22,132,457	11.7
Health Care Equipment and Supplies	1,745,402	0.9
Hotels Restaurants and Leisure	3,903,159	2.1
Industrial Machinery	2,713,827	1.4
Internet Software & Services	52,007,462	27.4
Life Insurance	3,381,846	1.8
Medical Equipment	6,076,251	3.2
Personal Products	2,216,245	1.2
Pharmaceuticals, Biotechnology & Life Sciences	18,891,054	10.0
Software	10,768,108	5.7
Specialized Consumer Services	12,733,093	6.7
Technology Hardware & Equipment	13,502,981	7.2
Total Value of Investments	185,738,776	98.1
Other assets less liabilities	3,577,577	1.9
Net Assets	$189,316,353	100.0%

Portfolio of Investments

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford Long Term Global Growth Equity Fund

	Shares	Value
COMMON STOCKS — 98.1%
AUSTRALIA — 1.2%
Atlassian Corp. PLC, Class A (a)	50,761	$2,310,641
CHINA — 25.1%
Alibaba Group Holding Ltd. ADR (a)	73,845	12,733,093
Baidu, Inc. ADR (a)	39,041	9,143,793
Ctrip.com International Ltd. ADR (a)	88,507	3,903,159
NetEase, Inc.	14,250	4,917,247
Tencent Holdings Ltd.	325,300	16,836,863
		47,534,155
FRANCE — 7.6%
Hermes International	5,989	3,203,945
Kering	19,151	9,014,870
L'Oreal SA	10,002	2,216,245
		14,435,060
GERMANY — 0.8%
Rocket Internet SE 144A (a)(b)	61,819	1,558,539
HONG KONG — 1.8%
AIA Group Ltd.	397,600	3,381,846
NETHERLANDS — 3.1%
ASML Holding NV	33,161	5,765,303
SPAIN — 3.3%
Inditex SA	178,929	6,221,662
SWEDEN — 1.4%
Atlas Copco AB, A Shares	62,884	2,713,827
UNITED STATES — 53.8%
Alphabet, Inc., Class C (a)	7,338	7,678,483
Amazon.com, Inc. (a)	14,115	16,507,069
Bluebird Bio, Inc. (a)	23,378	4,163,622
DexCom, Inc. (a)	30,413	1,745,402
Facebook, Inc., Class A (a)	76,114	13,431,076

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford Long Term Global Growth Equity Fund

	Shares	Value
Illumina, Inc. (a)	56,349	$12,311,693
Intuitive Surgical, Inc. (a)	16,650	6,076,251
Ionis Pharmaceuticals, Inc. (a)	37,167	1,869,500
Juno Therapeutics, Inc. (a)	53,212	2,432,321
Netflix, Inc. (a)	29,305	5,625,388
NVIDIA Corp.	39,988	7,737,678
salesforce.com, Inc. (a)	33,095	3,383,302
Seattle Genetics, Inc. (a)	45,154	2,415,739
Tesla, Inc. (a)	35,973	11,200,194
Under Armour, Inc., Class A (a)	119,501	1,724,399
Workday, Inc., Class A (a)	34,555	3,515,626
		101,817,743
TOTAL INVESTMENTS — 98.1%
(cost $135,450,604)		$185,738,776
Other assets less liabilities — 1.9%		3,577,577
NET ASSETS — 100.0%		$189,316,353

(a)  Non-income producing security.

(b)  144A — Securities are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Prices are obtained daily from the London International Stock Exchange; therefore, fair valuation is typically not required. At December 31, 2017, the net value of these securities was $1,558,539 representing 0.8% of net assets.

ADR  —  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford Long Term Global Growth Equity Fund

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$2,310,641	$—	$—	$2,310,641
China	30,697,292	16,836,863	—	47,534,155
France	—	14,435,060	—	14,435,060
Germany	—	1,558,539	—	1,558,539
Hong Kong	—	3,381,846	—	3,381,846
Netherlands	—	5,765,303	—	5,765,303
Spain	—	6,221,662	—	6,221,662
Sweden	—	2,713,827	—	2,713,827
United States	101,817,743	—	—	101,817,743
Total	$134,825,676	$50,913,100	$—	$185,738,776

There were no transfers between levels for the year ending December 31, 2017.

It is the Fund's policy to recognize transfers in and transfers out at the fair value as of the beginning of the period.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford Long Term Global Growth Equity Fund

ASSETS
Investments, at value (cost $135,450,604)	$185,738,776
Cash	3,885,875
Dividends receivable	1,363
Tax reclaims receivable	14,855
Prepaid assets	30,537
Total Assets	189,671,406
LIABILITIES
Advisory fee payable	160,911
Servicing fee payable	68,014
Trustee fee payable	2,250
Accrued expenses	123,878
Total Liabilities	355,053
NET ASSETS	$189,316,353
COMPOSITION OF NET ASSETS
Paid-in capital	$135,408,472
Accumulated net investment loss	(125,327)
Accumulated net realized gain on investments and foreign currency transactions	3,743,672
Net unrealized appreciation in value of investments and foreign currencies	50,289,536
$189,316,353
NET ASSET VALUE, PER SHARE
Class 2 ($59,869,525 / 3,453,855 shares outstanding), unlimited authorized, no par value	$17.33
Class 4 ($58,802,116 / 2,941,772 shares outstanding), unlimited authorized, no par value	$19.99
Class K ($70,638,501 / 4,073,618 shares outstanding), unlimited authorized, no par value	$17.34
Institutional Class ($6,211 / 358 shares outstanding), unlimited authorized, no par value	$17.34

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2017

For the Year Ended December 31, 2017
Baillie Gifford Long Term Global Growth Equity Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $40,201)	$308,858
Interest	191
Total Investment Income	309,049
EXPENSES
Advisory fee (Note B)	574,302
Shareholder Servicing fees — Class 1 Shares (Note B)	8,302
Shareholder Servicing fees — Class 2 Shares (Note B)	91,191
Shareholder Servicing fees — Class 4 Shares (Note B)	33,477
Administration & Supervisory Fee — Class K Shares (Note B)	38,814
Administration & Supervisory Fee — Institutional Class Shares (Note B)	7
Fund accounting	91,327
Transfer agency	58,111
Professional fees	29,981
Custody	16,340
Legal	28,813
Trustees' fees	6,229
Insurance	736
Miscellaneous	18,031
Total Expenses	995,661
Fees waived	(58,131)
Net Expenses	937,530
Net Investment Loss	(628,481)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	4,833,627
Foreign currency transactions	(41,518)
4,792,109
Net change in unrealized appreciation on:
Investments	42,970,362
Translation of assets and liabilities denominated in foreign currencies	2,695
42,973,057
Net realized and unrealized gain on investments and foreign currency transactions	47,765,166
NET INCREASE IN NET ASSETS FROM OPERATIONS	$47,136,685

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2017

Baillie Gifford Long Term Global Growth Equity Fund

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(628,481)	$(328,739)
Net realized gain (loss) on investments and foreign currency transactions	4,792,109	(1,141,117)
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	42,973,057	(1,321,667)
Net increase (decrease) in net assets from operations	47,136,685	(2,791,523)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Capital gains:
Class 1	—	(68,401)
Class 2	—	(193,711)
Class 4	—	(216,535)
Total Dividends and Distributions	—	(478,647)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 1	19,028	1,066,932
Class 2*	12,925,524	—
Class 4	10,989,000	—
Class K	66,005,000	—
Institutional Class	5,000	—
Purchase fees:
Class 1	1,663	141
Class 2	4,974	425
Class 4	4,405	502
Redemption fees:
Class 1	—	2,214
Class 2	—	6,897
Class 4	—	6,965
Dividends reinvested:
Class 1	—	68,401
Class 2	—	193,711
Class 4	—	216,535
Cost of shares redeemed:
Class 1*	(12,790,797)	—
Class 2	(7,000,025)	(2,502,502)
Class 4	(22)	(13,573,574)
Increase (Decrease) in Net Assets from Transactions in Shares of Beneficial Interest	70,163,750	(14,513,353)
Total Increase (Decrease) in Net Assets	117,300,435	(17,783,523)
NET ASSETS
Beginning of year	72,015,918	89,799,441
End of year (including accumulated net investment loss of $125,327 and $—, respectively)	$189,316,353	$72,015,918

*  Class 1 shareholders were converted to Class 2 during the period. Please refer to Notes A and D.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2017

Baillie Gifford Long Term Global Growth Equity Fund
Selected data for a Class 2 Share outstanding throughout each period:

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Period June 10, 2014(a) through December 31, 2014
Net asset value, beginning of period	$11.25	$11.76	$10.43	$10.00
From Investment Operations
Net investment loss(b)	(0.08)	(0.05)	(0.04)	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	6.16	(0.39)	1.47	0.47
Net increase (decrease) in net asset value from investment operations	6.08	(0.44)	1.43	0.44
Dividends and Distributions to Shareholders
Distributions from net realized gain on investments	—	(0.07)	(0.12)	(0.01)
Total Dividends and Distributions	—	(0.07)	(0.12)	(0.01)
Proceeds from Purchase Fees and Redemption Fees(b)	0.00 (c)	0.00 (c)	0.02	—
Net asset value, end of period	$17.33	$11.25	$11.76	$10.43
Total Return
Total return based on net asset value(d)	54.07%	(3.80)%	13.99%	4.39%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$59,870	$32,434	$36,177	$26,095
Ratio of net expenses to average net assets, before waiver	0.82%	0.87%	0.91%	0.88%*
Ratio of net expenses to average net assets, after waiver	0.77%	0.77%	0.77%	0.80%*
Ratio of net investment loss to average net assets	(0.50)%	(0.43)%	(0.34)%	(0.57)%*
Portfolio turnover rate(e)	13%	15%	10%	8%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2017

Baillie Gifford Long Term Global Growth Equity Fund
Selected data for a Class 4 Share outstanding throughout each period:

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Period October 7, 2015(a) through December 31, 2015
Net asset value, beginning of period	$12.96	$13.53	$12.22
From Investment Operations
Net investment loss(b)	(0.07)	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	7.10	(0.46)	1.39
Net increase (decrease) in net asset value from investment operations	7.03	(0.50)	1.38
Dividends and Distributions to Shareholders
Distributions from net realized gain on investments	—	(0.07)	(0.08)
Total Dividends and Distributions	—	(0.07)	(0.08)
Proceeds from Purchase Fees and Redemption Fees(b)	0.00 (c)	0.00 (c)	0.01
Net asset value, end of period	$19.99	$12.96	$13.53
Total Return
Total return based on net asset value(d)	54.22%	(3.71)%	11.31%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$58,802	$28,722	$43,344
Ratio of net expenses to average net assets, before waiver	0.72%	0.76%	0.75%*
Ratio of net expenses to average net assets, after waiver	0.67%	0.67%	0.67%*
Ratio of net investment loss to average net assets	(0.41)%	(0.33)%	(0.39)%*
Portfolio turnover rate(e)	13%	15%	10%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2017

Baillie Gifford Long Term Global Growth Equity Fund
Selected data for a Class K Share outstanding throughout the period:

	For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$13.96
From Investment Operations
Net investment loss(b)	(0.07)
Net realized and unrealized gain on investments and foreign currency transactions	3.45
Net increase in net asset value from investment operations	3.38
Net asset value, end of period	$17.34
Total Return
Total return based on net asset value(c)	24.21%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$70,639
Ratio of net expenses to average net assets, before waiver	0.80	%*
Ratio of net expenses to average net assets, after waiver	0.77	%*
Ratio of net investment loss to average net assets	(0.61	)%*
Portfolio turnover rate(d)	13%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2017

Baillie Gifford Long Term Global Growth Equity Fund
Selected data for an Institutional Class Share outstanding throughout the period:

	For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$13.96
From Investment Operations
Net investment loss(b)	(0.06)
Net realized and unrealized gain on investments and foreign currency transactions	3.44
Net increase in net asset value from investment operations	3.38
Net asset value, end of period	$17.34
Total Return
Total return based on net asset value(c)	24.21%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$6
Ratio of net expenses to average net assets, before waiver	0.80	%*
Ratio of net expenses to average net assets, after waiver	0.80	%*
Ratio of net investment loss to average net assets	(0.56	)%*
Portfolio turnover rate(d)	13%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford Positive Change Equity Fund

	Value	% of Total Net Assets
Automobiles & Parts	$51,061	5.0%
Banks	46,521	4.6
Chemicals	75,116	7.4
Construction & Materials	73,345	7.2
Electric Utilities	20,034	2.0
Electrical Equipment	20,172	2.0
Food Producers & Processors	11,211	1.1
Health Care Equipment, Supplies & Services	94,826	9.4
Industrial Engineering — Machinery	39,624	3.9
Internet, Software & Services	88,718	8.7
Life Insurance	36,508	3.6
Media	42,065	4.1
Medical Equipment	39,260	3.9
Mobile Telecommunications	6,120	0.6
Personal Products	22,797	2.2
Pharmaceuticals & Biotechnology	214,477	21.1
Semiconductors	59,317	5.8
Technology Hardware & Equipment	50,071	4.9
Total Value of Investments	991,243	97.5
Other assets less liabilities	25,122	2.5
Net Assets	$1,016,365	100.0%

Portfolio of Investments

Annual Report December 31, 2017

December 31, 2016
Baillie Gifford Positive Change Equity Fund

	Shares	Value
COMMON STOCKS — 97.5%
BELGIUM — 4.8%
Umicore SA	1,031	$48,817
CHINA — 4.6%
Tencent Holdings Ltd.	900	46,582
DENMARK — 13.1%
Chr. Hansen Holding A/S	606	56,843
Novozymes A/S, B Shares	985	56,231
Orsted A/S 144A (a)	367	20,034
		133,108
INDONESIA — 4.6%
Bank Rakyat Indonesia Persero Tbk PT	173,400	46,521
IRELAND — 4.4%
Kingspan Group PLC	1,014	44,431
JAPAN — 11.3%
euglena Co., Ltd. (b)	1,200	11,211
M3, Inc.	1,200	42,065
Pigeon Corp.	600	22,797
Sysmex Corp.	500	39,260
		115,333
KENYA — 0.6%
Safaricom, Ltd.	23,600	6,120
NETHERLANDS — 6.9%
ASML Holding NV	288	50,071
Philips Lighting NV 144A (a)	550	20,172
		70,243
SOUTH AFRICA — 3.6%
Discovery Ltd.	2,428	36,508
SWEDEN — 2.8%
Nibe Industrier AB B Shares	3,018	28,914

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford Positive Change Equity Fund

	Shares	Value
TAIWAN — 5.8%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,496	$59,317
UNITED STATES — 35.0%
ABIOMED, Inc. (b)	266	49,851
Alnylam Pharmaceuticals, Inc. (b)	351	44,595
Alphabet, Inc., Class A (b)	40	42,136
DexCom, Inc. (b)	545	31,278
Ecolab, Inc.	196	26,299
Glaukos Corp. (b)	534	13,697
Illumina, Inc. (b)	260	56,808
Tesla, Inc. (b)	164	51,061
Xylem, Inc.	581	39,624
		355,349
TOTAL INVESTMENTS — 97.5%
(cost $974,533)		$991,243
Other assets less liabilities — 2.5%		25,122
NET ASSETS — 100.0%		$1,016,365

(a)  144A — Securities are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Prices are obtained daily from the London International Stock Exchange; therefore, fair valuation is typically not required. At December 31, 2017, the net value of these securities was $40,206 representing 4.0% of net assets.

(b)  Non-income producing security.

ADR  —  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford Positive Change Equity Fund

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
Belgium	$—	$48,817	$—	$48,817
China	—	46,582	—	46,582
Denmark	76,877	56,231	—	133,108
Indonesia	46,521	—	—	46,521
Ireland	—	44,431	—	44,431
Japan	—	115,333	—	115,333
Kenya	6,120	—	—	6,120
Netherlands	—	70,243	—	70,243
South Africa	—	36,508	—	36,508
Sweden	—	28,914	—	28,914
Taiwan	59,317	—	—	59,317
United States	355,349	—	—	355,349
Total	$544,184	$447,059	$—	$991,243

There were no transfers between levels for the period ended December 31, 2017.

It is the Fund's policy to recognize transfers in and transfers out at the fair value as of the beginning of the period.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford Positive Change Equity Fund

ASSETS
Investments, at value (cost $974,533)	$991,243
Cash	25,330
Due from Investment Advisor	23,068
Dividends receivable	80
Total Assets	1,039,721
LIABILITIES
Servicing fee payable	75
Trustee fee payable	12
Accrued expenses	23,269
Total Liabilities	23,356
NET ASSETS	$1,016,365
COMPOSITION OF NET ASSETS
Paid-in capital	$999,793
Accumulated net investment loss	(138)
Accumulated net realized loss on investments and foreign currency transactions	—
Net unrealized appreciation in value of investments and foreign currencies	16,710
$1,016,365
NET ASSET VALUE, PER SHARE
Class K ($508,183 / 50,000 shares outstanding), unlimited authorized, no par value	$10.16
Institutional Class ($508,182 / 50,000 shares outstanding), unlimited authorized, no par value	$10.16

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2017

For the Period December 14, 2017(a) through December 31, 2017
Baillie Gifford Positive Change Equity Fund

INVESTMENT INCOME
Dividends	$80
Total Investment Income	80
EXPENSES
Advisory fee (Note B)	146
Administration & Supervisory Fee — Class K Shares (Note B)	38
Administration & Supervisory Fee — Institutional Class Shares (Note B)	37
Professional fees	20,267
Custody	500
Fund accounting	5
Transfer agency	2,384
Legal	54
Trustees' fees	12
Miscellaneous	58
Total Expenses	23,501
Fees waived	(23,214)
Net Expenses	287
Net Investment Loss	(207)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss from:
Foreign currency transactions	(138)
(138)
Net change in unrealized appreciation on:
Investments	16,710
16,710
Net realized and unrealized gain on investments and foreign currency transactions	16,572
NET INCREASE IN NET ASSETS FROM OPERATIONS	$16,365

(a)  Commencement of investment operations.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2017

Baillie Gifford Positive Change Equity Fund

For the Period December 14, 2017(a) through December 31, 2017
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment loss	$(207)
Net realized loss from foreign currency transactions	(138)
Net change in unrealized appreciation on investments	16,710
Net increase in net assets from operations	16,365
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class K	500,000
Institutional Class	500,000
Increase in Net Assets from Transactions in Shares of Beneficial Interest	1,000,000
Total Increase in Net Assets	1,016,365
NET ASSETS
Beginning of period	—
End of period (including accumulated net investment loss of $138)	$1,016,365

(a)  Commencement of investment operations.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2017

Baillie Gifford Positive Change Equity Fund
Selected data for a Class K Share outstanding throughout the period:

	For the Period December 14, 2017(a) through December 31, 2017
Net asset value, beginning of period	$10.00
From Investment Operations
Net investment loss(b)	(0.00	)(c)
Net realized and unrealized gain on investments and foreign currency transactions	0.16
Net increase in net asset value from investment operations	0.16
Net asset value, end of period	$10.16
Total Return
Total return based on net asset value(d)	1.60%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$508
Ratio of net expenses to average net assets, before waiver	53.13	%*
Ratio of net expenses to average net assets, after waiver	0.65	%*
Ratio of net investment loss to average net assets	(0.47	)%*
Portfolio turnover rate(e)	0%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2017

Baillie Gifford Positive Change Equity Fund
Selected data for an Institutional Class Share outstanding throughout the period:

	For the Period December 14, 2017(a) through December 31, 2017
Net asset value, beginning of period	$10.00
From Investment Operations
Net investment loss(b)	(0.00	)(c)
Net realized and unrealized gain on investments and foreign currency transactions	0.16
Net increase in net asset value from investment operations	0.16
Net asset value, end of period	$10.16
Total Return
Total return based on net asset value(d)	1.60%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$508
Ratio of net expenses to average net assets, before waiver	53.13	%*
Ratio of net expenses to average net assets, after waiver	0.80	%*
Ratio of net investment loss to average net assets	(0.47	)%*
Portfolio turnover rate(e)	0%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford U.S. Equity Growth Fund

	Value	% of Total Net Assets
Aerospace & Defense	$14,466	1.1%
Automobiles & Parts	82,819	6.1
Banks	43,580	3.2
Construction & Materials	57,218	4.3
General Financial	172,059	12.8
General Industrials	21,271	1.6
General Retailers	229,597	17.0
Health Care Equipment & Services	72,476	5.3
Household Goods	43,587	3.2
Industrial Engineering	18,973	1.4
Internet, Software & Services	175,998	13.0
Leisure Goods	11,967	0.9
Nonlife Insurance	22,783	1.7
Oil Equipment & Services	7,953	0.6
Personal Goods	22,690	1.7
Pharmaceuticals & Biotechnology	147,856	11.0
Real Estate	11,087	0.8
Support Services	53,488	3.9
Technology Hardware & Equipment	43,709	3.3
Total Value of Investments	1,253,577	92.9
Other assets less liabilities	95,956	7.1
Net Assets	$1,349,533	100.0%

Portfolio of Investments

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford U.S. Equity Growth Fund

	Shares	Value
COMMON STOCKS — 92.9%
CANADA — 1.3%
Shopify, Inc., Class A (a)	173	$17,473
UNITED STATES — 91.6%
ABIOMED, Inc. (a)	204	38,232
Activision Blizzard, Inc.	189	11,967
Alnylam Pharmaceuticals, Inc. (a)	205	26,045
Alphabet, Inc., Class C (a)	69	72,202
Amazon.com, Inc. (a)	103	120,455
American Express Co.	199	19,763
Celgene Corp. (a)	178	18,576
CoStar Group, Inc. (a)	66	19,599
Denali Therapeutics, Inc. (a)	763	11,933
Ellie Mae, Inc. (a)	253	22,618
Facebook, Inc., Class A (a)	413	72,878
First Republic Bank	503	43,580
Fortive Corp.	294	21,271
Glaukos Corp. (a)	371	9,516
GrubHub, Inc. (a)	841	60,384
HEICO Corp., Class A	183	14,466
Illumina, Inc. (a)	230	50,253
Interactive Brokers Group, Inc., Class A	432	25,579
Juno Therapeutics, Inc. (a)	311	14,216
Markel Corp. (a)	20	22,783
MarketAxess Holdings, Inc.	322	64,963
Martin Marietta Materials, Inc.	95	20,999
Mastercard, Inc., Class A	257	38,899
Netflix, Inc. (a)	254	48,758
New Relic, Inc. (a)	189	10,919
NOW, Inc. (a)	721	7,953
NVIDIA Corp.	109	21,091
Redfin Corp. (a)	354	11,087
Seattle Genetics, Inc. (a)	101	5,403
Stitch Fix, Inc., Class A (a)	469	12,114
Tableau Software, Inc., Class A (a)	289	19,999
TD Ameritrade Holding Corp.	447	22,855
Tesla, Inc. (a)	266	82,819
Under Armour, Inc., Class C (a)	794	10,576

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford U.S. Equity Growth Fund

	Shares	Value
Verisk Analytics, Inc. (a)	171	$16,416
Vertex Pharmaceuticals, Inc. (a)	143	21,430
Wabtec Corp.	233	18,973
Waters Corp. (a)	128	24,728
Watsco, Inc.	213	36,219
Wayfair, Inc., Class A (a)	543	43,587
		1,236,104
TOTAL INVESTMENTS — 92.9%
(cost $923,808)		$1,253,577
Other assets less liabilities — 7.1%		95,956
NET ASSETS — 100.0%		$1,349,533

(a)  Non-income producing security.

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
Canada	$17,473	$—	$—	$17,473
United States	1,236,104	—	—	1,236,104
Total	$1,253,577	$—	$—	$1,253,577

There were no transfers between levels for the year ending December 31, 2017.

It is the Fund's policy to recognize transfers in and transfers out at the fair value as of the beginning of the period.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford U.S. Equity Growth Fund

ASSETS
Investments, at value (cost $923,808)	$1,253,577
Cash	6,642
Due from Investment Advisor	129,419
Prepaid assets	30,378
Total Assets	1,420,016
LIABILITIES
Servicing fee payable	566
Trustee fee payable	15
Accrued expenses	69,902
Total Liabilities	70,483
NET ASSETS	$1,349,533
COMPOSITION OF NET ASSETS
Paid-in capital	$1,010,513
Accumulated net investment loss	—
Accumulated net realized gain on investments	9,251
Net unrealized appreciation in value of investments	329,769
$1,349,533
NET ASSET VALUE, PER SHARE
Class K ($1,343,683 / 100,379 shares outstanding), unlimited authorized, no par value	$13.39
Institutional Class ($5,850 / 437 shares outstanding), unlimited authorized, no par value	$13.39

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2017

For the Year Ended December 31, 2017
Baillie Gifford U.S. Equity Growth Fund

INVESTMENT INCOME
Dividends	$3,908
Total Investment Income	3,908
EXPENSES
Advisory fee (Note B)	3,686
Shareholder Servicing fees — Class 1 Shares (Note B)	894
Administration & Supervisory Fee — Class K Shares (Note B)	1,436
Administration & Supervisory Fee — Institutional Class Shares (Note B)	6
Professional fees	28,001
Custody	3,117
Fund accounting	34,535
Transfer agency	28,205
Legal	21,562
Trustees' fees	65
Insurance	8
Miscellaneous	16,146
Total Expenses	137,661
Fees waived	(130,517)
Net Expenses	7,144
Net Investment Loss	(3,236)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from:
Investments	17,349
17,349
Net change in unrealized appreciation on:
Investments	333,045
333,045
Net realized and unrealized gain on investments	350,394
NET INCREASE IN NET ASSETS FROM OPERATIONS	$347,158

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2017

Baillie Gifford U.S. Equity Growth Fund

	For the Year Ended December 31, 2017	For the Period December 6, 2016(a) through December 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(3,236)	$(361)
Net realized gain from investments	17,349	1,012
Net change in unrealized appreciation (depreciation) on investments	333,045	(3,276)
Net increase (decrease) in net assets from operations	347,158	(2,625)
DIVIIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Capital gains:
Class K	(5,489)	—
Institutional Class	(24)	—
Total Dividends and Distributions	(5,513)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 1	—	1,000,000
Class K*	1,148,640	—
Institutional Class	5,000	—
Dividends reinvested:
Class K	5,489	—
Institutional Class	24	—
Cost of shares redeemed:
Class 1*	(1,148,640)	—
Increase in Net Assets from Transactions in Shares of Beneficial Interest	10,513	1,000,000
Total Increase in Net Assets	352,158	997,375
NET ASSETS
Beginning of period	997,375	—
End of period (including accumulated net investment loss of $— and $—, respectively)	$1,349,533	$997,375

(a)  Commencement of investment operations.

*  Class 1 shareholders were converted to Class K during the period. Please refer to Notes A and D.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2017

Baillie Gifford U.S. Equity Growth Fund
Selected data for a Class K Share outstanding throughout the period:

For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$11.49
From Investment Operations
Net investment loss(b)	(0.03)
Net realized and unrealized gain on investments	1.98
Net increase in net asset value from investment operations	1.95
Dividends and Distributions to Shareholders
Distributions from net realized gain on investments	(0.05)
Total Dividends and Distributions	(0.05)
Net asset value, end of period	$13.39
Total Return
Total return based on net asset value(c)	17.01%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$1,344
Ratio of net expenses to average net assets, before waiver	13.11%*
Ratio of net expenses to average net assets, after waiver	0.57%*
Ratio of net investment loss to average net assets	(0.31)%*
Portfolio turnover rate(d)	15%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2017

Baillie Gifford U.S. Equity Growth Fund
Selected data for an Institutional Class Share outstanding throughout the period:

For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$11.49
From Investment Operations
Net investment loss(b)	(0.03)
Net realized and unrealized gain on investments	1.98
Net increase in net asset value from investment operations	1.95
Dividends and Distributions to Shareholders
Distributions from net realized gain on investments	(0.05)
Total Dividends and Distributions	(0.05)
Net asset value, end of period	$13.39
Total Return
Total return based on net asset value(c)	17.01%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$6
Ratio of net expenses to average net assets, before waiver	13.11%*
Ratio of net expenses to average net assets, after waiver	0.72%*
Ratio of net investment loss to average net assets	(0.31)%*
Portfolio turnover rate(d)	15%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford International Choice Fund

	Value	% of Total Net Assets
Apparel Retailers	$28,746,383	5.7%
Asset Managers	18,574,880	3.7
Auto Parts	4,948,465	1.0
Banks	25,942,298	5.1
Beverages, Food & Tobacco	7,118,567	1.4
Brewers	11,590,738	2.3
Broadline Retailers	8,090,138	1.6
Business Support Services	6,596,684	1.3
Chemicals	6,082,104	1.2
Clothing & Accessories	10,933,540	2.2
Commercial Services & Supplies	5,717,337	1.1
Construction & Materials	4,804,516	1.0
Containers & Packaging	5,227,342	1.0
Distillers & Vintners	6,109,531	1.2
Electronic & Electrical Equipment	28,915,248	5.7
Food & Drug Retailers/Wholesalers	19,525,689	3.9
Food & Staples	9,036,512	1.8
Footwear	7,932,971	1.6
General Industries	7,178,886	1.4
Hotels Restaurants and Leisure	5,544,517	1.1
Industrial Engineering	8,439,650	1.6
Industrial Machinery	36,333,737	7.1
Internet	12,496,628	2.5
Investment Services	3,928,078	0.8
Leisure Goods	5,356,157	1.0
Life Insurance	7,656,784	1.5
Media & Photography	15,077,797	3.0
Media Agencies	8,891,589	1.7
Medical Equipment	16,116,986	3.2
Mortgage Finance	4,035,971	0.8
Nondurable Household Products	10,520,588	2.1
Nonlife Insurance	11,885,601	2.4
Oil Equipment & Services	2,723,998	0.5
Personal Products	15,322,834	3.0
Pharmaceuticals & Biotechnology	19,754,021	3.9
Property & Casualty Insurance	9,768,340	1.9
Recreational Products	5,664,512	1.1
Retailers — General	11,067,469	2.2
Semiconductors	13,160,152	2.6
Speciality Finance	6,900,441	1.3

Industry Diversification Table

Annual Report December 31, 2017

	Value	% of Total Net Assets
Specialized Consumer Services	$24,711,556	4.7%
Support Services	5,905,548	1.2
Technology Hardware & Equipment	11,773,513	2.2
Telecommunication Services	4,449,387	0.9
Travel & Leisure	2,102,395	0.4
Total Value of Investments	502,660,078	98.9
Other assets less liabilities	5,693,769	1.1
Net Assets	$508,353,847	100.0%

Portfolio of Investments

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford International Choice Fund

	Shares	Value
COMMON STOCKS—98.5%
AUSTRALIA—5.5%
Brambles Ltd.	667,002	$5,227,342
Cochlear Ltd.	78,662	10,485,849
Mesoblast Ltd. (a)	388,292	442,329
SEEK Ltd.	386,628	5,717,337
Treasury Wine Estates Ltd.	492,348	6,109,531
		27,982,388
BRAZIL—1.2%
Raia Drogasil SA	216,700	5,994,820
CANADA—1.6%
Fairfax Financial Holdings Ltd.	10,022	5,336,615
Shopify, Inc., Class A (a)	25,370	2,562,370
		7,898,985
CHINA—7.1%
Alibaba Group Holding Ltd. ADR (a)	54,528	9,402,263
Baidu, Inc. ADR (a)	38,171	8,940,030
Ctrip.com International Ltd. ADR (a)	125,726	5,544,517
JD.com, Inc. ADR (a)	126,088	5,222,565
Tsingtao Brewery Co., Ltd., Class H	1,380,057	7,118,567
		36,227,942
DENMARK—5.4%
Carlsberg A/S, B Shares	69,110	8,288,932
Novo Nordisk A/S, B Shares	202,041	10,856,772
Novozymes A/S, B Shares	148,105	8,454,920
		27,600,624
FINLAND—1.2%
Kone Oyj, B Shares	111,378	5,981,286
FRANCE—1.5%
Legrand SA	100,418	7,720,005

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford International Choice Fund

	Shares	Value
GERMANY—4.7%
adidas AG	39,667	$7,932,971
Infineon Technologies AG	216,070	5,884,479
Zalando SE 144A (a)(b)	189,112	9,971,437
		23,788,887
HONG KONG—1.8%
AIA Group Ltd.	900,200	7,656,784
Cafe de Coral Holdings Ltd.	512,298	1,406,502
		9,063,286
INDIA—3.4%
Asian Paints Ltd.	265,065	4,804,516
Housing Development Finance Corp., Ltd.	150,716	4,035,971
Mahindra & Mahindra Ltd. GDR	266,711	6,214,366
MakeMytrip Ltd. (a)	70,432	2,102,395
		17,157,248
JAPAN—17.6%
Advantest Corp.	209,800	3,870,670
DENSO Corp.	82,600	4,948,465
Japan Exchange Group, Inc.	226,400	3,928,078
Kakaku.com, Inc.	341,600	5,766,438
Kao Corp.	155,700	10,520,588
MS&AD Insurance Group Holdings, Inc.	289,600	9,768,340
Olympus Corp.	147,200	5,631,137
Pigeon Corp.	172,600	6,557,961
Rakuten, Inc.	404,200	3,694,661
Shimano, Inc.	40,300	5,664,512
Shiseido Co., Ltd.	181,900	8,764,873
SMC Corp.	21,400	8,782,226
SoftBank Group Corp.	56,200	4,449,387
Sugi Holdings Co., Ltd.	51,000	2,598,086
Suruga Bank Ltd.	203,500	4,351,314
		89,296,736
MALAYSIA—0.9%
Public Bank Bhd	901,900	4,630,957
MEXICO—0.6%
Wal-Mart de Mexico SAB de CV	1,169,300	2,867,573

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford International Choice Fund

	Shares	Value
NETHERLANDS—0.9%
ASML Holding NV	26,515	$4,609,843
PHILIPPINES—0.5%
Puregold Price Club, Inc.	2,299,400	2,303,085
PORTUGAL—1.5%
Jeronimo Martins SGPS SA	396,006	7,694,996
RUSSIA—0.4%
Magnit PJSC GDR Reg S	70,669	1,923,352
SINGAPORE—3.2%
Jardine Matheson Holdings Ltd.	70,700	4,289,546
Jardine Strategic Holdings Ltd.	73,000	2,889,340
United Overseas Bank Ltd.	473,299	9,330,152
		16,509,038
SOUTH AFRICA—4.4%
Clicks Group Ltd.	502,597	7,357,882
Naspers Ltd., N Shares	54,422	15,077,797
		22,435,679
SOUTH KOREA—3.0%
NAVER Corp. (a)	4,378	3,556,598
Samsung Electronics Co., Ltd. GDR 144A (b)	4,523	5,356,157
Samsung Fire & Marine Insurance Co., Ltd. (a)	26,265	6,548,986
		15,461,741
SPAIN—2.8%
Distribuidora Internacional de Alimentacion SA	627,766	3,237,787
Inditex SA	308,668	10,732,905
		13,970,692
SWEDEN—5.0%
Atlas Copco AB, A Shares	23,278	1,004,587
Atlas Copco AB, B Shares	261,210	10,011,418
Investor AB, B Shares	151,300	6,900,441
Svenska Handelsbanken AB, A Shares	558,309	7,629,875
		25,546,321

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford International Choice Fund

	Shares	Value
SWITZERLAND—6.0%
Compagnie Financiere Richemont SA	66,788	$6,048,847
Mettler-Toledo International, Inc. (a)	13,690	8,481,229
Nestle SA	82,734	7,113,160
Schindler Holding AG, Participating Certificates	33,793	7,772,071
u-blox Holding AG (a)	6,499	1,279,191
		30,694,498
TAIWAN—4.3%
Delta Electronics, Inc.	855,000	4,107,734
Hon Hai Precision Industry Co., Ltd. GDR Reg S	753,994	4,735,610
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	331,908	13,160,152
		22,003,496
THAILAND—0.7%
Thai Beverage PCL	4,800,000	3,301,806
UNITED KINGDOM—13.3%
ASOS PLC (a)	89,142	8,042,041
Auto Trader Group PLC 144A (b)	1,227,756	5,848,194
Burberry Group PLC	202,602	4,884,693
Capita PLC	618,752	3,343,178
Hargreaves Lansdown PLC	521,894	12,674,579
Intertek Group PLC	94,328	6,596,684
John Wood Group PLC	311,328	2,723,998
Johnson Matthey PLC	146,775	6,082,104
Jupiter Fund Management PLC	697,314	5,900,301
Rightmove PLC	146,519	8,891,589
Weir Group PLC (The)	97,062	2,782,149
		67,769,510
Total Common Stocks
(cost $378,801,360)		500,434,794
PREFERRED STOCKS—0.4%
GERMANY—0.4%
Sartorius AG (cost $2,413,567)	23,426	2,225,284
TOTAL INVESTMENTS—98.9%
(cost $381,214,927)		$502,660,078
Other assets less liabilities—1.1%		5,693,769
NET ASSETS — 100.0%		$508,353,847

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2017

(a)  Non-income producing security.

(b)  144A — Securities are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Prices are obtained daily from the London International Stock Exchange; therefore, fair valuation is typically not required. At December 31, 2017, the net value of these securities was $21,175,788 representing 4.2% of net assets.

ADR  —  American Depositary Receipt.

GDR  —  Global Depositary Receipt.

Reg S  —  Regulation S ("Reg S") of the securities Act of 1933, as amended ("1933 Act") is a safe harbor that defines when an offering of securities will be deemed to come to rest abroad and therefore is not subject to the registration obligations imposed under Section 5 of the 1933 Act. The regulation includes two safe harbor provisions: an issuer safe harbor and a resale safe harbor. In each case, the regulation demands that offers and sales of the securities be made outside the United States and that no offering participant (which includes the issuer, the banks assisting with the offer and their respective affiliates) engage in "directed" selling efforts. In the case of issuers for whose securities there is substantial U.S. market interest, the regulation also requires that no offers and sales be made to U.S. persons (including U.S. persons physically located outside the United States).

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$442,329	$27,540,059	$—	$27,982,388
Brazil	—	5,994,820	—	5,994,820
Canada	7,898,985	—	—	7,898,985
China	36,227,942	—	—	36,227,942
Denmark	—	27,600,624	—	27,600,624
Finland	—	5,981,286	—	5,981,286
France	—	7,720,005	—	7,720,005
Germany	—	23,788,887	—	23,788,887
Hong Kong	—	9,063,286	—	9,063,286
India	8,316,761	8,840,487	—	17,157,248
Japan	—	89,296,736	—	89,296,736
Malaysia	4,630,957	—	—	4,630,957
Mexico	2,867,573	—	—	2,867,573
Netherlands	—	4,609,843	—	4,609,843
Philippines	2,303,085	—	—	2,303,085
Portugal	7,694,996	—	—	7,694,996
Russia	—	1,923,352	—	1,923,352
Singapore	2,889,340	13,619,698	—	16,509,038
South Africa	7,357,882	15,077,797	—	22,435,679
South Korea	—	15,461,741	—	15,461,741
Spain	—	13,970,692	—	13,970,692
Sweden	—	25,546,321	—	25,546,321
Switzerland	9,760,420	20,934,078	—	30,694,498
Taiwan	13,160,152	8,843,344	—	22,003,496
Thailand	—	3,301,806	—	3,301,806
United Kingdom	8,630,343	59,139,167	—	67,769,510
Total Common Stocks	112,180,765	388,254,029	—	500,434,794
Preferred Stocks
Germany	—	2,225,284	—	2,225,284
Total	$112,180,765	$390,479,313	$—	$502,660,078

For the International Choice Fund, fair value of Level 2 and Level 1 investments at December 31, 2016 was $291,728,776 and $48,702,277, respectively. $16,370,608 was transferred out of Level 2 into Level 1 during the year ended December 31, 2017. Transfers into Level 1 and out of Level 2 resulted when pricing was based on quoted market prices.

It is the Fund's policy to recognize transfers in and transfers out at the fair value as of the beginning of the period.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2017

December 31, 2017
Baillie Gifford International Choice Fund

ASSETS
Investments, at value (cost $381,214,927)	$502,660,078
Cash	5,566,783
Dividends receivable	368,958
Tax reclaims receivable	724,607
Prepaid assets	425
Total Assets	509,320,851
LIABILITIES
Advisory fee payable	439,166
Servicing fee payable	178,574
Payable for deferred Indian capital gains tax	76,371
Trustee fee payable	5,652
Accrued expenses	267,241
Total Liabilities	967,004
NET ASSETS	$508,353,847
COMPOSITION OF NET ASSETS
Paid-in capital	$396,216,845
Distributions in excess of net investment income	(2,544,396)
Accumulated net realized loss on investments and foreign currency transactions	(6,707,271)
Net unrealized appreciation in value of investments and foreign currencies (net of deferred Indian capital gains tax)	121,388,669
$508,353,847
NET ASSET VALUE, PER SHARE
Class 2 ($324,763,793 / 21,865,241 shares outstanding), unlimited authorized, no par value	$14.85
Class 3 ($142,843,556 / 9,514,232 shares outstanding), unlimited authorized, no par value	$15.01
Class 4 ($40,746,498 / 2,686,098 shares outstanding), unlimited authorized, no par value	$15.17

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2017

For the Year Ended December 31, 2017
Baillie Gifford International Choice Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $798,347)	$7,469,397
Interest	868
Total Investment Income	7,470,265
EXPENSES
Advisory fee (Note B)	1,552,996
Shareholder Servicing fees—Class 1 Shares (Note B)	11,844
Shareholder Servicing fees—Class 2 Shares (Note B)	478,793
Shareholder Servicing fees—Class 3 Shares (Note B)	129,011
Shareholder Servicing fees—Class 4 Shares (Note B)	19,825
Fund accounting	259,708
Custody	86,922
Legal	94,702
Transfer agency	48,721
Professional fees	34,546
Trustees' fees	19,771
Insurance	3,148
Miscellaneous	9,059
Total Expenses	2,749,046
Net Investment Income	4,721,219
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	9,800,940
Foreign currency transactions	(43,090)
9,757,850
Net change in unrealized appreciation (depreciation) on:
Investments (net of deferred Indian capital gains tax $76,371)	101,710,950
Translation of assets and liabilities denominated in foreign currencies	(27,530)
101,683,420
Net realized and unrealized gain on investments and foreign currency transactions	111,441,270
NET INCREASE IN NET ASSETS FROM OPERATIONS	$116,162,489
The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2017

Baillie Gifford International Choice Fund

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$4,721,219	$5,199,512
Net realized gain (loss) from investments and foreign currency transactions	9,757,850	(5,129,405)
Net change in unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	101,683,420	1,842,721
Net increase in net assets from operations	116,162,489	1,912,828
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class 1	—	(194,799)
Class 2	(4,034,314)	(2,772,340)
Class 3	(1,833,941)	(1,432,137)
Class 4	(534,209)	—
Total Dividends and Distributions	(6,402,464)	(4,399,276)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 2*	33,249,954	399,160
Class 4	34,081,343	—
Purchase fees:
Class 1	3,420	40
Class 2	46,266	535
Class 3	22,875	265
Dividends reinvested:
Class 1	—	194,799
Class 2	4,034,314	2,772,340
Class 3	1,833,960	1,432,137
Class 4	534,209	—
Cost of shares redeemed:
Class 1*	(17,850,819)	—
Class 2	(1,500,000)	—
Increase in Net Assets from Transactions in Shares of Beneficial Interest	54,455,522	4,799,276
Total Increase in Net Assets	164,215,547	2,312,828
NET ASSETS
Beginning of year	344,138,300	341,825,472
End of year (including distributions in excess of net investment income of $2,544,396 and $820,062, respectively)	$508,353,847	$344,138,300

*  Class 1 shareholders were converted to Class 2 during the period. Please refer to Notes A and D.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2017

Baillie Gifford International Choice Fund
Selected data for a Class 2 Share outstanding throughout each period:

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Period April 9, 2013(a) through December 31, 2013
Net asset value, beginning of period	$11.44	$11.53	$11.51	$12.20	$11.00
From Investment Operations
Net investment income(b)	0.14	0.17	0.16	0.17	0.08
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.46	(0.11)	0.03	(0.58)	1.19
Net increase (decrease) in net asset value from investment operations	3.60	0.06	0.19	(0.41)	1.27
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.19)	(0.15)	(0.17)	(0.17)	(0.09)
Distributions from net realized gain on investments	—	—	—	(0.12)	—
Total Dividends and Distributions	(0.19)	(0.15)	(0.17)	(0.29)	(0.09)
Proceeds from Purchase Fees and Redemption Fees(b)	0.00 (c)	0.00 (c)	0.00 (c)	0.01	0.02
Net asset value, end of period	$14.85	$11.44	$11.53	$11.51	$12.20
Total Return
Total return based on net asset value(d)	31.45%	0.54%	1.56%	(3.29)%	11.76%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$324,764	$219,300	$217,720	$245,206	$169,778
Ratio of net expenses to average net assets, before waiver	0.65%	0.65%	0.63%	0.63%	0.67%*
Ratio of net expenses to average net assets, after waiver	0.65%	0.65%	0.63%	0.63%	0.66%*
Ratio of net investment income to average net assets	1.03%	1.48%	1.38%	1.35%	0.98%*
Portfolio turnover rate(e)	12%	14%	15%	9%	11%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2017

Baillie Gifford International Choice Fund
Selected data for a Class 3 Share outstanding throughout each period:

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Period April 30, 2013(a) through December 31, 2013
Net asset value, beginning of period	$11.56	$11.65	$11.63	$12.33	$11.50
From Investment Operations
Net investment income(b)	0.15	0.18	0.18	0.17	0.09
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.50	(0.12)	0.02	(0.58)	0.82
Net increase (decrease) in net asset value from investment operations	3.65	0.06	0.20	(0.41)	0.91
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.20)	(0.15)	(0.18)	(0.18)	(0.10)
Distributions from net realized gain on investments	—	—	—	(0.12)	—
Total Dividends and Distributions	(0.20)	(0.15)	(0.18)	(0.30)	(0.10)
Proceeds from Purchase Fees and Redemption Fees(b)	0.00 (c)	0.00 (c)	0.00 (c)	0.01	0.02
Net asset value, end of period	$15.01	$11.56	$11.65	$11.63	$12.33
Total Return
Total return based on net asset value(d)	31.54%	0.61%	1.63%	(3.26)%	8.11%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$142,844	$108,594	$107,936	$106,203	$109,740
Ratio of net expenses to average net assets	0.58%	0.58%	0.56%	0.56%	0.58%*
Ratio of net investment income to average net assets	1.13%	1.55%	1.45%	1.38%	1.10%*
Portfolio turnover rate(e)	12%	14%	15%	9%	11%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2017

Baillie Gifford International Choice Fund
Selected data for a Class 4 Share outstanding throughout the period:

For the Period April 03, 2017(a) through December 31, 2017
Net asset value, beginning of period	$12.86
From Investment Operations
Net investment income(b)	0.11
Net realized and unrealized gain on investments and foreign currency transactions	2.40
Net increase in net asset value from investment operations	2.51
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.20)
Total Dividends and Distributions	(0.20)
Net asset value, end of period	$15.17
Total Return
Total return based on net asset value(c)	19.56%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$40,746
Ratio of net expenses to average net assets	0.54%*
Ratio of net investment income to average net assets	0.99%*
Portfolio turnover rate(d)	12%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

Annual Report December 31, 2017

Note A — Organization and Accounting Policies

Each of Baillie Gifford EAFE Fund ("EAFE Fund"), Baillie Gifford EAFE Choice Fund ("EAFE Choice Fund"), Baillie Gifford EAFE Pure Fund ("EAFE Pure Fund"), Baillie Gifford Emerging Markets Fund ("Emerging Markets Fund"), Baillie Gifford Global Alpha Equity Fund ("Global Alpha Equity Fund"), Baillie Gifford Global Select Equity Fund ("Global Select Equity Fund"), Baillie Gifford International Concentrated Growth Fund ("International Concentrated Growth Fund"), Baillie Gifford International Equity Fund ("International Equity Fund"), Baillie Gifford Long Term Global Growth Equity Fund ("Long Term Global Growth Equity Fund"), Baillie Gifford Positive Change Equity Fund ("Positive Change Equity Fund"), Baillie Gifford U.S. Equity Growth Fund ("U.S. Equity Growth Fund") and Baillie Gifford International Choice Fund ("International Choice Fund"), (each, a "Fund", and collectively, the "Funds") is a series of Baillie Gifford Funds (the "Trust"). The investment objective of the the Funds is to achieve capital appreciation, for more detail on specific objectives of each fund please refer to the Prospectus. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is organized as a Massachusetts business trust under the laws of Massachusetts pursuant to the Second Amended and Restated Agreement and Declaration of Trust dated February 27, 2017 as amended from time to time.

On April 10, 2017, all outstanding Class 1 shares of each Fund were converted to Class 2 shares of the same Fund with the exception of U.S. Equity Growth Fund, where the sole shareholder ceased to hold Class 1 shares and became the sole shareholder of Class K on April 28, 2017.

Effective April 28, 2017, all Funds with the exception of International Choice Fund had two new share classes added, Class K and Institutional Class. The Global Select Equity Fund, International Concentrated Growth Fund and Positive Change Equity Fund had an inception date of December 14, 2017.

Effective beginning May 1, 2017, the Funds ceased to charge the purchase and redemption fees.

The following table is a summary of classes with shares outstanding as of December 31, 2017:

	EAFE	EAFE Choice	EAFE Pure	Emerging Markets	Global Alpha Equity	Global Select Equity	International Concentrated Growth	International Equity	Long Term Global Growth Equity	Positive Change Equity	U.S. Equity Growth	International Choice
Class 2	X	X	X	X	X	N/A	N/A	X	X	N/A	N/A	X
Class 3	X	X	X	X	X	N/A	N/A	X	N/A	N/A	N/A	X
Class 4	X	N/A	N/A	N/A	X	N/A	N/A	X	X	N/A	N/A	X
Class 5	X	N/A	N/A	X	N/A	N/A	N/A	X	N/A	N/A	N/A	N/A
Class K	X	X	X	X	X	X	X	X	X	X	X	N/A
Institutional Class	X	X	X	X	X	X	X	X	X	X	X	N/A

The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The financial statements of the Funds have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). Management is required to make certain estimates and assumptions that affect the reported amounts of assets and liabilities for the Funds and disclosure of contingent assets and liabilities for the Funds at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations for the Funds during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds:

Valuation of Investments

Equity securities listed on an established securities exchange are normally valued at their last sale price on the exchange where primarily traded. Equity securities

Notes to Financial Statements

Annual Report December 31, 2017

listed on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities listed on an established securities exchange or on the NASDAQ National Market System for which there is no reported sale during the day, and in the case of over-the-counter securities not so listed, are valued at the mean between the last available bid and asked prices. Other securities for which current market quotations are not readily available (or for which quotations are not believed to be reliable due to market changes that occur after the most recent available quotations are obtained or any other reason), and all other assets, are taken at fair value as determined in good faith by Baillie Gifford Overseas Limited (the "Manager"), pursuant to procedures approved by the trustees of the Trust (the "Trustees"). The actual calculations may be made by persons acting pursuant to the direction of the Trustees or by pricing services.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to close of regular trading on the New York Stock Exchange. Occasionally, events affecting the value of equity securities of non-U.S. issuers not traded on a U.S. exchange may occur between the completion of substantial trading of such securities for the day and the close of regular trading on the New York Stock Exchange, which events may not be reflected in the computation of a Funds' net asset values. If events materially affecting the value of the Funds' portfolio securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Manager, pursuant to procedures approved by the Board. The Funds utilize a third party pricing service which for all equity securities, except those traded on a Canadian, Latin American or U.S. exchange, subject to certain minimum confidence levels, applies a fair value adjustment that seeks to reflect changes in such securities' market prices since the close of the market on which they are traded. To the extent that securities are valued using this service, they will be classified as Level 2 securities in the fair value measurement framework described below.

The Funds invest in obligations of foreign entities and securities denominated in foreign currencies. Such investments involve risk not typically involved with domestic investments. Such risks include fluctuations in foreign exchange rates, inability to convert proceeds into U.S. dollars, application of foreign tax laws, foreign investment restrictions, less publicly available information about foreign financial instruments, less liquidity resulting from substantially less trading volume, more volatile prices, and generally less government supervision of foreign securities markets and issuers.

Fair Value Measurement

GAAP provides guidance on fair value measurements and defines fair value as the price that a Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. It establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund's investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

Level 1 —  unadjusted quoted prices in active markets for identical investments

Level 2 —  other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 —  significant unobservable inputs (including the Trust's own assumptions in determining the fair value of investments)

For Level 1 inputs, the Fund's use unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

The Funds' Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities.

For Level 3 valuation techniques, the Funds use unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair

Notes to Financial Statements

Annual Report December 31, 2017

value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

It is each Fund's policy to recognize transfers in and transfers out at the fair value as of the beginning of the period. The portfolio may hold securities which are periodically fair valued in accordance with the Funds' Pricing and Valuation Procedures. This may result in movements between Levels 1, 2, and 3 throughout the period.

These transfers may result from using third-party vendor modeling tools to reflect any significant market movements between the time at which the Funds valued their securities and the earlier closing of foreign markets. With regard to the transfers from Level 1 into Level 2, quotations were still obtained from the Funds' third party pricing vendor. Pursuant to the Funds' fair value procedures noted previously, equity securities (including exchange traded securities) are generally categorized as Level 1 securities in the fair value hierarchy. Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in accordance with procedures established by and under the supervision of the Trustees. These valuations are typically categorized as Level 2 or Level 3 securities in the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value each Fund's investments at December 31, 2017 is disclosed at the end of each Fund's Portfolio of Investments.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the applicable rate of exchange to determine the value of investments, assets and liabilities. For the Funds, purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate that portion of net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Securities Transactions and Investment Income

The Funds' securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date.

Investment income, expenses (other than those specific to a particular class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net asset value on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Federal Taxes

Each Fund intends to continue to qualify to be taxed as a "regulated investment company" under the provisions of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and as such will not be subject to U.S. federal income tax on income (including any net realized capital gains) which is distributed in accordance with the provisions of the Code to the Funds' shareholders. Therefore, no U.S. federal income tax provision is required.

Investment income received from investments in foreign jurisdictions may be subject to foreign withholding tax. Whenever possible, the Funds will attempt to operate so as to qualify for reduced tax rates or tax exemptions in those countries with which the United States has a tax treaty. Foreign taxes, if any, net of any reclaims, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest.

Notes to Financial Statements

Annual Report December 31, 2017

In addition to the requirements of the Code, the Funds may also be subject to capital gains tax in India and potentially other foreign jurisdictions on gains realized upon sale of Indian securities, payable upon repatriation of sales proceeds. Any realized losses in excess of gains may be carried forward to offset future gains. Funds with exposure to Indian securities and potentially other foreign jurisdictions accrue a deferred liability for unrealized gains in excess of available loss carryforwards on Indian securities based on existing tax rates and holding periods of the securities. As of December 31, 2017, the Emerging Markets Fund recorded a deferred liability for potential future Indian capital gains taxes of $8,631,321. As of December 31, 2017 Global Alpha Fund recorded a deferred liability for potential future India capital gains taxes of $247,657. As of December 31, 2017 International Choice recorded a deferred liability for potential future India capital gains taxes of $76,371.

The Funds are subject to tax accounting standards that provide guidance for how certain and uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. These standards require the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a reduction in a tax benefit or expense in the current year. Management has evaluated the application of these standards and has determined no liabilities for income tax related expenses are required in the financial statements of the Funds. For the International Equity Fund, EAFE Fund, EAFE Choice Fund, Emerging Markets Fund, Global Alpha Equity Fund, International Choice Fund, EAFE Pure Fund and Long Term Global Growth Equity Fund, the tax periods 2015 through present remain subject to examination. For the U.S. Equity Growth Fund, the tax period ended 2016 through present remain subject to examination. For the Global Select Equity Fund, International Concentrated Growth Fund and Positive Change Equity Fund, the tax period ended 2017 is subject to examination.

At December 31, 2017 for Federal income tax purposes, the following Fund has capital loss carryforwards available to offset future capital gains indefinitely. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders.

Fund	Short Term Capital Loss No Expiration	Long Term Capital Loss No Expiration	Capital Loss Available Total
International Choice	—	$6,374,949	$6,374,949

During the year ended December 31, 2017, the following Funds utilized capital loss carryforwards:

Fund	Utilized
EAFE Choice	$7,507,574
EAFE Pure	3,684,286
Emerging Markets	27,705,851
Global Alpha Equity	18,762,547
International Choice	8,852,010

Realized capital losses, currency losses and passive foreign investment company ("PFIC") losses incurred after October 31 ("post-October losses/Late-Year Specified") within the taxable year are deemed to arise on the first business day of each Fund's next taxable year. During the year or period ended December 31, 2017, the Funds shown below incurred and will elect to defer net post-October or late-year losses as indicated.

Notes to Financial Statements

Annual Report December 31, 2017

At December 31, 2017, the components of accumulated earnings on tax basis were as follows:

Fund	Undistributed Net Ordinary Income	Long Term Capital Gains	Capital Loss Carryforwards	Post October Capital/Currency Losses/Late year ordinary losses	Net Unrealized Appreciation/ Depreciation on Investments and Foreign Currencies	Total Accumulated Earnings/ Deficit
EAFE	$44,387	$42,600,167	$—	$—	$1,260,846,798	$1,303,491,352
EAFE Choice	—	1,902,080	—	(469,763)	84,192,674	85,624,991
EAFE Pure	—	2,237,108	—	(731,523)	48,400,389	49,905,974
Emerging Markets	—	93,545,579	—	(479,011)	598,630,696	691,697,264
Global Alpha Equity	1,559,743	14,653,534	—	—	349,813,029	366,026,306
Global Select Equity	766	—	—	—	44,437	45,203
International Concentrated Growth	—	—	—	—	6,620	6,620
International Equity	3,304,560	14,328,681	—	—	877,987,970	895,621,211
Long Term Global Growth Equity	—	3,906,506	—	(22,229)	50,023,604	53,907,881
Positive Change Equity	—	—	—	(138)	16,710	16,572
U.S. Equity Growth	9,266	—	—	—	329,754	339,020
International Choice	—	—	(6,374,949)	(532,464)	119,044,415	112,137,002

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to the differing book/tax treatment of realized losses on wash sales and mark to market income on securities categorized as PFICs.

For the year ended December 31, 2017, the following reclassifications have been made on the Statements of Assets and Liabilities as a result of certain differences in the computation of net investment income and net realized capital gains under U.S. federal income tax rules and regulations versus GAAP, such as the treatment of foreign currency gains and losses and the redesignation of dividends.

Fund	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gains (Losses) on Investments and Foreign Currency Transactions	Paid-in Capital
EAFE	$1,784,910	$(1,784,910)	$—
EAFE Choice	(7,649)	7,649	—
EAFE Pure	74,108	(74,108)	—
Emerging Markets	2,270,133	(2,270,133)	—
Global Alpha Equity	139,122	(139,122)	—
Global Select Equity	(2,309)	2,309	—
International Concentrated Growth	302	1,608	(1,910)
International Equity	(278,517)	278,517	—
Long Term Global Growth Equity	503,154	41,518	(544,672)
Positive Change Equity	69	138	(207)
U.S. Equity Growth	3,236	(3,236)	—
International Choice	(43,089)	43,090	(1)

Notes to Financial Statements

Annual Report December 31, 2017

Dividends and Distributions to Shareholders

The Funds intend to distribute each year, as dividends, substantially all net investment income and net capital gains realized. All such dividends or distributions are credited in the form of additional shares of the Funds at net asset value on the ex-dividend date unless the shareholder elects to receive dividends and distributions in cash. Currently, the Funds' policies are to distribute net investment income and net capital gains on an annual basis. Such distributions are determined in conformity with U.S. federal income tax regulations, which may differ from GAAP.

For the years or periods ended December 31, 2017 and December 31, 2016, the tax characters of the dividends paid were:

Fund	Ordinary Income 2017	Long Term Capital Gains 2017	Return of Capital 2017	Ordinary Income 2016	Long Term Capital Gains 2016	Return of Capital 2016
EAFE	$19,751,226	$48,725,790	$—	$15,659,306	$101,073,397	$—
EAFE Choice	4,719,038	—	—	3,673,930	—	—
EAFE Pure	5,473,971	—	—	2,430,664	—	—
Emerging Markets	19,863,377	13,157,890	—	12,494,261	—	207,935
Global Alpha Equity	8,003,422	32,552,970	—	5,050,014	2,554,846	—
Global Select Equity	—	—	—	—	—	—
International Concentrated Growth	—	—	—	—	—	—
International Equity	22,247,527	51,665,372	—	24,716,327	23,695,901	—
Long Term Global Growth Equity	—	—	—	—	478,647	—
Positive Change Equity	—	—	—	—	—	—
U.S. Equity Growth	5,513	—	—	—	—	—
International Choice	6,402,464	—	—	4,399,276	—	—

For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.

Note B — Investment Management and Other Services

The Funds are advised and managed by the Manager. The Manager, an investment adviser registered with the Securities and Exchange Commission (the "SEC"), is a wholly owned subsidiary of Baillie Gifford & Co.

Under an investment advisory agreement between the Manager and the Trust on behalf of the Funds (the "Advisory Agreeement"), each Fund paid the Manager an investment advisory fee, in arrears, for the year or period ended December 31, 2017.

Effective May 1, 2017, the fee paid by each Fund under the Advisory Agreement is subject to the breakpoints reflected in the table below. The fee is calculated and acrrued daily as percentage of the average daily net assets of each Fund and is paid quarterly.

Fund	Average Daily Net Assets of the Fund (millions)	Annual Rate at Each Asset Level
EAFE	$0 - $2,000 > $2,000 - $5,000 Above $5,000	0.35% 0.31% 0.29%
EAFE Choice	$0 - $2,000 > $2,000 - $5,000 Above $5,000	0.35% 0.31% 0.29%

Notes to Financial Statements

Annual Report December 31, 2017

Fund	Average Daily Net Assets of the Fund (millions)	Annual Rate at Each Asset Level
EAFE Pure	$0 - $2,000 > $2,000 - $5,000 Above $5,000	0.35% 0.31% 0.29%
Emerging Markets	$0 - $2,000 > $2,000 - $5,000 Above $5,000	0.55% 0.51% 0.49%
Global Alpha Equity	$0 - $2,000 > $2,000 - $5,000 Above $5,000	0.40% 0.36% 0.34%
Global Select Equity	$0 - $2,000 > $2,000 - $5,000 Above $5,000	0.33% 0.29% 0.27%
International Concentrated Growth	$0 - $2,000 > $2,000 - $5,000 Above $5,000	0.40% 0.36% 0.34%
International Equity	$0 - $2,000 > $2,000 - $5,000 Above $5,000	0.35% 0.31% 0.29%
Long Term Global Growth Equity	$0 - $2,000 > $2,000 - $5,000 Above $5,000	0.45% 0.41% 0.39%
Positive Change Equity	$0 - $2,000 > $2,000 - $5,000 Above $5,000	0.33% 0.29% 0.27%
U.S. Equity Growth	$0 - $2,000 > $2,000 - $5,000 Above $5,000	0.33% 0.29% 0.27%
International Choice	$0 - $2,000 > $2,000 - $5,000 Above $5,000	0.35% 0.31% 0.29%

Prior to April 30, 2017, the advisory fees paid by the Funds were as follows:

Fund	Annual Rate
EAFE	0.35%
EAFE Choice	0.35%
EAFE Pure	0.35%
Emerging Markets	0.55%
Global Alpha Equity	0.40%
International Equity	0.35%
Long Term Global Growth Equity	0.45%
U.S. Equity Growth	0.25%
International Choice	0.35%

Notes to Financial Statements

Annual Report December 31, 2017

Effective May 1, 2017, advisory fees for all classes paid by each Fund under the Advisory Agreement are subjected to breakpoints for Fund assets above $2 billion and $5 billion.

The Manager has contractually agreed to waive its fees and/or bear expenses of the Long Term Global Growth Equity Fund through April 30, 2018 to the extent that such Fund's Total Annual Fund Operating Expenses (excluding interest, taxes and extraordinary expenses) exceed 0.77% for Class 2 shares, 0.70% for Class 3 shares, 0.67% for Class 4 shares, 0.62% for Class 5 shares, 0.77% for Class K shares, and 0.92% for Institutional Class shares.

The Manager has also contractually agreed to waive its fees and/or bear expenses of the U.S. Equity Growth Fund through April 30, 2018 to the extent that the Fund's Total Annual Operating Expenses (excluding interest, taxes and extraordinary expenses) exceed 0.57% for Class K shares, and 0.72% for Institutional Class shares.

The Manager has also contractually agreed to waive its fees and/or bear expenses of the Global Select Equity Fund & Positive Change Equity Fund through April 30, 2019 to the extent that the Funds' Total Annual Operating Expenses (excluding interest, taxes and extraordinary expenses) exceed 0.65% for Class K shares, and 0.80% for Institutional Class shares.

The Manager has contractually agreed to waive its fees and/or bear expenses of the International Concentrated Growth Fund through April 30, 2019 to the extent that such Fund's Total Annual Fund Operating Expenses (excluding interest, taxes and extraordinary expenses) exceed 0.72% for Class K shares, and 0.87% for Institutional Class shares.

Waived fees for all Funds are not subject to recoupment.

Baillie Gifford Funds Services LLC ("BGFS"), a wholly-owned subsidiary of the Manager, serves as the sole distributor and principal underwriter of the shares of the Funds.

Each Fund (other than the Global Select Equity Fund, the International Concentrated Growth Fund, the Positive Change Equity and the U.S. Equity Growth Fund) has adopted a Shareholder Servicing Plan providing that the Fund may pay the Manager, or any other entity that acts from time to time as the shareholder servicing agent with respect to a class of Fund shares, for services rendered and expenses borne in connection with the provision of services provided to Fund investors and/or the maintenance of shareholder accounts. For these services, the Funds pay the Manager a fee at the annualized rate of the Funds' average daily net assets attributed to each class of share as follows:

	EAFE	EAFE Choice	EAFE Pure	Emerging Markets	Global Alpha Equity	International Equity	Long Term Global Growth Equity	International Choice
Class 2	0.17%	0.17%	0.17%	0.17%	0.17%	0.17%	0.17%	0.17%
Class 3	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Class 4	0.07%	0.07%	0.07%	0.07%	0.07%	0.07%	0.07%	0.07%
Class 5	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%

With respect to Class K and Institutional Class shares, the Manager is responsible for providing certain administrative services to Fund shareholders as well as coordinating, overseeing and supporting services provided to Fund shareholders by third parties, including financial intermediaries that hold accounts with the Funds, pursuant to an Administration and Supervisory Agreement between the Manager and the Trust on behalf of each Fund. Each Fund other than the International Choice Fund has adopted an Administration, Supervisory and Sub-Accounting Services Plan with respect to Class K and Institutional Class shares of each Fund, which authorizes each Fund to pay the Manager an Administration and Supervisory Fee quarterly, in arrears, with respect to Class K and Institutional Class shares at an annual rate of 0.17% of such Fund's average net assets.

The Bank of New York Mellon serves as the Funds' administrator and custodian. BNY Mellon Investment Servicing (U.S.) Inc. serves as the Trust's transfer agent, registrar and dividend disbursing agent.

Notes to Financial Statements

Annual Report December 31, 2017

Note C — Investment Transactions

Purchases and proceeds from sales of securities (excluding in-kind purchases and redemptions and short-term securities) for the year or period ended December 31, 2017 were as follows:

Fund	Purchases	Sales
EAFE	$240,331,073	$596,129,839
EAFE Choice	37,788,111	107,251,471
EAFE Pure	124,248,381	55,752,796
Emerging Markets	564,943,207	898,434,990
Global Alpha Equity	278,321,058	264,683,757
Global Select Equity	2,957,454	—
International Concentrated Growth	979,387	—
International Equity	225,013,606	342,954,331
Long Term Global Growth Equity	82,928,206	15,977,768
Positive Change Equity	974,533	—
U.S. Equity Growth	177,029	261,905
International Choice	102,925,386	52,208,251

The Funds' cost of investments and gross unrealized appreciation (depreciation) at December 31, 2017 for U.S. federal income tax purposes were as follows:

Fund	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Appreciation
EAFE	$1,501,421,391	$1,393,498,788	$(132,726,375)	$1,260,772,413
EAFE Choice	220,589,746	101,156,822	(16,980,534)	84,176,288
EAFE Pure	252,427,580	61,901,344	(13,515,597)	48,385,747
Emerging Markets	1,089,634,793	643,487,889	(36,241,028)	607,246,861
Global Alpha Equity	785,107,091	389,449,517	(39,403,242)	350,046,275
Global Select Equity	2,960,940	74,543	(30,107)	44,436
International Concentrated Growth	979,387	19,896	(13,276)	6,620
International Equity	1,211,949,065	979,587,725	(101,642,696)	877,945,029
Long Term Global Growth Equity	135,716,536	52,797,651	(2,775,411)	50,022,240
Positive Change Equity	974,533	28,032	(11,322)	16,710
U.S. Equity Growth	923,823	359,179	(29,425)	329,754
International Choice	383,559,181	153,719,841	(34,618,944)	119,100,897

Notes to Financial Statements

Annual Report December 31, 2017

Note D — Transactions in Shares of Beneficial Interest

	EAFE Fund
	Class 1 Shares For the Period Ended December 31, 2017		Class 2 Shares For the Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	142	$1,508	9,465,027 **	$109,733,985 **
Purchase fees	—	279	—	11,880
Redemption fees	—	100	—	16,484
Shares issued in reinvestment of dividends and distributions	—	—	1,211,109	17,464,610
Shares redeemed	(1,838,303)*	(20,817,261)*	(31,363,941)	(437,863,539)
Net increase (decrease)	(1,838,161)	$(20,815,374)	(20,687,805)	$(310,636,580)
	EAFE Fund
	Class 3 Shares For the Year Ended December 31, 2017		Class 4 Shares For the Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	7,588,420	$110,142,876	1,895,088	$25,000,000
Purchase fees	—	6,994	—	3,256
Redemption fees	—	8,105	—	4,201
Shares issued in reinvestment of dividends and distributions	1,024,175	14,798,611	518,970	7,503,626
Shares redeemed	(9,802,341)	(122,361,558)	(1,409,453)	(20,000,000)
Net increase (decrease)	(1,189,746)	$2,595,028	1,004,605	$12,511,083
	EAFE Fund
	Class 5 Shares For the Year Ended December 31, 2017		Class K Shares For the Period Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	—	$—	416	$5,000
Purchase fees	—	12,563	—	—
Redemption fees	—	16,205	—	—
Shares issued in reinvestment of dividends and distributions	1,981,299	28,702,684	10	150
Shares redeemed	—	—	—	—
Net increase	1,981,299	$28,731,452	426	$5,150

*  1,580,441 shares and $17,964,404 converted from Class 1 into Class 2.

**  1,573,520 shares and $17,964,404 converted into Class 2 from Class 1.

Notes to Financial Statements

Annual Report December 31, 2017

	EAFE Fund
	Institutional Class Shares For the Period Ended December 31, 2017
	Shares	Amount
Shares sold	416	$5,000
Purchase fees	—	—
Redemption fees	—	—
Shares issued in reinvestment of dividends and distributions	10	150
Shares redeemed	—	—
Net increase	426	$5,150

	EAFE Fund
	Class 1 Shares For the Period Ended December 31, 2016		Class 2 Shares For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Shares sold	4,698,114	$47,348,253	6,086,887	$63,886,179
Purchase fees	—	1,029	—	34,321
Redemption fees	—	1,595	—	32,039
Shares issued in reinvestment of dividends and distributions	96,772	969,616	3,840,670	38,642,083
Shares redeemed	(2,956,724)	(30,384,500)	(6,964,934)	(72,383,976)
Net increase	1,838,162	$17,935,993	2,962,623	$30,210,646
	EAFE Fund
	Class 3 Shares For the Year Ended December 31, 2016		Class 4 Shares For the Period Ended December 31, 2016
	Shares	Amount	Shares	Amount
Shares sold	19,421,551	$197,212,132	18,892,940	$217,043,346
Purchase fees	—	28,671	—	2,941
Redemption fees	—	27,583	—	2,280
Shares issued in reinvestment of dividends and distributions	2,333,635	23,564,955	1,063,818	10,705,515
Shares redeemed	(25,372,008)	(284,259,708)	(18,867,216)	(191,724,888)
Net increase (decrease)	(3,616,822)	$(63,426,367)	1,089,542	$36,029,194

Notes to Financial Statements

Annual Report December 31, 2017

	EAFE Fund
	Class 5 Shares For the Year Ended December 31, 2016
	Shares	Amount
Shares sold	—	$—
Purchase fees	—	36,592
Redemption fees	—	34,541
Shares issued in reinvestment of dividends and distributions	4,195,386	42,410,685
Shares redeemed	—	—
Net increase	4,195,386	$42,481,818

	EAFE Choice Fund
	Class 1 Shares For the Period Ended December 31, 2017		Class 2 Shares For the Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	117	$1,497	139,266 **	$2,010,737 **
Purchase fees	—	—	—	1,361
Redemption fees	—	—	—	4,257
Shares issued in reinvestment of dividends and distributions	—	—	265,970	4,282,725
Shares redeemed	(352)*	(4,741)*	(4,847,568)	(76,008,120)
Net decrease	(235)	$(3,244)	(4,442,332)	$(69,709,040)
	EAFE Choice Fund
	Class 3 Shares For the Year Ended December 31, 2017		Class K Shares For the Period Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	176,660	$2,591,699	353	$5,000
Purchase fees	—	100	—	—
Redemption fees	—	317	—	—
Shares issued in reinvestment of dividends and distributions	26,628	432,754	6	92
Shares redeemed	(128,175)	(1,910,571)	—	—
Net increase (decrease)	75,113	$1,114,299	359	$5,092

*  352 shares and $4,741 converted from Class 1 into Class 2.

**  348 shares and $4,741 converted into Class 2 from Class 1.

Notes to Financial Statements

Annual Report December 31, 2017

	EAFE Choice Fund
	Institutional Class Shares For the Period Ended December 31, 2017
	Shares	Amount
Shares sold	12,471	$199,000
Purchase fees	—	—
Redemption fees	—	—
Shares issued in reinvestment of dividends and distributions	6	98
Shares redeemed	—	—
Net increase (decrease)	12,477	$199,098

	EAFE Choice Fund
	Class 1 Shares For the Period Ended December 31, 2016		Class 2 Shares For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Shares sold	870,137	$10,978,072	5,205,400	$64,883,358
Purchase fees	—	7,278	—	100,782
Redemption fees	—	781	—	24,442
Shares issued in reinvestment of dividends and distributions	3	39	275,500	3,413,749
Shares redeemed	(2,438,388)	(30,703,470)	(1,882,174)	(24,097,363)
Net increase (decrease)	(1,568,248)	$(19,717,300)	3,598,726	$44,324,968

	EAFE Choice Fund
	Class 3 Shares For the Year Ended December 31, 2016
	Shares	Amount
Shares sold	214,939	$2,715,447
Purchase fees	—	8,214
Redemption fees	—	1,724
Shares issued in reinvestment of dividends and distributions	20,799	260,142
Shares redeemed	(210,489)	(2,710,863)
Net increase	25,249	$274,664

Notes to Financial Statements

Annual Report December 31, 2017

	EAFE PURE Fund
	Class 1 Shares For the Period Ended December 31, 2017		Class 2 Shares For the Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	154	$1,497	1,993,899 **	$19,968,711 **
Purchase fees	—	5	—	198,413
Redemption fees	—	—	—	3,003
Shares issued in reinvestment of dividends and distributions	—	—	327,488	3,944,235
Shares redeemed	(461)*	(4,715)*	(2,015,092)	(23,503,003)
Net increase (decrease)	(307)	$(3,213)	306,295	$611,359
	EAFE PURE Fund
	Class 3 Shares For the Year Ended December 31, 2017		Class K Shares For the Period Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	7,086,028	$74,325,352	466	$5,000
Purchase fees	—	1	—	—
Redemption fees	—	—	—	—
Shares issued in reinvestment of dividends and distributions	125,774	1,529,525	9	105
Shares redeemed	(432,822)	(5,000,000)	—	—
Net increase	6,778,980	$70,854,878	475	$5,105

	EAFE PURE Fund
	Institutional Class Shares For the Period Ended December 31, 2017
	Shares	Amount
Shares sold	466	$5,000
Purchase fees	—	—
Redemption fees	—	—
Shares issued in reinvestment of dividends and distributions	9	105
Shares redeemed	—	—
Net increase	475	$5,105

*  461 shares and $4,715 converted from Class 1 into Class 2.

**  457 shares and $4,715 converted into Class 2 from Class 1.

Notes to Financial Statements

Annual Report December 31, 2017

	EAFE PURE Fund
	Class 1 Shares For the Period Ended December 31, 2016		Class 2 Shares For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Shares sold	303	$2,994	—	$—
Purchase fees	—	—	—	6
Redemption fees	—	—	—	—
Shares issued in reinvestment of dividends and distributions	5	44	256,259	2,430,621
Shares redeemed	—	—	—	—
Net increase	308	$3,038	256,259	$2,430,627
	Emerging Markets Fund
	Class 1 Shares For the Period Ended December 31, 2017		Class 2 Shares For the Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	96	$1,497	2,787,599 **	$49,650,731 **
Purchase fees	—	281	—	4,567
Redemption fees	—	—	—	4,199
Shares issued in reinvestment of dividends and distributions	—	—	167,120	3,767,062
Shares redeemed	(500,747)*	(8,699,086)*	(2,033,116)	(45,405,788)
Net increase (decrease)	(500,651)	$(8,697,308)	921,603	$8,020,771
	Emerging Markets Fund
	Class 3 Shares For the Year Ended December 31, 2017		Class 5 Shares For the Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Purchase fees	—	4,814	—	40,345
Redemption fees	—	3,560	—	29,835
Shares issued in reinvestment of dividends and distributions	165,344	3,756,892	1,034,998	24,116,683
Shares redeemed	—	—	(17,316,669)	(396,049,578)
Net increase (decrease)	165,344	$3,765,266	(16,281,671)	$(371,862,715)

*  500,747 shares and $8,699,086 converted from Class 1 into Class 2.

**  492,613 shares and $8,699,086 converted into Class 2 from Class 1.

Notes to Financial Statements

Annual Report December 31, 2017

	Emerging Markets Fund
	Class K Shares For the Period Ended December 31, 2017		Institutional Class Shares For the Period Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	4,741,936	$98,891,235	274	$5,000
Purchase fees	—	—	—	—
Redemption fees	—	—	—	—
Shares issued in reinvestment of dividends and distributions	59,488	1,339,105	5	121
Shares redeemed	(1,583,086)	(35,000,000)	—	—
Net increase	3,218,338	$65,230,340	279	$5,121
	Emerging Markets Fund
	Class 1 Shares For the Period Ended December 31, 2016		Class 2 Shares For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Shares sold	496,351	$7,035,259	4,229,576	$69,655,261
Purchase fees	—	809	—	35,040
Redemption fees	—	14	—	1,637
Shares issued in reinvestment of dividends and distributions	4,300	63,550	73,367	1,102,014
Shares redeemed	—	—	(935,781)	(13,454,743)
Net increase	500,651	$7,099,632	3,367,162	$57,339,209
	Emerging Markets Fund
	Class 3 Shares For the Period Ended December 31, 2016		Class 4 Shares For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Shares sold	8,297,326	$122,132,513	—	$—
Purchase fees	—	13,857	—	46,053
Redemption fees	—	241	—	2,003
Shares issued in reinvestment of dividends and distributions	78,731	1,191,919	—	—
Shares redeemed	—	—	(6,500,627)	(110,086,301)
Net increase (decrease)	8,376,057	$123,338,530	(6,500,627)	$(110,038,245)

Notes to Financial Statements

Annual Report December 31, 2017

	Emerging Markets Fund
	Class 5 Shares For the Year Ended December 31, 2016
	Shares	Amount
Shares sold	7,003,622	$119,060,276
Purchase fees	—	439,341
Redemption fees	—	21,089
Shares issued in reinvestment of dividends and distributions	667,883	10,344,713
Shares redeemed	(59,981)	(1,002,506)
Net increase	7,611,524	$128,862,913

	Global Alpha Equity Fund
	Class 1 Shares For the Period Ended December 31, 2017		Class 2 Shares For the Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	102	$1,498	1,214,499 **	$20,191,462 **
Purchase fees	—	—	—	5,472
Redemption fees	—	—	—	6,754
Shares issued in reinvestment of dividends and distributions	—	—	286,122	5,398,523
Shares redeemed	(319)*	(4,965)*	(8,809,058)	(154,903,521)
Net increase (decrease)	(217)	$(3,467)	(7,308,437)	$(129,301,310)
	Global Alpha Equity Fund
	Class 3 Shares For the Year Ended December 31, 2017		Class 4 Shares For the Period Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	9,384,358	$167,078,422	18,644,881	$352,706,903
Purchase fees	—	14,033	—	—
Redemption fees	—	17,770	—	—
Shares issued in reinvestment of dividends and distributions	1,039,321	19,986,144	669,263	13,112,596
Shares redeemed	(21,154,751)	(388,729,425)	(522,422)	(10,500,000)
Net increase (decrease)	(10,731,072)	$(201,633,056)	18,791,722	$355,319,499

*  319 shares and $4,965 converted from Class 1 into Class 2.

**  312 shares and $4,965 converted into Class 2 from Class 1.

Notes to Financial Statements

Annual Report December 31, 2017

	Global Alpha Equity Fund
	Class K Shares For the Period Ended December 31, 2017		Institutional Class Shares For the Period Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	4,132,888 *	$75,400,530 *	302	$5,000
Purchase fees	—	—	—	—
Redemption fees	—	—	—	—
Shares issued in reinvestment of dividends and distributions	109,284	2,058,917	11	213
Shares redeemed	(1,258,732)	(23,575,015)	—	—
Net increase	2,983,440	$53,884,432	313	$5,213
	Global Alpha Equity Fund
	Class 1 Shares For the Period Ended December 31, 2016		Class 2 Shares For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Shares sold	216	$2,996	7,593,796	$102,389,191
Purchase fees	—	1	—	50,495
Redemption fees	—	—	—	12,291
Shares issued in reinvestment of dividends and distributions	2	26	164,823	2,377,207
Shares redeemed	—	—	(7,363,426)	(108,680,958)
Net increase (decrease)	218	$3,023	395,193	$(3,851,774)

	Global Alpha Equity Fund
	Class 3 Shares For the Year Ended December 31, 2016
	Shares	Amount
Shares sold	13,816,078	$206,629,056
Purchase fees	—	107,459
Redemption fees	—	21,142
Shares issued in reinvestment of dividends and distributions	354,436	5,227,626
Shares redeemed	(9,262,478)	(128,628,662)
Net increase	4,908,036	$83,356,621

*  Includes in-kind subscription for 1,607,239 shares and $28,817,791.

Notes to Financial Statements

Annual Report December 31, 2017

	Global Select Equity Fund
	Class K Shares For the Period Ended December 31, 2017		Institutional Class Shares For the Period Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	150,000	$1,500,000	150,000	$1,500,000
Purchase fees	—	—	—	—
Redemption fees	—	—	—	—
Shares issued in reinvestment of dividends and distributions	—	—	—	—
Shares redeemed	—	—	—	—
Net increase	150,000	$1,500,000	150,000	$1,500,000
	International Concentrated Growth Fund
	Class K Shares For the Period Ended December 31, 2017		Institutional Class Shares For the Period Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	50,000	$500,000	50,000	$500,000
Purchase fees	—	—	—	—
Redemption fees	—	—	—	—
Shares issued in reinvestment of dividends and distributions	—	—	—	—
Shares redeemed	—	—	—	—
Net increase	50,000	$500,000	50,000	$500,000
	International Equity Fund
	Class 1 Shares For the Period Ended December 31, 2017		Class 2 Shares For the Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	135	$1,497	1,828,103 **	$21,820,826 **
Purchase fees	—	129	—	3,746
Redemption fees	—	206	—	5,976
Shares issued in reinvestment of dividends and distributions	—	—	1,160,931	16,410,339
Shares redeemed	(1,855,127)*	(21,814,876)*	(22,421,627)	(295,922,268)
Net increase (decrease)	(1,854,992)	$(21,813,044)	(19,432,593)	$(257,681,381)

*  1,855,127 shares and $21,814,876 converted from Class 1 into Class 2.

**  1,827,648 shares and $21,814,876 converted into Class 2 from Class 1.

Notes to Financial Statements

Annual Report December 31, 2017

	International Equity Fund
	Class 3 Shares For the Year Ended December 31, 2017		Class 4 Shares For the Period Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	16,354,903	$215,980,083	15,387,668	$206,702,541
Purchase fees	—	5,862	—	—
Redemption fees	—	9,457	—	—
Shares issued in reinvestment of dividends and distributions	2,731,488	39,089,511	560,731	8,147,477
Shares redeemed	(24,252,519)	(324,073,123)	—	—
Net increase (decrease)	(5,166,128)	$(68,988,210)	15,948,399	$214,850,018
	International Equity Fund
	Class 5 Shares For the Year Ended December 31, 2017		Class K Shares For the Period Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	147,805	$2,000,007	7,393,671	$105,992,735
Purchase fees	—	1,085	—	—
Redemption fees	—	1,728	—	—
Shares issued in reinvestment of dividends and distributions	429,770	6,342,711	278,005	3,922,653
Shares redeemed	(2,930,950)	(41,800,000)	—	—
Net increase	(2,353,375)	$(33,454,469)	7,671,676	$109,915,388

	International Equity Fund
	Institutional Class Shares For the Period Ended December 31, 2017
	Shares	Amount
Shares sold	402	$5,000
Purchase fees	—	—
Redemption fees	—	—
Shares issued in reinvestment of dividends and distributions	15	208
Shares redeemed	—	—
Net increase	417	$5,208

Notes to Financial Statements

Annual Report December 31, 2017

	International Equity Fund
	Class 1 Shares For the Period Ended December 31, 2016		Class 2 Shares For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Shares sold	1,804,363	$18,721,547	18,649,438	$197,471,010
Purchase fees	—	404	—	25,933
Redemption fees	—	986	—	37,355
Shares issued in reinvestment of dividends and distributions	50,629	545,821	1,530,262	16,800,244
Shares redeemed	—	—	(33,640,173)	(363,708,396)
Net increase (decrease)	1,854,992	$19,268,758	(13,460,473)	$(149,373,854)
	International Equity Fund
	Class 3 Shares For the Year Ended December 31, 2016		Class 5 Shares For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Shares sold	28,870,850	$314,718,178	—	$—
Purchase fees	—	31,311	—	6,808
Redemption fees	—	45,973	—	9,709
Shares issued in reinvestment of dividends and distributions	2,343,575	25,982,896	443,774	5,083,267
Shares redeemed	(20,158,056)	(216,391,115)	(1,435,575)	(17,199,199)
Net increase (decrease)	11,056,369	$124,387,243	(991,801)	$(12,099,415)
	Long Term Global Growth Equity Fund
	Class 1 Shares For the Year Ended December 31, 2017		Class 2 Shares For the Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	1,805	$19,028	975,426 **	$12,925,524 **
Purchase fees	—	1,663	—	4,974
Redemption fees	—	—	—	—
Shares issued in reinvestment of dividends and distributions	—	—	—	—
Shares redeemed	(1,118,879)*	(12,790,798)*	(404,454)	(7,000,025)
Net increase (decrease)	(1,117,074)	$(12,770,107)	570,972	$5,930,473

*  1,118,879 shares and $12,790,798 converted from Class 1 into Class 2.

**  966,613 shares and $12,790,798 converted into Class 2 from Class 1.

Notes to Financial Statements

Annual Report December 31, 2017

	Long Term Global Growth Equity Fund
	Class 4 Shares For the Year Ended December 31, 2017		Class K Shares For the Period Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	725,715	$10,989,000	4,073,618	$66,005,000
Purchase fees	—	4,405	—	—
Redemption fees	—	—	—	—
Shares issued in reinvestment of dividends and distributions	—	—	—	—
Shares redeemed	—	(22)	—	—
Net increase	725,715	$10,993,383	4,073,618	$66,005,000

Long Term Global Growth Equity Fund
Institutional Class Shares For the Period Ended December 31, 2017
	Shares	Amount
Shares sold	358	$5,000
Purchase fees	—	—
Redemption fees	—	—
Shares issued in reinvestment of dividends and distributions	—	—
Shares redeemed	—	—
Net increase	358	$5,000

	Long Term Global Growth Equity Fund
	Class 1 Shares For the Year Ended December 31, 2016		Class 2 Shares For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Shares sold	100,133	$1,066,932	—	$—
Purchase fees	—	141	—	425
Redemption fees	—	2,214	—	6,897
Shares issued in reinvestment of dividends and distributions	6,652	68,401	16,271	193,711
Shares redeemed	—	—	(209,222)	(2,502,502)
Net increase (decrease)	106,785	$1,137,688	(192,951)	$(2,301,469)

Notes to Financial Statements

Annual Report December 31, 2017

	Long Term Global Growth Equity Fund
	Class 4 Shares For the Year Ended December 31, 2016
	Shares	Amount
Shares sold	—	$—
Purchase fees	—	502
Redemption fees	—	6,965
Shares issued in reinvestment of dividends and distributions	15,793	216,535
Shares redeemed	(1,004,102)	(13,573,574)
Net decrease	(988,309)	$(13,349,572)

	Positive Change Equity Fund
	Class K Shares For the Period Ended December 31, 2017		Institutional Class Shares For the Period Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	50,000	$500,000	50,000	$500,000
Purchase fees	—	—	—	—
Redemption fees	—	—	—	—
Shares issued in reinvestment of dividends and distributions	—	—	—	—
Shares redeemed	—	—	—	—
Net increase	50,000	$500,000	50,000	$500,000
	U.S. Equity Growth Fund
	Class 1 Shares For the Year Ended December 31, 2017		Class K Shares For the Period Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	—	$—	99,970 **	$1,148,640 **
Purchase fees	—	—	—	—
Redemption fees	—	—	—	—
Shares issued in reinvestment of dividends and distributions	—	—	409	5,489
Shares redeemed	(100,000)*	(1,148,640)*	—	—
Net increase (decrease)	(100,000)	$(1,148,640)	100,379	$1,154,129

*  100,000 shares and $1,148,640 converted from Class 1 into Class K.

**  99,970 shares and $1,148,640 converted into Class K from Class 1.

Notes to Financial Statements

Annual Report December 31, 2017

	U.S. Equity Growth Fund
	Institutional Class Shares For the Period Ended December 31, 2017
	Shares	Amount
Shares sold	435	$5,000
Purchase fees	—	—
Redemption fees	—	—
Shares issued in reinvestment of dividends and distributions	2	24
Shares redeemed	—	—
Net increase	437	$5,024
	U.S. Equity Growth Fund
	Class 1 Shares For the Period Ended December 31, 2016
	Shares	Amount
Shares sold	100,000	$1,000,000
Purchase fees	—	—
Redemption fees	—	—
Shares issued in reinvestment of dividends and distributions	—	—
Shares redeemed	—	—
Net increase	100,000	$1,000,000

	International Choice Fund
	Class 1 Shares For the Year Ended December 31, 2017				Class 2 Shares For the Year Ended December 31, 2017
	Shares		Amount		Shares		Amount
Shares sold	—		$—		2,534,688	**	$33,249,954	**
Purchase fees	—		3,420		—		46,266
Redemption fees	—		—		—		—
Shares issued in reinvestment of dividends and distributions	—		—		272,087		4,034,314
Shares redeemed	(1,434,417	)*	(17,850,819	)*	(107,813)		(1,500,000)
Net increase (decrease)	(1,434,417)		$(17,847,399)		2,698,962		$35,830,534

*  1,434,417 shares and $17,850,819 converted from Class 1 into Class 2.

**  1,419,374 shares and $17,850,819 converted into Class 2 from Class 1.

Notes to Financial Statements

Annual Report December 31, 2017

	International Choice Fund
	Class 3 Shares For the Year Ended December 31, 2017		Class 4 Shares For the Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	—	$—	2,650,821	$34,081,343
Purchase fees	—	22,875	—	—
Redemption fees	—	—	—	—
Shares issued in reinvestment of dividends and distributions	122,364	1,833,960	35,278	534,209
Shares redeemed	—	—	—	—
Net increase	122,364	$1,856,835	2,686,099	$34,615,552
	International Choice Fund
	Class 1 Shares For the Year Ended December 31, 2016		Class 2 Shares For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Shares sold	—	$—	34,587	$399,160
Purchase fees	—	40		535
Redemption fees	—	—	—	—
Shares issued in reinvestment of dividends and distributions	17,296	194,799	243,617	2,772,340
Shares redeemed	—	—	—	—
Net increase	17,296	$194,839	278,204	$3,172,035

	International Choice Fund
	Class 3 Shares For the Year Ended December 31, 2016
	Shares	Amount
Shares sold	—	$—
Purchase fees	—	265
Redemption fees	—	—
Shares issued in reinvestment of dividends and distributions	124,536	1,432,137
Shares redeemed	—	—
Net increase	124,536	$1,432,402

Notes to Financial Statements

Annual Report December 31, 2017

The Funds charged the following purchase fees and redemption fees for the period January 1, 2017 to April 30, 2017:

Fund	Purchase Fees	Redemption Fees
EAFE	0.21%	0.10%
EAFE Choice	0.21%	0.10%
EAFE Pure	0.21%	0.10%
Emerging Markets	0.20%	0.25%
Global Alpha Equity	0.15%	0.10%
International Equity	0.21%	0.10%
Long Term Global Growth Equity	0.10%	0.10%
U.S. Equity Growth	0.06%	0.06%
International Choice	0.21%	0.10%

Effective beginning May 1, 2017 the Funds ceased to charge purchase and redemption fees

Note E — Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of December 31, 2017, the following shareholders beneficially owned 25% or more of a Fund's voting securities:

Fund	Investor	Percentage
the EAFE Fund	Kentucky Teachers Retirement System	40.81%
the EAFE Choice Fund	Norhtern Trust as Trustee FBO	27.89%
the EAFE Pure Fund	El Paso Firemen & Policemen's Pension Fund	27.16%
the Emerging Markets Fund	Board of Trustees for the Maryland State Retirement and Pension System	45.02%
the Global Select Equity Fund	Baillie Gifford Overseas Ltd	100.00%
the International Concentrated Growth Fund	Baillie Gifford Overseas Ltd	100.00%
the Long Term Global Growth Equity Fund	Nissan Employee Retirement Plan	31.06%
the Long Term Global Growth Equity Fund	The Salvation Army A Georgia Corporation	31.62%
the Positive Change Equity Fund	Baillie Gifford Overseas Ltd	100.00%
the U.S. Equity Growth Fund	Baillie Gifford International LLC	100.00%
the International Choice Fund	the Municipal Fire & Police Retirement System of Iowa	28.10%

Purchase and Redemption activity of these accounts may have a significant effect on the operation of each Fund.

At December 31, 2017, Baillie Gifford Overseas Ltd ('the Advisor'), who is affiliated with the Funds, owned 100% of the Global Select Equity Fund, the International Concentrated Growth Fund and the Positive Change Equity Fund. As a result, the Adviser may be deemed to control the Fund.

At December 31, 2017, Baillie Gifford International LLC, a wholly owned subsidiary of Baillie Gifford Overseas Limited, the Advisor, owned 100% of the U.S. Equity Growth Fund and as a result may be deemed to control the Fund.

Notes to Financial Statements

Annual Report December 31, 2017

Note F — Commitments and Contingencies

Each of the Funds indemnifies the Trust's officers and Trustees for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications.

The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note G — New Accounting Pronouncement

In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. The amendment of Regulation S-X was applied to the Funds' financial statements for the period ending December 31, 2017; adoption is expected to have no effect on the fund's net assets or results of operations.

Note H — Line of Credit

The Trust has entered into a committed facility with Bank of New York Mellon which allows the Funds managed by the Advisor to borrow up to $50 million in total which matures on April 28, 2018, subject to minimum asset coverage requirements set out in the credit agreement. Each Fund may borrow money under this credit facility for the temporary funding of shareholder redemptions with respect to Class K and Institutional Class shares or for other temporary or emergency purposes.

Borrowings are charged an interest rate of 1.25% per annum plus the greater of the Federal Funds Effective Rate or the one-month LIBOR Rate. Pursuant to allocation procedures adopted by the Board, the Classes borrowing pursuant to the Credit Agreement shall bear any expenses associated with the credit facility or borrowings thereunder. Each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility based on such Fund's average net asset value attributable to the share classes for which the facility is maintained. The Baillie Gifford Funds had no outstanding loans at December 31, 2017. For the period ended December 31, 2017, the commitment fee for the line of credit was paid by the advisor, Baillie Gifford Overseas Limited.

On October 2, 2017 the Emerging Markets Fund borrowed a maximum of $8.6 million with an average loan balance of approximately $6.1 million under the Credit Facility lasting for two days during the year ended December 31, 2017. The interest associated with the Credit Facility was reimbursed by the Advisor.

Note I — Principal Risks

Cash

Cash held by the Funds may be in excess of Federal Deposit Insurance Corporation (FDIC) limitations. The Manager does not expect any loses as a result of cash being in excess of FDIC limits.

Currency and Currency Hedging Risk

The Fund could lose value if it invests in foreign currencies or securities denominated in foreign currencies which decline in value relative to the U.S. Dollar, or if it invests in products to reduce this exposure, and those products lose value. A Fund may realize a loss if it has exposure to a non-U.S. currency, and this non-U.S. currency declines in value, relative to the U.S. dollar. Similarly, a Fund may realize a loss if the Fund hedges exposure to a non-U.S. currency, and this non-U.S. currency increases in value, relative to the U.S. dollar. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Non U.S. Investment Risk

Non-U.S. securities are subject to additional risks, including less liquidity, increased volatility, less transparency, withholding or other taxes, increased

Notes to Financial Statements

Annual Report December 31, 2017

vulnerability to adverse changes in local and global economic conditions, less regulation, and possible fluctuation in value due to adverse political conditions. Foreign portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in the U.S.

For further information on risk please refer to the Prospectus.

Note J — Change in Independent Registered Public Accounting Firm

Effective September 18, 2017, Cohen & Company, Ltd ("Cohen") was appointed as the Funds' independent registered public accounting firm for the fiscal year ending December 31, 2017. The selection of Cohen was recommended by the Trust's Audit Oversight Committee, comprised of all non-interested Trustees, and was approved by the Board.

Note K — Legal Notice

MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information.

Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

S&P (US Equity Growth)

The S&P 500 and S&P Global Small Cap ("Index") is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates ("SPDJI"). Standard & Poor's® and S&P® are registered trademarks of Standard & Poor's Financial Services LLC, a division of S&P Global ("S&P"); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"). Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

Note L — Subsequent Events

Events or transactions that occur after the financial statement date but before the financial statements are issued are categorized as recognized or non-recognized for financial statement purposes.

There were no subsequent events identified between December 31, 2017 and the issuance of the Financial Statements.

Report of Independent Registered Public Accounting Firm

Annual Report December 31, 2017

To the Shareholders of Baillie Gifford EAFE Fund,
Baillie Gifford EAFE Choice Fund, Baillie Gifford EAFE Pure Fund,
Baillie Gifford Emerging Markets Fund, Baillie Gifford Global Alpha Equity Fund,
Baillie Gifford Global Select Equity Fund, Baillie Gifford International Concentrated Growth Fund,
Baillie Gifford International Equity Fund, Baillie Gifford Long Term Global Growth Equity Fund,
Baillie Gifford Positive Change Equity Fund, Baillie Gifford U.S. Equity Growth Fund,
and Baillie Gifford International Choice Fund, and Board of Trustees of Baillie Gifford Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Baillie Gifford EAFE Fund, Baillie Gifford EAFE Choice Fund, Baillie Gifford EAFE Pure Fund, Baillie Gifford Emerging Markets Fund, Baillie Gifford Global Alpha Equity Fund, Baillie Gifford Global Select Equity Fund, Baillie Gifford International Concentrated Growth Fund, Baillie Gifford International Equity Fund, Baillie Gifford Long Term Global Growth Equity Fund, Baillie Gifford Positive Change Equity Fund, Baillie Gifford U.S. Equity Growth Fund, and Baillie Gifford International Choice Fund (the "Funds"), each a series of Baillie Gifford Funds, as of December 31, 2017, and the related statements of operations, the statements of changes in net assets, including the related notes, and the financial highlights for the year or period then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds, as of December 31, 2017, the results of their operations, the changes in their net assets, and the financial highlights for the year or period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds' financial statements and financial highlights for the years or periods ended December 31, 2016 and prior were audited by other auditors, whose report dated February 28, 2017, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit includes performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Funds' auditor since 2017.

COHEN & COMPANY, LTD.

Cleveland, Ohio
February 28, 2018

Supplemental Information (unaudited)

Annual Report December 31, 2017

Federal Income Tax Information

Qualified dividend income was taxable to the Funds listed in the table below through December 31, 2017. The Funds intend to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Fund	Qualified Dividend Income
EAFE	100.00%
EAFE Choice	100.00%
EAFE Pure	89.24%
Emerging Markets	80.87%
Global Alpha Equity	100.00%
Global Select Equity	0.00%
International Concentrated	0.00%
International Equity	100.00%
Long Term Global Growth Equity	0.00%
Positive Change Equity	0.00%
U.S. Equity Growth	70.83%
International Choice	100.00%

For corporate shareholders, the percentage of ordinary income distributions for the year/period ended December 31, 2017 for the corporate dividends-received deducation for each Fund is:

Fund	Dividends-received Deductions
EAFE	0.00%
EAFE Choice	0.00%
EAFE Pure	0.00%
Emerging Markets	0.00%
Global Alpha Equity	39.62%
Global Select Equity	0.00%
International Concentrated	0.00%
International Equity	0.00%
Long Term Global Growth Equity	0.00%
Positive Change Equity	0.00%
U.S. Equity Growth	70.83%
International Choice	0.00%

In February 2018, certain US shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the U.S. federal tax status of the distributions received by certain US shareholders in the calendar year 2017.

Supplemental Information (unaudited)

Annual Report December 31, 2017

Foreign Taxes Paid — The following Funds elect under the Internal Revenue Code Section 853 to pass through foreign taxes paid to its shareholders. The total amount of foreign taxes passed through to shareholders on a per share basis for the year ended December 31, 2017, are as follows:

Fund	Foreign Taxes Per Share	Foreign Income Per Share
EAFE	0.0148	0.1553
EAFE Choice	0.0277	0.3331
EAFE Pure	0.0185	0.2302
Emerging Markets	0.0453	0.4381
Global Alpha Equity	0.0145	0.1546
Global Select Equity	—	—
International Concentrated	—	—
International Equity	0.0258	0.2829
Long Term Global Growth Equity	—	—
Positive Change Equity	—	—
U.S. Equity Growth	—	—
International Choice	0.0232	0.2462

Supplemental Information (unaudited)

Annual Report December 31, 2017

Management of The Trust

The following tables set forth the Trustees and Officers of the Trust, their principal occupations during the past five years, and certain other information as of December 31, 2017.

Name and Year of Birth(1)	Position(s) Held with Trust	Length of Time Served(2)	Principal Occupation and Other Directorships Held During Past 5 Years(3)	Number of Funds in Fund complex overseen by Trustee(4)(5)
Disinterested Trustees
George W. Browning* 1941	Trustee	Since 2007	Retired December 31, 2017, Formerly: Managing Director, Client Service, Babson Capital Management, LLC (investment adviser).	13
Howard W. Chin 1952	Trustee	Since 2015	Retired. Formerly: Managing Director, Investments, Guardian Life Insurance (financial services).	13
Bruce C. Long 1945	Trustee	Since 2009	Global Financial Consultant. CEO, K-Stream LLC (financial services); Consultant, DALBAR, Inc. (financial measurements); Consultant, Carpenter Group (financial services).	13
Robert E. Rigsby 1949	Trustee	Since 2014	Retired. Formerly: President & COO, Delivery Business at Dominion Energy, Inc. (electric and gas energy company).	13
Pamela M.J. Cox 1952	Trustee	Since 2017	Senior Associate (non-resident), CSIS (think tank). Formerly: Senior Vice President; Vice President East Asia, World Bank Group (international bank & financial services).	13
Interested Trustee
David Salter 1975	Trustee, Chairman of the Board, and President	Since 2014	Partner, Baillie Gifford & Co. (investment adviser); Manager, Baillie Gifford International LLC with oversight of products offered to the North American market.	13

Name and Age(1)	Position(s) Held with Trust	Length of Time Served(2)	Principal Occupation During Past 5 Years(3)

Officers (other than Officers who are also Trustees)

Andrew Telfer 1967	Vice President	Since 2008	Managing Partner, Baillie Gifford & Co. (investment adviser); Director, Baillie Gifford Overseas Limited (investment adviser).
Michael Stirling-Aird 1977	Vice President	Since 2012	Client Service Director, Baillie Gifford Overseas Limited (investment adviser).
Julie Paul 1975	Vice President	Since 2012	Manager, North American Funds Operations Department, Baillie Gifford & Co. (investment adviser).
Tim Campbell 1975	Vice President	Since 2014	Partner, Baillie Gifford & Co. (investment adviser); Manager, Baillie Gifford International LLC with oversight of marketing performed in North America.
Lindsay Cockburn 1978	Treasurer	Since 2015	Manager, North American Funds Operations Department, Baillie Gifford & Co. (investment adviser).
Gareth Griffiths 1973	Chief Legal Officer and Secretary	Since 2015	Senior Legal Advisor for the Baillie Gifford Group (investment adviser).

Supplemental Information (unaudited)

Annual Report December 31, 2017

Name and Year of Birth(1)	Position(s) Held with Trust	Length of Time Served(2)	Principal Occupation During Past 5 Years(3)

Officers (other than Officers who are also Trustees)

Graham Laybourn 1966	Chief Compliance Officer	Since 2005	Partner, Baillie Gifford & Co. (investment adviser); Group Compliance Officer, Director of Regulatory Risk and Legal, Baillie Gifford Group (investment adviser).
Evan Delaney 1969	Chief Risk Officer	Since 2013	Group Chief Risk Officer, Director of Business Risk and Internal Audit, Baillie Gifford Group (investment adviser).
Lesley-Anne Archibald 1988	Vice President	Since 2017	Assistant Manager, North American Funds Operations Department, Baillie Gifford & Co. (investment advisor).

The address of each Trustee and Officer of the Trust is c/o Baillie Gifford Funds, Calton Square, 1 Greenside Row, Edinburgh, Scotland EH1 3AN.

*  Retired December 31, 2017.

(1)  There is no stated term of office for the Trustees and a Trustee may serve until such Trustee reaches the age of 75 years. Thereafter, such Trustee offers to tender his or her resignation from the Board, and the Nominating and Governance Committee, at its discretion, makes a recommendation to the Board whether to accept or reject such resignation annually. The Chairman of the Board and President of the Trust are elected annually by the Board of Trustees. Other officers may be elected or appointed by the Trustees at any time.

(2)  Previous positions during the past five years with Baillie Gifford & Co., the Manager and Baillie Gifford Group are omitted if not materially different from the positions listed.

(3)  The number of Funds in the Fund complex overseen by the Trustee includes the Asia ex Japan Fund, a series of the Trust which has not yet commenced operations.

(4)  David Salter is an "interested person" (as defined in the 1940 Act) of the Trust or the Manager due to his positions with the Manager (Baillie Gifford Overseas Ltd.) and his role as an officer of the Trust.

Additional information regarding the Trustees is in the Funds' Statement of Additional Information and is available upon request, without charge, by calling Baillie Gifford Overseas Limited at 011-44-131-275-2000.

A description of the Funds' proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling Baillie Gifford Overseas Limited at 011-44-131-275-2000 or on the SEC's website at http://www.sec.gov. Shareholders may submit to the Trust claims for reimbursement of telephone charges incurred in placing such calls.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling Baillie Gifford Overseas Limited at 011-44-131-275-2000 or by accessing the

Fund's Form N-PX on the SEC's website at http://www.sec.gov. Shareholders may submit to the Trust claims for reimbursement of telephone charges incurred in placing such calls.

Each of the Funds files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at http://www.sec.gov. The Funds' Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds' holdings can also be found at Baillie Gifford Funds website: http://USmutualfund.bailliegifford.com

BOARD CONSIDERATIONS REGARDING
NEW FUNDS' ADVISORY AGREEMENT APPROVAL

Annual Report December 31, 2017

On September 18-19, 2017, the Board of Trustees (the "Board") of the Baillie Gifford Funds (the "Trust"), including those trustees who are not "interested persons" as defined by the Investment Company Act of 1940, as amended (the "Independent Trustees"), approved the investment advisory agreement (the "Advisory Agreement") between the Trust, on behalf of The Positive Change Equity Fund, The Global Select Equity Fund and The International Concentrated Growth Fund, respectively, (each a "Fund" and collectively, the "Funds") and Baillie Gifford Overseas Limited (the "Manager"). As part of the review process, the Independent Trustees met independently of Trust management and of the interested trustee of the Board to consider the approval of the Advisory Agreement. During the review process, the Independent Trustees were represented by independent legal counsel. The Independent Trustees reviewed materials received from the Manager, Broadridge (an independent provider of mutual fund data, "Broadridge") and independent legal counsel. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. The Independent Trustees then presented their findings to the Board.

The Board concluded that it was in the best interests of each Fund to approve the Advisory Agreement. In reaching this conclusion for the Funds, the Board did not identify any single factor as determinative in its analysis, but rather the Board considered a variety of factors, including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

The Board considered the nature, extent and quality of the services expected to be provided by the Manager to The Positive Change Equity Fund, The Global Select Equity Fund and The International Concentrated Growth Fund. The Board noted that pursuant to the Funds' Advisory Agreement, the Manager will provide portfolio management services to the Funds and will receive a management fee and pursuant to a separate Administration, Supervisory and Sub-Accounting Services Plan and Administration and Supervisory Agreement the Manager will receive an administration and supervisory fee. The Board considered the background and qualifications of the investment and compliance personnel who would be involved in the management and oversight of the Funds and reviewed information regarding each Fund's management fee, administration and supervisory fee and estimated expense ratio compared to similar funds. The Board considered the proposed investment objective and policies for the Funds and reviewed composite performance information for similar strategies from the Manager. The Board noted that the Manager provides advisory services to other funds in the Trust and that the Board had also reviewed extensive information regarding the Manager and the nature and quality of services provided during the annual contract renewal process that was completed in June 2017. In evaluating the management fee to be paid by each Fund, and in particular when assessing comparative data, the Board considered not only the management fee, but also the combination of the Fund's management fee and administration and supervisory fee. The Board concluded that the nature, extent and quality of the services provided by the Manager to the Funds, pursuant to the Advisory Agreement, were expected to be satisfactory.

With respect to profitability, the Board considered that because the Funds were not operational that the Manager did not provide estimated profitability. The Board considered other benefits to be derived by the Manager from its relationship to the Funds, including receipt of the administration and supervisory fee. The Board considered whether there were economies of scale with respect to management of the Funds and whether the Funds would benefit from any economies of scale. The Board considered the relatively low level of the management fees of the Funds compared to peer funds and that the Funds were not yet operational and had no assets.

The Board noted the following items specific to the referenced Funds.

The Positive Change Equity Fund

The Board reviewed the Fund's management fee (plus the administration and supervisory fee) and total expense ratio and compared them to the average management fees and expense ratios of an expense peer group and expense universe of funds based on data provided by Broadridge. The comparable fund information showed that the Fund's management fee (plus the administration and supervisory fee) was below the average management fee of both the expense peer group and the expense universe. The Board also reviewed the fee schedules for separately managed accounts of the Manager with a similar investment mandate. The Board considered that the Manager has contractually

BOARD CONSIDERATIONS REGARDING
NEW FUNDS' ADVISORY AGREEMENT APPROVAL

Annual Report December 31, 2017

agreed to waive its fees and/or bear other expenses of the Class K and Institutional Class Shares of the Fund through April 30, 2019 and that the contractual agreement may only be terminated by the Board. The Board considered that the management fee was on the low end of the spectrum of the expense peer group. On the basis of the information provided, the Board concluded that the management fee was reasonable.

The Global Select Equity Fund

The Board reviewed the Fund's management fee (plus the administration and supervisory fee) and total expense ratio and compared them to the average management fees and expense ratios of an expense peer group and expense universe of funds based on data provided by Broadridge. The comparable fund information showed that the Fund's management fee (plus the administration and supervisory fee) was below the average management fee of both the expense peer group and the expense universe. The Board also reviewed the fee schedules for separately managed accounts of the Manager with a similar investment mandate. The Board considered that the Manager has contractually agreed to waive its fees and/or bear other expenses of the Class K and Institutional Class Shares of the Fund through April 30, 2019 and that the contractual agreement may only be terminated by the Board. The Board considered that the management fee was on the low end of the spectrum of the expense peer group. On the basis of the information provided, the Board concluded that the management fee was reasonable.

The International Concentrated Growth Fund

The Board reviewed the Fund's management fee (plus the administration and supervisory fee) and total expense ratio and compared them to the average management fees and expense ratios of an expense peer group and expense universe of funds based on data provided by Broadridge. The comparable fund information showed that the Fund's management fee (plus the administration and supervisory fee) was above the average management fee of the expense peer group and below the average management fee of the expense universe. The Board also reviewed the fee schedules for separately managed accounts of the Manager with a similar investment mandate. The Board considered that the Manager has contractually agreed to waive its fees and/or bear other expenses of the Class K and Institutional Class Shares of the Fund through April 30, 2019 and that the contractual agreement may only be terminated by the Board. On the basis of the information provided, the Board concluded that the management fee was reasonable.

Conclusion

Based upon all the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Funds were reasonable and fair and that the approval of the Advisory Agreement was in the best interests of each Fund.

Item 2. Code of Ethics.

(a)         The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         Not applicable.

(c)          There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relate to any element of the code of ethics definition enumerated in paragraph (b) of this item’s instructions.

(d)         The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)          Not applicable.

(f)           The registrant’s Code of Ethics is attached hereto as an exhibit.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Mr. Robert E. Rigsby, is qualified to serve as an audit committee financial expert serving on its audit oversight committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)         The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $164,000 for 2016 and $240,800 for 2017.

Audit fees include amounts for auditing and reporting on the financial statements and the financial highlights included in the Funds annual report to the shareholders, issuance of the auditor’s consent to be included in the Funds’ annual amendment to the registration statement on Form N-1A, issuance of the auditor’s report on internal controls for inclusion in Form N-SAR and provision of comments on the Funds’ interim financial statements (as requested). The audit fees above represent the amounts billed for services provided for the fiscal year indicated, not the amounts billed during such year.

Audit-Related Fees

(b)         The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2016 and $0 for 2017.

Audit-related fees include amounts billed for assurance and related services rendered to the registrant, including consultations related to financial accounting and reporting standards.  The audit-related fees above represent the amounts billed during the fiscal year indicated.

Tax Fees

(c)          The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $34,000 for 2016 and $72,000 for 2017.

Tax fees include amounts for services rendered to the registrant for tax compliance, tax planning and tax advice, including tax return preparation and review of and participation in determining required income and capital gains distributions.  The tax fees above represent the amounts billed during the fiscal year indicated.

All Other Fees

(d)         The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2016 and $0 for 2017.

(e)(1)                   Engagements that are required to be pre-approved by the registrant’s Audit Oversight Committee, “the Committee”, may be pre-approved (i) at any regular or special meeting of the Committee or (ii) by the Committee Chair (or any other Committee member who is a disinterested trustee under the 1940 Act to whom this responsibility has been delegated), as long as the estimated fee for the particular services for which pre-approval is sought does not exceed $75,000 (for audit services) or $100,000 (for audit-related services) and provided that such committee member must report, for informational purposes only, any pre-approval decisions to the Board at its next regularly scheduled meeting.

(e)(2)                   The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Audit Related Fees — Not Applicable

(c) Tax Fees — 100%

(d) All Other Fees — Not Applicable

(f)           Not applicable.

(g)          The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2016 and $0 for 2017.

(h)         Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)               Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)               In accordance with Section 13(c) of the Investment Company Act of 1940, the registrant has divested itself of the following securities since the filing of its last report on Form N-CSR:

The International Equity Fund

Name of Issuer	Exchange Ticker Symbol	Security Identifier (CUSIP number/ISIN)	Total Number of Shares Divested	Date Securities were Divested	Amount Held on Filing Date	Statute
Atlas Copco B	ATCO B	SE0006886768	18,995	03/03/2017	1,204,314	Sudan Accountability and Divestment Act of 2007;
			51,805	07/19/2017
			19,648	10/24/2017
			27,348	11/27/2017
			18,884	12/18/2017

The EAFE Fund

Name of Issuer	Exchange Ticker Symbol	Security Identifier (CUSIP number/ISIN)	Total Number of Shares Divested	Date Securities were Divested	Amount Held on Filing Date	Statute
Atlas Copco A	ATCO A	SE0006886750	39,167	04/21/2017	2,200,696	Sudan Accountability and Divestment Act of 2007;
			49,424	06/22/2017
			41,769	09/21/2017
			38,216	09/26/2017
			22,457	10/16/2017
			20,941	10/31/2017
			63,343	11/28/2017
			25,432	12/18/2017
			26,160	12/27/2017

The EAFE Choice Fund

Name of Issuer	Exchange Ticker Symbol	Security Identifier (CUSIP number/ISIN)	Total Number of Shares Divested	Date Securities were Divested	Amount Held on Filing Date	Statute
Atlas Copco A	ATCO A	SE0006886750	3,109	03/17/2017	0	Sudan Accountability and Divestment Act of 2007;
			6,606	08/30/2017
			4,025	10/04/2017
			3,830	11/15/2017

Atlas Copco B	ATCO B	SE0006886768	7,783 17,637	11/20/2017 12/05/2017	180,311	Sudan Accountability and Divestment Act of 2007;

The EAFE Pure Fund

Name of Issuer	Exchange Ticker Symbol	Security Identifier (CUSIP number/ISIN)	Total Number of Shares Divested	Date Securities were Divested	Amount Held on Filing Date	Statute
Atlas Copco A	ATCO A	SE0006886750	3,341 11,451	08/11/2017 12/19/2017	138,119	Sudan Accountability and Divestment Act of 2007;

The Global Alpha Equity Fund

Name of Issuer	Exchange Ticker Symbol	Security Identifier (CUSIP number/ISIN)	Total Number of Shares Divested	Date Securities were Divested	Amount Held on Filing Date	Statute
Atlas Copco A	ATCO A	SE0006886750	9,975	02/28/2017	0	Sudan Accountability and Divestment Act of 2007;

Atlas Copco B	ATCO B	SE0006886768	2,793 14,081 7,911	02/28/2017 09/15/2017 11/27/2017	353,827	Sudan Accountability and Divestment Act of 2007;

The Long Term Global Growth Equity Fund

Name of Issuer	Exchange Ticker Symbol	Security Identifier (CUSIP number/ISIN)	Total Number of Shares Divested	Date Securities were Divested	Amount Held on Filing Date	Statute
Atlas Copco A	ATCO A	SE0006886750	2,574	03/22/2017	62,884	Sudan Accountability and Divestment Act of 2007;
			3,331	03/23/2017
			1,337	03/30/2017
			557	03/31/2017
			1,061	04/04/2017
			197	04/04/2017
			906	04/05/2017

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)                  Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)                  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)                  Not applicable.

(a)(4)                  Not applicable.

(b)                                 Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)		Baillie Gifford Funds

By (Signature and Title)*		/s/ David Salter
David Salter, President
(principal executive officer)

Date	March 1, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ David Salter
David Salter, President
(principal executive officer)

Date	March 1, 2018

By (Signature and Title)*		/s/ Lindsay Cockburn
Lindsay Cockburn, Treasurer
(principal financial officer)

Date	March 1, 2018

* Print the name and title of each signing officer under his or her signature.